--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
-----------------------------------------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
US TREASURY SECURITIES, SERIES A, B, C, D, E,
F, G, H, I, J, AND K

1996 ANNUAL REPORT
DECEMBER 31, 1996

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the graphs and tables on pages 8-15 of this report to shareholders.

BALANCED PORTFOLIO

As of December 31, 1996, the asset allocation of Balanced Portfolio was: US bonds, 54% of net assets; US equities, 42%; and cash reserves, 4%.

During much of the fiscal year ended December 31, 1996, the Portfolio's cash position was a relatively small portion of assets. Consequently, cash reserves held down the return to a much lesser extent than was the case in 1995. The US equity commitments in sectors such as technology, financial services and consumer staples continued to have a positive impact on overall returns. The maintenance of US equities at close to the 50% maximum allowable level (as described in the prospectus) for much of 1996 proved a positive influence on performance. Returns on US bonds were well below those of US equities, so that the fixed-income representation held down the overall return.

In the United States, we became more cautious as the stock market advanced during the latter part of 1996. Our concern was that US equities could be vulnerable to earnings disappointments during 1997. Given this outlook, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Company.

In order to seek to further reduce risk, we established positions in several areas which appeared unexploited. These sectors included electric utilities through an investment in Edison International Inc., and real estate through Prentiss Properties Trust. After the cutback in the US equity position, the largest proportion of US equity assets remained allocated to areas that we believe are likely to benefit from strength in capital spending in the United States and abroad. These commitments included companies involved in technology, such as International Business Machines Corp., and companies in defense and aerospace, as exemplified by Northrop Grumman Corporation.

We enlarged our position in US bonds during the second half of 1996. Initially the position comprised long duration securities. We reduced the average duration to approximately five years in late 1996 as the market rallied. We expect bond yields to remain in a relatively narrow range in 1997 in response to a stable rate of moderate economic growth in the United States.

CAPITAL STOCK PORTFOLIO

As was the case in 1995, US equities were a positive net contributor to overall Portfolio returns during the fiscal year ended December 31, 1996. Particularly strong returns were exhibited by the technology, financial services and consumer staple commitments, which were well represented in the Portfolio. While the overall return on foreign equities lagged that of the United States by a significant margin, the decision to underweight Japan and overweight a number of markets in the Americas and Europe reduced the negative impact of the foreign equity representation during the year. The Portfolio's cash position, which was relatively small during much of 1996, held down the Portfolio's total return to a much lesser extent than was the case in 1995.

As of December 31, 1996, the asset allocation for Capital Stock Portfolio was: foreign equities, 20% of net assets; US equities, 77%; and cash reserves, 3%.

In the United States, we became more cautious as the stock market advanced during the latter part of 1996. Our concern was that US equities could be vulnerable to earnings disappointments during 1997. In reducing US equities, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Company.

In order to seek to further reduce risk, we established positions in several areas which appeared unexploited. These sectors included electric utilities through an investment in Edison International,

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996  (Continued)
--------------------------------------------------------------------------------
Inc., and real estate through Prentiss Properties Trust. After the cutback in the US equity position, the largest proportion of US equity assets remained allocated to areas that we believe are likely to benefit from strength in capital spending in the United States and abroad. These commitments included companies involved in technology, such as International Business Machines Corp., and companies in defense and aerospace, as exemplified by Northrop Grumman Corporation.

In the foreign equity sector, new positions were concentrated in Europe. The majority were in the United Kingdom and included British Steel PLC, Glaxo Wellcome PLC, Grand Metropolitan PLC, Boots Company PLC, National Westminster PLC, and Vodafone Group PLC. Other new commitments included SGS Thompson Microelectronics NV in France, and Color Line ASA in Norway. Significant positions were maintained in Latin America and Canada, given the comparatively favorable outlook for these economies and markets. The commitment in Japanese equities remained at the reduced levels achieved earlier in 1996.

GLOBAL STRATEGY PORTFOLIO

As was the case in 1995, US equities were a positive net contributor to overall Fund returns during the fiscal year ended December 31, 1996. Particularly strong returns were exhibited by the technology, financial services and consumer staple commitments, which were well represented in the Portfolio. While the overall return on foreign equities lagged that of the United States by a significant margin, the decision to underweight Japan and overweight a number of markets in the Americas and Europe reduced the negative impact of the foreign equity representation during the year. Similarly, while bond returns were also well below those of US equities, a number of markets represented in the Portfolio during much of the year, including Canada, the United Kingdom and Sweden, made a positive contribution to performance. The cash position, which was relatively small during much of 1996, held down the Portfolio's total return to a much lesser extent than was the case in 1995.

As of December 31, 1996, the asset allocation for Global Strategy Portfolio was: foreign equities, 49% of net assets; US equities, 30%; foreign bonds, 12%; US bonds, 7%; and cash reserves, 2%.

The major change in the equity sector during the second half of 1996 involved shifting assets from US equities and foreign bonds into foreign equities. We increased the representation in foreign equities markets by expanding existing commitments. New positions were concentrated in Europe. The majority were in the UK market and included British Steel PLC, Glaxo Wellcome PLC, Grand Metropolitan PLC, Boots Company PLC, National Westminster PLC, and Vodafone Group PLC. Other new commitments included SGS Thomson Microelectronics NV in France and Color Line ASA in Norway. Significant positions were maintained in Latin America and Canada, given the comparatively favorable outlook for these economies and markets. The commitment in Japanese equities remained at the reduced levels achieved earlier in 1996.

In the United States, we became more cautious as the stock market advanced strongly during the latter part of 1996. We were concerned that US equities could be vulnerable to earnings disappointments during 1997. In reducing US equities, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Company.

We restored positions in the United States and Canadian bond markets during the second half of 1996. The positions initially were of long duration, which was reduced during late 1996 through the sale of the long-term Canadian bonds and the purchase of additional US Treasury obligations of intermediate maturities. In Europe, we reduced the commitment to higher-yielding markets through the sale of Spanish bonds, and reduced a portion of the commitment in Sweden in favor of positions in Denmark and the United Kingdom.

GROWTH STOCK PORTFOLIO

Growth Stock Portfolio's total return for the year ended December 31, 1996 was +19.57%. Companies that contributed significantly to the Portfolio's return in the second half of 1996 included The Travelers Group, Inc., The Gillette Co., State Street Boston Corp., SmithKline Beecham PLC (ADR) and Travelers/Aetna Property Casualty Corp. (Class A). We continued to maintain a relatively low cash reserve level, with cash equivalents equal to 5.8% of net assets at fiscal year-end.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996  (Continued)
--------------------------------------------------------------------------------

Our investment strategy did not change during the year ended December 31, 1996. Over 50% of net assets are invested in large-capitalization global growth companies in the consumer non-durable goods and services and the commercial services industries. The pharmaceutical industry, at 13.3% of net assets, continued to be the most important industry sector. We continued to increase our representation in financial services companies, with the combination of stock holdings in the banking, financial services and insurance sectors equal to 23% of net assets at year-end. Cyclical growth companies, particularly those in the retailing and technology equipment industries, were de-emphasized. The top ten industries were equal to 63.7% of net assets, and the top ten equity holdings were equal to 32.7% of net assets, at the end of the year.

HIGH YIELD PORTFOLIO

The high-yield debt market continued its upward momentum through December, outperforming US Treasury securities and high-grade bonds for the month, the last quarter and the year. Yield spreads versus Treasury securities remained compressed, causing high-yield bonds to sell at record high levels relative to the historical norm. An exception to the general narrowing of spreads was the CCC-rated category, which widened 113 basis points (1.13%) for the year. This is an indication that, despite a very low incidence of defaults during 1996, credit problems adversely impacted the performance of the lowest credit quality securities.

The high-yield market benefited from positive corporate and refinancing events, a benign credit environment -- the default rate was only 0.58% versus the historic average of 1.97% -- and a vibrant equity market. Continuous cash inflows helped absorb record new issuance ($78 billion) and led to less differentiation among yields, credits and risk. The tendency in 1996 was to take on more risk to outperform.

For the fiscal year ended December 31, 1996, the Fund's total return was +12.32%, while the total return for the unmanaged Merrill Lynch High Yield Master Bond Index was +11.06%. Our performance over the course of the year was aided by a modest overweighting in bonds rated below BB. Lower-quality issues in the aggregate outperformed, benefiting Fund returns. Announced mergers, acquisitions and refinancings also impacted returns positively. The benefiting sectors included communications, paper and utilities. Among those credits affected were PanAmSat L.P., NWCG Holding Corp., Repap Enterprises and Beaver Valley Funding Corp., which are all portfolio holdings. Results were impacted negatively by higher cash balances and high exposure to the cable and broadcasting industry, which underperformed all other sectors and the Index.

Given the relatively full valuation of the high-yield market, particularly among securities in the lower-quality end of the spectrum, we intend to remain cautious. Our strategy seeks to reduce risk through gradually upgrading quality to B+ and retaining lower-yielding credits such as Bell Cablemedia PLC and NWCG Holding which are likely to be called or tendered within 18 months. Among B+-rated investments made during the six-month period ended December 31, 1996 were Foodmaker, Inc., Advanced Micro Devices, Inc., Olympus Communications L.P., WCI Steel, Inc., and Vanguard Cellular Systems, Inc.

At December 31, 1996, our cash position was 12.6% of net assets. Major industries in the Portfolio included: broadcasting/cable, 7.9% of net assets; communications, 8.7%; energy, 5.3%; and consumer products, 5.9%.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The acceleration of job creation, which became evident in February, adversely impacted interest rates throughout the first half of the year. Job growth averaged 233,000 jobs per month for the first six months of 1996 compared with an average monthly gain of only 144,000 during the same period in 1995. Combined with surprising strength in the wage and salary index, this caused concern that the favorable inflation climate might be drawing to a close. The rise in bond prices, which occurred in 1995, began to reverse in the first quarter of 1996. Bond prices fluctuated during the spring and summer months in a swirl of speculation about the course of inflation. This volatility was caused by the release of economic data which seemed inconclusive with regard to future economic growth prospects. Bond prices remained steady until the Federal Reserve Board's decision in late September not to raise short-term interest rates. This was interpreted by investors as a sign that the economy was slowing enough in the third quarter so that inflation would not be a problem. Bond prices began to

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996  (Continued)
--------------------------------------------------------------------------------
rise as the third-quarter data was released. However, Federal Reserve Board Chairman Alan Greenspan's comment that there was an "irrational exuberance" in US financial markets sent a shudder through the investment system, because it implied that the levels of both stock and bond prices were not consistent with the economic data. Within two weeks after his remarks, the stock market dropped over 200 points and there was a corresponding increase of 20 basis points in the bellwether US Treasury long-term bond yield.

A review of the underlying economic and political conditions that normally influence the behavior of stock and bond prices seems to justify the optimism that prevailed in the fall. For example, the Federal Reserve Board's monetary policy remained unchanged during the period, contrary to widespread expectations during the summer that there would be a tightening. This did not occur because it became apparent that the economy was slowing on its own from the torrid pace of the second quarter, when real gross domestic product (GDP) growth jumped to 4.7% from the 2% pace of the first quarter. Third-quarter real GDP growth dropped back to 2.1%. Meanwhile, inflation remained subdued. In addition, the US dollar gained in value, implying less inflation and continued foreign investment in US securities. Stock and bond prices improved by year-end, but without the enthusiasm that had characterized the fall.

We extended the duration of the portfolio very modestly during the year ended December 31, 1996, because of the strength of the market. We reduced cash, and made several trades which lengthened the maturity of several issues. We believe this strategy enhanced the Portfolio's overall performance. Looking ahead, we believe that markets have a way of self-correcting. Although inflation remains at a low level, we believe that the current level of bond prices fully reflects the positive factors which characterized the economy in the last quarter. Without significant additional good news, we believe that the bond market is in a trading range which justifies a conservative strategy.

LONG TERM CORPORATE BOND PORTFOLIO

The acceleration of job creation, which became evident in February, adversely impacted interest rates throughout the first half of the year. Job growth averaged 233,000 jobs per month in the first six months of 1996, compared with an average monthly gain of only 144,000 in the same period in 1995. Combined with surprising strength in the wage and salary index, these data caused concern that the favorable inflation climate might be drawing to a close. The rise in bond prices which occurred in 1995 began to reverse in the first quarter of 1996. Bond prices fluctuated during the spring and summer months in a swirl of speculation about the course of inflation. This volatility was caused by the release of economic data which seemed inconclusive with regard to future growth prospects. Bond prices remained volatile until the Federal Reserve Board's decision in late September not to raise short-term interest rates. This was interpreted by investors as a sign that the economy was slowing down enough on its own in the third quarter so that inflation would not be a problem. Bond prices began to rise as the third quarter data were released. However, Federal Reserve Board Chairman Alan Greenspan touched a nerve on December 5 when he suggested that there was an "irrational exuberance" in US financial markets. This comment sent a shudder through the investment system, because of its implication that the levels of both stock and bond prices were not consistent with the economic data. Within two weeks after his remarks, the stock market dropped over 200 points and there was a corresponding increase of 20 basis points in the bellwether Treasury long bond yield.

Yet a review of the underlying economic and political conditions that normally influence the behavior of stock and bond prices seems to justify the investor optimism that prevailed in the fall. For example, the Federal Reserve Board's monetary policy remained unchanged during the period, contrary to widespread expectations during the summer that there would be a tightening. This did not occur because it became apparent that the economy was slowing on its own from the torrid pace of the second quarter, when real GDP growth jumped to 4.7% from the 2% pace of the first quarter. Third-quarter GDP growth dropped back to 2.1%. Meanwhile, inflation remained subdued. In addition, the US dollar gained in value, implying less inflation and continued foreign investment in US securities. Stock and bond prices improved by year-end, but without the enthusiasm that had characterized the fall.

From February through the middle of the summer, we moved the Portfolio into an ever-increasing conservative position by shortening the average life from 11 years to 9.5 years. We accomplished this by increasing the percentage of Treasury issues held by the Fund and by trading down the yield curve, which reduced maturity. In the fall, we began to purchase more industrial and utility issues and

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996  (Continued)
--------------------------------------------------------------------------------
a selection of trust preferreds offering an attractive yield, which benefited the Portfolio's overall performance.

MONEY RESERVE PORTFOLIO

For the six-month period ended December 31, 1996, the Money Reserve Portfolio's net annualized yield was 5.23%.* The Portfolio's 7-day yield as of December 31, 1996 was 5.24%*. The average portfolio maturity was 72 days at December 31, 1996, compared to 56 days at June 30, 1996.

The Fund's composition at the end of December and as of our last report is detailed below:

ISSUE                                                                                               12/31/96      6/30/96
---------------------------------------------------------------------------------------------------------------------------
Bank Notes......................................................................................         1.1%           --
Certificates of Deposit.........................................................................         1.7            --
Certificates of Deposit -- European.............................................................          --           1.8%
Commercial Paper................................................................................        49.7          51.1
Corporate Notes.................................................................................         7.5           8.5
Master Notes....................................................................................         3.4           5.4
Medium-Term Notes...............................................................................         1.8           2.7
US Government Agency & Instrumentality Obligations -- Discount..................................          --           0.4
US Government Agency & Instrumentality Obligations -- Non-Discount..............................        34.9          29.6
Repurchase Agreements...........................................................................         0.3            --
Other Assets Less Liabilities/Liabilities in Excess of Other Assets.............................        (0.4)          0.5
                                                                                                       -----         -----
Total...........................................................................................       100.0%        100.0%
                                                                                                       -----         -----
                                                                                                       -----         -----

MULTIPLE STRATEGY PORTFOLIO

As was the case in 1995, US equities were a positive net contributor to overall Fund returns during the fiscal year ended December 31, 1996. Particularly strong returns were exhibited by the technology, financial services and consumer staple commitments, which were well represented in the Portfolio. While the overall return on foreign equities lagged that of the United States by a significant margin, the decision to underweight Japan and overweight a number of markets in the Americas and Europe reduced the negative impact of the foreign equity representation during the year. Similarly, while bond returns were also well below those of US equities, a number of markets represented in the Portfolio during much of the year, including Canada, the United Kingdom and Sweden, made a positive contribution to performance. The cash position, which was relatively small during much of 1996, held down the Portfolio's total return to a much lesser extent than was the case in 1995.

As of December 31, 1996, the asset allocation for Multiple Strategy Portfolio was: foreign equities, 21% of net assets; US equities, 52%; foreign bonds, 5%; US bonds, 21%; and cash reserves, 1%.

The major change in the equity sector during the second half of 1996 involved shifting assets from US equities and foreign bonds into foreign equities. We increased representation in foreign equities markets by expanding existing commitments.

In the United States, we became more cautious as the stock market advanced strongly during the latter part of 1996. We were concerned that US equities could be vulnerable to earnings disappointments during 1997. In reducing US equities, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Company.

In order to seek to further reduce risk, we established positions in several areas which appeared unexploited. These sectors included electric utilities through Edison International Inc. and real estate through Prentiss Properties Trust. After the cutback in the US equity position, the largest proportion of US equity assets remained allocated to areas that we believe are likely to benefit from strength in capital spending in the United States and abroad. These commitments included companies involved

------------
* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996  (Continued)
--------------------------------------------------------------------------------
in technology, such as International Business Machines Corp., and companies in defense and aerospace, as exemplified by Northrop Grumman Corporation.

In the foreign equity sector, new positions were concentrated in Europe. The majority were in the United Kingdom and included British Steel PLC, Glaxo Wellcome PLC, Grand Metropolitan PLC, National Westminster PLC, and Vodafone Group PLC. Other new commitments included SGS Thomson Microelectronics NV in France and Color Line ASA in Norway. Significant positions were maintained in Latin America and Canada, given the comparatively favorable outlook for these economies and markets. The commitment in Japanese equities remained at the reduced levels achieved earlier in 1996.

We enlarged our position in US bonds and restored a commitment to Canadian bonds during the second half of 1996. The positions initially were of long duration, which then was reduced through the sale of the long-term Canadian bonds and the purchase of additional US Treasury obligations of intermediate-term maturities. In Europe, the commitment to higher-yielding markets was reduced through the sale of Spanish bonds and a portion of the commitment in Sweden in favor of positions in Denmark and the United Kingdom.

NATURAL RESOURCES PORTFOLIO

The environment for investments in the natural resource sector was mixed during the 12-month period ended December 31, 1996. Returns from resource-related stocks were generally positive. Except for energy-related stocks, share price gains generally lagged the returns of the broad global stock market averages. Investor sentiment toward commodity cyclical companies was cautious as investors remained concerned about the sustainability of economic activity, particularly in the United States. In addition, economic statistics released in Japan and Europe suggested that the pace of any economic recovery in these markets would remain slow. In spite of these concerns about economic activity, commodity prices generally moved higher over the period as supply/demand fundamentals in most commodity areas strengthened. Oil and natural gas prices soared; base metal prices, led by copper, recovered sharply from their losses during the summer; lumber prices remained in a firm uptrend. There were also some price increases announced by companies in the steel and paper products areas, but it is still uncertain if these will be accepted. Conversely, gold prices moved lower on concerns about possible increases in the supply of gold to the marketplace.

During the year ended December 31, 1996, Portfolio returns were enhanced by our large exposure to the energy sector, with particular emphasis on exploration and production companies. Share prices of exploration and production companies and oil service companies benefited from stronger-than-expected oil and natural gas prices. Oil prices rallied sharply during the period ended December 31, 1996, driven by strong demand and low inventories of crude oil and oil products, particularly in the United States. These strong industry fundamentals have, thus far, left the oil markets relatively unaffected by the recent approval of Iraqi oil exports for humanitarian aid. The effects of this will have to be monitored closely in the future. The price of natural gas was more volatile during the December period. Natural gas prices retreated sharply during the summer months because of relatively mild weather in the United States, which reduced electricity demand for air conditioning. This reduced demand enabled natural gas inventories to be rebuilt at a greater-than-expected pace during the summer in preparation for this winter's heating season. However, despite this strong rebuild, natural gas inventories are about 10% below last year's levels. As we approach the season of peak demand, this tight inventory situation fueled a strong rally in natural gas prices.

Portfolio returns were hurt by our exposure to gold mining stocks, which fell sharply in response to weaker gold prices. Gold prices suffered from a number of concerns about possible increases in the supply of gold to the marketplace, including the potential for gold sales by the International Monetary Fund, further selling of gold by European central banks and increased forward selling of gold by producers. Inflationary pressures remained moderate in the world's major economies, thereby limiting the investment demand for gold. However, we believe that the physical demand for gold remains strong, driven by increasing jewelry demand in the world's emerging economies. In addition, this physical demand is expected to significantly exceed the newly mined supply of gold. This should keep the supply/demand balance for gold tight, and could support a more positive gold price environment, despite the supply concerns mentioned above. In the Portfolio, investments in the gold sector focused on companies with low production costs and strong production and reserves growth potential.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

Our exposure to the Japanese market also contributed negatively to Portfolio returns as stocks in Japan suffered from economic, political and currency uncertainties. We continue to believe that the Japanese economy is experiencing a moderate economic recovery which, combined with the recent weakening of the Japanese yen, could set the stage for an increase in corporate profitability. Investments in Japan are focused on companies in the steel, chemical and non-ferrous metals sectors, which should be prime beneficiaries of this improved economic scenario.

During the year ended December 31, 1996, there were no significant geographic or industry allocation changes made in the Portfolio. The Portfolio's largest exposure continued to be to the energy sector at about 33% of net assets. We did use the strength in the energy sector as an opportunity to realize profits in several exploration and production company holdings that had reached our price targets. The proceeds from these sales were generally invested back into the energy sector in companies which offered better value, in our opinion. New positions established during the year included ENI Societa per Azioni, an Italian-based integrated oil company; and Northrock Resources Ltd., a fast-growing Canadian-based exploration and production company. In addition, we added several new positions in the oil service sector, including Transocean Offshore Inc., a worldwide offshore drilling company which is experiencing sharp increases in the prices charged for the use of their drilling rigs, and Petroleum Geo-Services ASA, a Norwegian-based company that acquires, processes and markets three-dimensional marine seismic data which are increasingly being used in the exploration and development efforts of oil and gas companies.

We also maintained a significant exposure to the industrial side of our universe, including base metals and forest products companies. Base metals shares generally should be among the prime beneficiaries of an increase in global economic activity. Despite the uncertainty surrounding the copper trading losses at Sumitomo Corp., supply/demand fundamentals in the base metals industries remain tight. This could lead to higher base metals prices if economic growth continues to expand worldwide, as we expect. In the paper and forest products industry, lumber prices moved sharply higher in response to strong housing activity, particularly in the United States. In addition, there is some evidence that paper inventories are being worked down and that order levels are increasing in some grades, which we believe could give the industry greater pricing flexibility going forward. Despite the risk of a near-term slowdown in earnings momentum in some of these areas resulting from sluggish industrial commodity prices, we remain positive on the intermediate-term outlook for these industries. In our opinion, the emerging trend of stronger worldwide economic growth should keep the demand for these industrial commodities on an upward trend, and should provide support for underlying commodity prices.

Looking ahead, we continue to be optimistic about the outlook for the natural resource sector. There continues to be uncertainty over the sustainability of recent advances in economic growth, and much debate over the implications of this growth for the financial markets. We remain encouraged by recent positive economic trends, and believe we may be moving toward a period of synchronized growth in both the industrialized and developing economies. We expect this to keep the demand for most basic commodities on an upward trend, and to strengthen fundamental supply/demand prospects for most natural resource-related industries which we believe, in turn, should have positive implications for the earnings of many resource-related companies. We remain positive on the intermediate-term prospects for the natural resource sector and remain fairly fully invested, with cash levels in the Portfolio at 6.3% of net assets at December 31, 1996.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

       [SIG]

Terry K. Glenn
PRESIDENT

February 12, 1997

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1996
--------------------------------------------------------------------------------

                           RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                                             12 MONTH      6 MONTH
                                                     12/31/96      6/30/96     12/31/95      % CHANGE      % CHANGE
---------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   $   15.36    $   14.61    $   14.86      + 5.52%(1)    + 5.13%
---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                  23.25        21.37        23.88      +10.41(2)     + 8.80
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                16.80        15.36        15.25      +10.86(3)     + 9.38
---------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                   27.79        25.76        24.06      +15.50        + 7.88
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                      9.15         8.94         8.99      + 1.78        + 2.35
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                   10.93        10.80        11.41      - 4.21        + 1.20
---------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                       11.53        11.36        12.02      - 4.08        + 1.50
---------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                              17.13        15.95        17.24      + 6.99(4)     + 7.40
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                               9.19         8.75         8.17      +12.48        + 5.03
---------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO -- TOTAL RETURN                                                            + 9.76(5)     + 7.14(6)
---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO -- TOTAL RETURN                                                       +16.54(7)     +10.15(8)
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO -- TOTAL RETURN                                                     +13.78(9)     + 9.38
---------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO -- TOTAL RETURN                                                        +19.57 (10    + 8.50(11)
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO -- TOTAL RETURN                                                          +12.32 (12    + 7.45(13)
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO -- TOTAL
 RETURN                                                                                       + 2.61 (14    + 4.74(15)
---------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO -- TOTAL RETURN                                            + 2.77 (16    + 5.06(17)
---------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO -- TOTAL RETURN                                                   +14.32 (18    + 9.34(19)
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO -- TOTAL RETURN                                                   +14.72 (20    + 6.07(21)
---------------------------------------------------------------------------------------------------------------------

 (1) Percent change includes reinvestment of $0.298 per share capital gains distributions.

 (2) Percent change includes reinvestment of $2.719 per share capital gains distributions.

 (3) Percent change includes reinvestment of $0.094 per share capital gains distributions.

 (4) Percent change includes reinvestment of $1.175 per share capital gains distributions.

 (5) Percent change includes reinvestment of $0.572 per share ordinary income dividends and $0.298 per share capital gains distributions.

 (6) Percent change includes reinvestment of $0.270 per share ordinary income dividends.

 (7) Percent change includes reinvestment of $1.234 per share ordinary income dividends and $2.719 per share capital gains distributions.

 (8) Percent change includes reinvestment of $0.258 per share ordinary income dividends.

 (9) Percent change includes reinvestment of $0.391 per share ordinary income dividends and $0.094 per share capital gains distributions.

(10) Percent change includes reinvestment of $0.830 per share ordinary income dividends.

(11) Percent change includes reinvestment of $0.142 per share ordinary income dividends.

(12) Percent change includes reinvestment of $0.888 per share ordinary income dividends.

(13) Percent change includes reinvestment of $0.437 per share ordinary income dividends.

(14) Percent change includes reinvestment of $0.753 per share ordinary income dividends.

(15) Percent change includes reinvestment of $0.372 per share ordinary income dividends.

(16) Percent change includes reinvestment of $0.794 per share ordinary income dividends.

(17) Percent change includes reinvestment of $0.394 per share ordinary income dividends.

(18) Percent change includes reinvestment of $1.094 per share ordinary income dividends and $1.175 per share capital gains distributions.

(19) Percent change includes reinvestment of $0.279 per share ordinary income dividends.

(20) Percent change includes reinvestment of $0.167 per share ordinary income dividends.

(21) Percent change includes reinvestment of $0.086 per share ordinary income dividends.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1996
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                             YEAR     FIVE YEARS    TEN YEARS
                                                             ENDED       ENDED        ENDED     SINCE INCEPTION TO
                                                           12/31/96    12/31/96     12/31/96      12/31/96
----------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                            + 9.76%     + 9.27%          --      +10.88%+
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                       +16.54      + 9.87       +11.56%         --
----------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                     +13.78      + 9.52           --      +10.04++
----------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                        +19.57      +11.09       +10.65          --
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          +12.32      +12.96       +11.27          --
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        + 2.61      + 6.69       + 7.80          --
----------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                            + 2.77      + 7.51       + 8.37          --
----------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                   +14.32      + 9.21       +10.70          --
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   +14.72      + 8.01           --      + 1.49+++
----------------------------------------------------------------------------------------------------------------------

  + Balanced Portfolio commenced operations on 5/2/88.
 ++ Global Strategy Portfolio commenced operations on 7/1/87.
+++ Natural Resources Portfolio commenced operations on 7/1/87.
--------------------------------------------------------------------------------

               SEPARATE ACCOUNT AVERAGE ANNUALIZED TOTAL RETURNS*
                      FOR VARIABLE LIFE INSURANCE POLICIES
                     (EXCEPT FOR ESTATE INVESTOR I AND II)
--------------------------------------------------------------------------------

                                                                         FIVE YEARS    TEN YEARS
                                                            YEAR ENDED      ENDED        ENDED     SINCE INCEPTION TO
                                                             12/31/96     12/31/96     12/31/96      12/31/96
-------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                               -0.23%      + 6.80%          --       +9.16%+
-------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                          +6.48       + 7.38        +9.84%         --
-------------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                        +3.75       + 7.06           --       +8.37++
-------------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                           +9.48       + 8.60        +8.59          --
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                             +2.30       +10.64        +9.63          --
-------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                           -7.32       + 4.16        +6.13          --
-------------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                               -7.16       + 5.01        +6.70          --
-------------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                      +4.28       + 6.72        +9.05          --
-------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                      +4.68       + 5.47           --       -0.65+++
-------------------------------------------------------------------------------------------------------------------------

  * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the Separate Account had been in existence and a contract had been in force during the periods shown. They reflect fund operating expenses, a Separate Account mortality and expense risk charge deducted daily at an annual rate at the beginning of the year of 0.90% and a deferred contract load of 9%. They do not reflect quarterly cost of insurance. Returns would be lower if they reflected the deduction for cost of insurance, which can vary by age, sex, and underwriting class of the insured, and by each contract's net amount at risk. Some contract owners have lower mortality and expense risk charges and/or lower deferred contract loads than those reflected above. Average annual rates of return for those contract owners would, therefore, be higher than the returns shown above. Some contract owners pay administrative fees that could have the effect of reducing the returns shown above. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.
  + The Balanced Portfolio commenced operations on 5/2/88.
 ++ The Global Strategy Portfolio commenced operations on 7/1/87.
+++ The Natural Resources Portfolio commenced operations on 7/1/87.

INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTMENT MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE ILLUSTRATED SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1996
--------------------------------------------------------------------------------

               SEPARATE ACCOUNT AVERAGE ANNUALIZED TOTAL RETURNS*
                          FOR ESTATE INVESTOR I AND II
--------------------------------------------------------------------------------

                                                             YEAR     FIVE YEARS    TEN YEARS
                                                             ENDED       ENDED        ENDED     SINCE INCEPTION TO
                                                           12/31/96    12/31/96     12/31/96      12/31/96
----------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                            + 8.77%     + 8.28%          --       +9.88%+
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                       +15.48      + 8.88       +10.48%         --
----------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                     +12.75      + 8.53           --       +9.06++
----------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                        +18.48      +10.09       + 9.34          --
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          +11.30      +11.94       +10.29          --
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        + 1.68      + 5.73       + 6.84          --
----------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                            + 1.84      + 6.54       + 7.40          --
----------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                   +13.28      + 8.22       + 9.70          --
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   +13.68      + 7.03           --       +0.57+++
----------------------------------------------------------------------------------------------------------------------

  * Returns assume the separate account had been in existence and a contract had been in force during the periods shown. They reflect the separate account mortality and expense risks charge at an annual rate of 0.90%. Returns do not reflect contract loading or quarterly cost of insurance, which varies by age, sex and underwriting class of the insured and the contract's net amount at risk. Returns would be lower if these two charges were reflected. Refer to the product prospectus which contains a more complete description of all charges and fees.

    When contract loading is reflected, the returns for One Year, Five Years, Ten Years or Since Inception respectively would be: Capital Stock Portfolio, -42.26%, -5.22%, 3.09%; Long Term Corporate Bond Portfolio, -49.08%, -7.25%,
    0.21%; Intermediate Government Bond Portfolio, -49.16%, -7.96%, -0.32%; Growth Stock Portfolio, -40.76%, -4.16%, 2.02%; Multiple Strategy Portfolio, -43.36%, -5.79%, 2.35%; High Yield Portfolio, -44.35%, -2.55%, 2.90%; Global
    Strategy, -43.63%, -5.52%, 1.39%; Natural Resources Portfolio, -43.16%, -6.82%, -6.50%; Balanced Portfolio, -45.62%, -5.73%, 1.43%.
  + The Balanced Portfolio commenced operations on 5/2/88.
 ++ The Global Strategy Portfolio commenced operations on 7/1/87.
+++ The Natural Resources Portfolio commenced operations on 7/1/87.

INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTMENT MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE ILLUSTRATED SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BALANCED PORTFOLIO*+     S&P 500 INDEX++      WEIGHTED INDEX+++
05/02/88**                   $10,000              $10,000                $10,000
Dec-88                       $10,590              $10,882                $10,615
Dec-89                       $12,788              $14,331                $12,553
Dec-90                       $12,988              $13,876                $13,130
Dec-91                       $15,710              $18,102                $15,438
Dec-92                       $16,757              $19,481                $16,427
Dec-93                       $19,155              $21,446                $17,760
Dec-94                       $18,335              $21,725                $17,889
Dec-95                       $22,293              $29,883                $21,625
Dec-96                       $24,469              $36,750                $23,876

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                                                              5/02/88**       12/96
                                                                             -----------  ---------
Balanced Portfolio*+                                                          $  10,000   $  24,469
S&P 500 Index ++                                                              $  10,000   $  36,750
Weighted Index+++                                                             $  10,000   $  23,876

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of Operations.
  + Balanced Portfolio invests in a balanced portfolio of fixed-income and equity securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the Three-Month
    US Treasury Bill Index, the Merrill Lynch B0A0 Bond Index, and the Standard & Poor's 500 Index, is comprised of US Treasury Bills maturing in up to 3 months, investment-grade bonds, and common stocks.

Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CAPITAL STOCK PORTFOLIO*+     S&P 500 INDEX++
Dec-86                        $10,000              $10,000
Dec-87                         $9,735              $10,524
Dec-88                        $11,031              $12,300
Dec-89                        $14,362              $16,198
Dec-90                        $14,450              $15,685
Dec-91                        $18,647              $20,461
Dec-92                        $19,108              $22,020
Dec-93                        $22,358              $24,242
Dec-94                        $21,213              $24,557
Dec-95                        $25,611              $33,778
Dec-96                        $29,847              $41,541

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                                                 12/86      12/96
                                                                             ---------  ---------
Capital Stock Portfolio*+                                                    $  10,000  $  29,847
S&P 500 Index++                                                              $  10,000  $  41,541

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Capital Stock Portfolio generally invests in equity securities which are considered to be of good or improving quality or which are thought to be undervalued based on criteria such as historical price/book value ratios and price/earnings ratios.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (continued)
--------------------------------------------------------------------------------

GLOBAL STRATEGY PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SERIES GLOBAL STRATEGY PORTFOLIO*+     MORGAN STANLEY WORLD INDEX++      WEIGHTED INDEX+++
07/01/87**                                $10,000                           $10,000                $10,000
Dec-87                                     $9,550                            $8,957                $10,589
Dec-88                                    $10,744                           $11,043                $11,564
Dec-89                                    $12,652                           $12,877                $12,662
Dec-90                                    $13,412                           $10,686                $13,387
Dec-91                                    $15,760                           $12,640                $15,284
Dec-92                                    $16,233                           $11,980                $15,347
Dec-93                                    $20,085                           $14,676                $17,381
Dec-94                                    $19,759                           $15,420                $18,538
Dec-95                                    $21,822                           $18,615                $21,622
Dec-96                                    $24,828                           $21,124                $22,775

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the MSCI, World Index and a Weighted Index. Beginning and ending values are:

                                                                              7/01/87**       12/96
                                                                             -----------  ---------
Global Strategy Portfolio*+                                                   $  10,000   $  24,828
MSCI World Index++                                                            $  10,000   $  21,124
Weighted Index+++                                                             $  10,000   $  22,775

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of Operations.
  + Global Strategy Portfolio invests primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East.
 ++ This unmanaged market capitalization-weighted index, calculated by Morgan
    Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged index, which is an equally weighted blend of the M.S.C.I.
    World Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, and government bonds and money market securities in the major markets, including the United States.

Past performance is not predictive of future performance.

GROWTH STOCK PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GROWTH STOCK PORTFOLIO*+     S&P 500 INDEX++
Dec-86                        $10,000              $10,000
Dec-87                         $9,248              $10,524
Dec-88                        $10,370              $12,300
Dec-89                        $12,776              $16,198
Dec-90                        $11,190              $15,685
Dec-91                        $16,260              $20,461
Dec-92                        $16,813              $22,020
Dec-93                        $18,264              $24,242
Dec-94                        $16,998              $24,557
Dec-95                        $23,007              $33,778
Dec-96                        $27,510              $41,541

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                                                 12/86      12/96
                                                                             ---------  ---------
Growth Stock Portfolio*+                                                     $  10,000  $  27,510
S&P 500 Index++                                                              $  10,000  $  41,541

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Growth Stock Portfolio invests in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH YIELD PORTFOLIO*+    FIRST BOSTON HIGH YIELD INDEX++
Dec-86                     $10,000                            $10,000
Dec-87                     $10,468                            $10,854
Dec-88                     $11,989                            $12,108
Dec-89                     $12,598                            $12,154
Dec-90                     $11,486                            $11,379
Dec-91                     $15,824                            $16,357
Dec-92                     $19,088                            $19,082
Dec-93                     $22,545                            $22,691
Dec-94                     $22,121                            $22,471
Dec-95                     $25,908                            $26,376
Dec-96                     $29,100                            $29,652

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the First Boston High Yield Index. Beginning and ending values are:

                                                                                 12/86      12/96
                                                                             ---------  ---------
High Yield Portfolio*+                                                       $  10,000  $  29,100
First Boston High Yield Index++                                              $  10,000  $  29,652

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality.
++ This unmanaged market-weighted index of high-yield debt securities is comprised of 423 securities rated BBB or lower.

Past performance in not predictive of future performance.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERMEDIATE GOVERNMENT BOND PORTFOLIO*+      ML G402 INDEX++
Dec-86                                         $10,000              $10,000
Dec-87                                         $10,149               $9,928
Dec-88                                         $10,734              $10,644
Dec-89                                         $12,178              $12,389
Dec-90                                         $13,272              $13,393
Dec-91                                         $15,338              $15,738
Dec-92                                         $16,417              $16,958
Dec-93                                         $18,255              $19,116
Dec-94                                         $17,383              $18,040
Dec-95                                         $20,663              $22,191
Dec-96                                         $21,202              $22,493

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the Merrill Lynch G402 Index. Beginning and ending values are:

                                                                                 12/86      12/96
                                                                             ---------  ---------
Intermediate Government Bond Portfolio*+                                     $  10,000  $  21,202
Merrill Lynch G402 Index++                                                   $  10,000  $  22,493

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Intermediate Government Bond Portfolio invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.
++ This unmanaged index is comprised of intermediate-term US Government bond and US Treasury securities maturing in 7 years-10 years.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (continued)
--------------------------------------------------------------------------------

LONG TERM CORPORATE BOND PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LONG TERM CORPORATE BOND PORTFOLIO*+      ML C0A0 CORPORATE MASTER INDEX++
Dec-86                                     $10,000                                $10,000
Dec-87                                     $10,000                                $10,184
Dec-88                                     $10,820                                $11,178
Dec-89                                     $12,330                                $12,756
Dec-90                                     $13,296                                $13,696
Dec-91                                     $15,558                                $16,195
Dec-92                                     $16,810                                $17,872
Dec-93                                     $18,997                                $19,888
Dec-94                                     $18,021                                $19,205
Dec-95                                     $21,744                                $23,343
Dec-96                                     $22,346                                $24,133

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the Merrill Lynch C0A0 Index. Beginning and ending values are:

                                                                                 12/86      12/96
                                                                             ---------  ---------
Long Term Corporate Bond Portfolio*+                                         $  10,000  $  22,346
Merrill Lynch C0A0 Index++                                                   $  10,000  $  24,133

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Long Term Corporate Bond Portfolio normally invests at least 80% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by Standard & Poor's (AAA, AA or A) or Moody's Investors Service (Aaa, Aa or A).
++ This unmanaged index is comprised of all corporate bonds rated BBB3 or higher, of all maturities.

Past performance is not predictive of future performance.

MULTIPLE STRATEGY PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MULTIPLE STRATEGY PORTFOLIO*+    S&P 500 INDEX++      WEIGHTED INDEX+++
Dec-86                           $10,000              $10,000                $10,000
Dec-87                            $9,959              $10,524                $10,367
Dec-88                           $11,103              $12,300                $11,641
Dec-89                           $13,469              $16,198                $14,307
Dec-90                           $14,131              $15,685                $14,692
Dec-91                           $17,801              $20,461                $18,097
Dec-92                           $18,575              $22,020                $19,482
Dec-93                           $21,670              $24,242                $21,543
Dec-94                           $20,575              $24,557                $21,328
Dec-95                           $24,186              $33,778                $27,363
Dec-96                           $27,649              $41,541                $30,909

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                                                                 12/86      12/96
                                                                             ---------  ---------
Multiple Strategy Portfolio*+                                                $  10,000  $  27,649
S&P 500 Index++                                                              $  10,000  $  41,541
Weighted Index+++                                                            $  10,000  $  30,909

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  + Multiple Strategy Portfolio, which uses a fully managed investment policy, invests in equity, intermediate- and long-term debt and money market securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the S&P 500
    Index and the Merrill Lynch B0A0 Index, is comprised of common stocks as well as investment-grade bonds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NATURAL RESOURCES PORTFOLIO*+    S&P 500 INDUSTRIALS INDEX++      LIPPER NATURAL RESOURCES AVERAGE++++
07/01/87**                            $10,000                         $10,000                                    $10,000
Dec-87                                 $7,460                          $8,208                                     $8,075
Dec-88                                 $6,552                          $8,524                                     $8,639
Dec-89                                 $8,206                         $12,328                                    $11,420
Dec-90                                 $7,698                         $12,214                                    $10,485
Dec-91                                 $7,827                         $15,983                                    $10,637
Dec-92                                 $7,933                         $16,890                                    $10,838
Dec-93                                 $8,857                         $18,425                                    $13,768
Dec-94                                 $8,935                         $19,125                                    $13,273
Dec-95                                $10,027                         $25,746                                    $15,547
Dec-96                                $11,504                         $31,683                                    $20,583

                CONSUMER PRICE INDEX+++
07/01/87**                         $10,000
Dec-87                             $10,185
Dec-88                             $10,633
Dec-89                             $11,127
Dec-90                             $11,822
Dec-91                             $12,174
Dec-92                             $12,535
Dec-93                             $12,678
Dec-94                             $13,213
Dec-95                             $13,556
Dec-96                             $14,005

Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the S&P Industrials Index, the Consumer Price Index and the Lipper Natural Resources Average. Beginning and ending values are:

                                                                              7/01/87**       12/96
                                                                             -----------  ---------
Natural Resources Portfolio*+                                                 $  10,000   $  11,504
S&P 500 Industrials++                                                         $  10,000   $  31,683
Consumer Price Index+++                                                       $  10,000   $  14,005
Lipper Natural Resources Average++++                                          $  10,000   $  20,583

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
   + Natural Resources Portfolio invests primarily in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets.
  ++ This unmanaged index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization. +++ This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++ This unmanaged index is comprised of all US mutual funds classified as natural resource-related funds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                                                                              VALUE      PERCENT OF
                         FACE AMOUNT    US GOVERNMENT & AGENCY OBLIGATIONS       COST       (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY   $ 2,033,567  Federal National Mortgage
OBLIGATIONS                4,428,907   Association++:
                           2,662,871  6% due 11/01/2000.....................  $ 2,013,231  $ 2,008,783         2.0%
                                      6% due 6/01/2001......................    4,383,926    4,368,702         4.4
                                      6% due 2/01/2004......................    2,631,250    2,622,096         2.7
                                      US Treasury Notes:
                           5,900,000      5% due 1/31/1998..................    5,847,914    5,858,523         5.9
                          16,075,000      6.25% due 4/30/2001...............   16,247,172   16,110,204        16.3
                          10,000,000      7.25% due 5/15/2004...............   10,575,781   10,521,900        10.6
                          11,675,000      7% due 7/15/2006..................   12,154,611   12,129,274        12.3
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT & AGENCY
                                      OBLIGATIONS                              53,853,885   53,619,482        54.2
---------------------------------------------------------------------------------------------------------------------

INDUSTRIES               SHARES HELD              COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE            5,500  AlliedSignal Inc......................      404,266      368,500         0.4
                              18,600  +Gulfstream Aerospace Corp............      460,252      451,050         0.4
                              12,200  Northrop Grumman Corp.................      807,514    1,009,550         1.0
                              10,100  United Technologies Corp..............      230,166      666,600         0.7
                                                                              -----------  -----------       -----
                                                                                1,902,198    2,495,700         2.5
---------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                  12,200  General Motors Corp...................      668,532      680,150         0.7
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS              27,000  +Lear Corporation.....................      904,500      921,375         0.9
---------------------------------------------------------------------------------------------------------------------
BANKING                       27,000  Bank of New York Co., Inc.............      637,987      911,250         0.9
                               4,000  BankAmerica Corp......................      409,258      399,000         0.4
                               9,000  Citicorp..............................      657,240      927,000         1.0
                                                                              -----------  -----------       -----
                                                                                1,704,485    2,237,250         2.3
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS             16,100  Oakwood Homes Corporation.............      366,804      368,288         0.4
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                     11,000  +FMC Corporation......................      779,645      771,375         0.8
                              15,000  PPG Industries, Inc...................      742,927      841,875         0.8
                                                                              -----------  -----------       -----
                                                                                1,522,572    1,613,250         1.6
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             13,300  +cisco Systems, Inc...................      596,555      846,212         0.8
                              24,200  First Data Corp.......................      852,153      883,300         0.9
                                                                              -----------  -----------       -----
                                                                                1,448,708    1,729,512         1.7
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                     10,800  +Compaq Computer Corp.................      798,392      801,900         0.8
                               5,600  International Business Machines
                                       Corp.................................      615,417      845,600         0.9
                                                                              -----------  -----------       -----
                                                                                1,413,809    1,647,500         1.7
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   20,000  Corning, Inc..........................      566,137      925,000         0.9
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                    6,500  General Electric Co...................      493,323      642,688         0.7
                               4,700  Linear Technology Corporation.........      192,747      205,625         0.2
                                                                              -----------  -----------       -----
                                                                                  686,070      848,313         0.9
---------------------------------------------------------------------------------------------------------------------
ENGINEERING &                 17,900  Foster Wheeler Corp...................      753,906      664,538         0.7
CONSTRUCTION
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                 26,617  +Viacom, Inc. (Class B)...............      973,828      928,268         0.9
---------------------------------------------------------------------------------------------------------------------
FERTILIZERS                   10,000  IMC Global, Inc.......................      387,604      391,250         0.4
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            16,800  American Express Company..............      785,795      949,200         1.0
---------------------------------------------------------------------------------------------------------------------
FOODS                         24,000  H.J Heinz Company.....................      786,326      858,000         0.9
---------------------------------------------------------------------------------------------------------------------
INSURANCE                      7,000  Aetna Inc.............................      520,947      560,000         0.6
                              15,500  Allstate Corp.........................      634,449      897,062         0.9
                              13,000  UNUM Corporation......................      830,276      939,250         0.9
                                                                              -----------  -----------       -----
                                                                                1,985,672    2,396,312         2.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                                                                              VALUE      PERCENT OF
INDUSTRIES               SHARES HELD        COMMON STOCKS (CONCLUDED)            COST       (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM               29,000  Brunswick Corporation.................  $   717,620  $   696,000         0.7%
                               5,045  TCI Pacific Communications
                                       (Convertible Preferred)..............      477,711      457,834         0.5
                                                                              -----------  -----------       -----
                                                                                1,195,331    1,153,834         1.2
---------------------------------------------------------------------------------------------------------------------
MACHINERY                     15,000  +American Standard Companies, Inc.....      489,476      573,750         0.6
                              22,500  Deere & Co............................      937,004      914,062         0.9
                                                                              -----------  -----------       -----
                                                                                1,426,480    1,487,812         1.5
---------------------------------------------------------------------------------------------------------------------
MEDICAL                       28,700  +Health Management Associates, Inc.
                                       (Class A)............................      648,536      645,750         0.6
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                    8,000  El Paso Natural Gas Co................      392,123      404,000         0.4
                              20,000  Enron Corp............................      781,311      862,500         0.9
                                                                              -----------  -----------       -----
                                                                                1,173,434    1,266,500         1.3
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  28,000  Dresser Industries, Inc...............      555,727      868,000         0.9
---------------------------------------------------------------------------------------------------------------------
PAPER                         10,000  Kimberly-Clark Corp...................      768,612      952,500         1.0
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                     15,900  Pennzoil Co...........................      642,571      898,350         0.9
                              22,000  Unocal Corp...........................      740,427      893,750         0.9
                                                                              -----------  -----------       -----
                                                                                1,382,998    1,792,100         1.8
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               16,000  Abbott Laboratories...................      497,301      812,000         0.8
                              11,000  Merck & Co., Inc......................      336,160      871,750         0.9
                                                                              -----------  -----------       -----
                                                                                  833,461    1,683,750         1.7
---------------------------------------------------------------------------------------------------------------------
RAILROADS                      8,500  Burlington Northern Santa Fe, Inc.....      689,026      734,187         0.7
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                   18,800  Prentiss Properties Trust.............      384,633      470,000         0.5
INVESTMENT TRUST              28,800  Spieker Properties, Inc...............      775,777    1,036,800         1.0
                                                                              -----------  -----------       -----
                                                                                1,160,410    1,506,800         1.5
---------------------------------------------------------------------------------------------------------------------
RETAIL                        14,755  Rite Aid Corporation..................      439,611      586,511         0.6
                              18,000  Sears, Roebuck & Co...................      717,557      830,250         0.8
                              31,500  +Toys 'R' Us, Inc.....................      980,055      945,000         1.0
                                                                              -----------  -----------       -----
                                                                                2,137,223    2,361,761         2.4
---------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS        10,000  Fisher Scientific International,
                                       Inc..................................      313,564      471,250         0.5
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                      20,800  +BMC Software, Inc....................      775,641      860,600         0.8
                              18,375  +Oracle Corp..........................      597,838      764,859         0.8
                                                                              -----------  -----------       -----
                                                                                1,373,479    1,625,459         1.6
---------------------------------------------------------------------------------------------------------------------
STEEL                         24,000  AK Steel Holding Corp.................      990,584      951,000         1.0
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            35,000  +Airtouch Communications, Inc.........    1,002,020      883,750         0.9
                              14,400  Bell Atlantic Corp....................      735,756      932,400         0.9
                                                                              -----------  -----------       -----
                                                                                1,737,776    1,816,150         1.8
---------------------------------------------------------------------------------------------------------------------
TOBACCO                        6,000  Philip Morris Companies, Inc..........      594,955      675,750         0.7
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              27,000  Carnival Corp. (Class A)..............      763,149      891,000         0.9
---------------------------------------------------------------------------------------------------------------------
UTILITIES                     38,000  Edison International, Inc.............      708,073      755,250         0.8
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS                      35,309,764   41,292,759        41.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

                                                                                              VALUE      PERCENT OF
                         FACE AMOUNT          SHORT-TERM SECURITIES              COST       (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*        $   466,000  General Electric Capital Corp.,
                                           7.10% due 1/02/1997..............  $   465,816  $   465,816         0.5%
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY     2,740,000  Federal Home Loan Mortgage Corp.,
OBLIGATIONS*                               5.42% due 1/22/1997..............    2,730,925    2,730,925         2.7
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES               3,196,741    3,196,741         3.2
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS.....................  $92,360,390   98,108,982        99.2
                                                                              -----------
                                                                              -----------
                                      OTHER ASSETS LESS LIABILITIES.........                   743,770         0.8
                                                                                           -----------       -----
                                      NET ASSETS............................               $98,852,752       100.0%
                                                                                           -----------       -----
                                                                                           -----------       -----
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis. The interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
INDUSTRIES             SHARES HELD         US STOCKS & WARRANTS             COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AEROSPACE &                 31,000  AlliedSignal Inc..................  $   2,278,704  $   2,077,000         0.7%
DEFENSE                     98,000  +Gulfstream Aerospace Corp........      2,413,030      2,376,500         0.8
                            59,200  Northrop Grumman Corp.............      3,878,250      4,898,800         1.7
                            58,800  United Technologies Corp..........      2,433,293      3,880,800         1.4
                                                                        -------------  -------------       -----
                                                                           11,003,277     13,233,100         4.6
-------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                70,000  General Motors Corp...............      3,724,178      3,902,500         1.3
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           116,000  +Lear Corporation.................      3,886,000      3,958,500         1.4
-------------------------------------------------------------------------------------------------------------------
BANKING                    156,500  Bank of New York Co., Inc.........      2,720,756      5,281,875         1.8
                            15,000  Bank of New York Co., Inc.
                                     (Warrants) (a)...................        168,750      1,111,875         0.4
                            21,900  BankAmerica Corp..................      2,240,704      2,184,525         0.8
                            45,000  Citicorp..........................      3,282,385      4,635,000         1.6
                                                                        -------------  -------------       -----
                                                                            8,412,595     13,213,275         4.6
-------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS           89,600  Oakwood Homes Corporation.........      2,041,536      2,049,600         0.7
-------------------------------------------------------------------------------------------------------------------
CHEMICALS                   54,000  +FMC Corporation..................      3,827,309      3,786,750         1.3
                            82,000  PPG Industries, Inc...............      4,069,924      4,602,250         1.6
                                                                        -------------  -------------       -----
                                                                            7,897,233      8,389,000         2.9
-------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES           77,000  +cisco Systems, Inc...............      3,672,758      4,899,125         1.7
                            88,000  Electronic Data Systems Corp......      3,822,060      3,806,000         1.3
                           103,800  First Data Corp...................      3,736,613      3,788,700         1.3
                                                                        -------------  -------------       -----
                                                                           11,231,431     12,493,825         4.3
-------------------------------------------------------------------------------------------------------------------
COMPUTERS                   61,000  +Compaq Computer Corp.............      4,523,322      4,529,250         1.6
                            28,000  International Business Machines
                                     Corp.............................      3,073,726      4,228,000         1.4
                                                                        -------------  -------------       -----
                                                                            7,597,048      8,757,250         3.0
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                115,000  Corning, Inc......................      3,208,600      5,318,750         1.8
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS                 35,000  General Electric Co...............      2,697,323      3,460,625         1.2
                            23,500  Linear Technology Corporation.....        964,041      1,028,125         0.3
                                                                        -------------  -------------       -----
                                                                            3,661,364      4,488,750         1.5
-------------------------------------------------------------------------------------------------------------------
ENGINEERING &               76,700  Foster Wheeler Corp...............
CONSTRUCTION                                                                3,176,071      2,847,487         1.0
-------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                1,500  +Imax Corporation.................         46,397         46,125         0.0
                            82,484  +Viacom, Inc. (Class B)...........      3,187,878      2,876,629         1.0
                                                                        -------------  -------------       -----
                                                                            3,234,275      2,922,754         1.0
-------------------------------------------------------------------------------------------------------------------
FERTILIZERS                 55,000  IMC Global, Inc...................      2,131,787      2,151,875         0.7
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          90,500  American Express Company..........      4,239,137      5,113,250         1.8
-------------------------------------------------------------------------------------------------------------------
FOODS                      121,000  H.J. Heinz Company................      3,979,027      4,325,750         1.5
-------------------------------------------------------------------------------------------------------------------
INSURANCE                   34,500  Aetna Inc.........................      2,225,492      2,760,000         1.0
                            93,000  Allstate Corp.....................      3,037,045      5,382,375         1.9
                            66,000  UNUM Corporation..................      4,211,989      4,768,500         1.6
                                                                        -------------  -------------       -----
                                                                            9,474,526     12,910,875         4.5
-------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM            139,000  Brunswick Corporation.............      3,439,390      3,336,000         1.2
                            32,697  TCI Pacific Communications
                                     (Convertible Preferred)..........      3,317,815      2,967,253         1.0
                                                                        -------------  -------------       -----
                                                                            6,757,205      6,303,253         2.2
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
INDUSTRIES             SHARES HELD   US STOCKS & WARRANTS (CONCLUDED)       COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
MACHINERY                   71,000  +American Standard Companies,
                                     Inc..............................  $   2,353,124  $   2,715,750         0.9%
                           103,000  Deere & Co........................      4,279,435      4,184,375         1.5
                                                                        -------------  -------------       -----
                                                                            6,632,559      6,900,125         2.4
-------------------------------------------------------------------------------------------------------------------
MEDICAL                    137,000  +Health Management Associates,
                                     Inc. (Class A)...................      3,088,067      3,082,500         1.1
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS                 46,000  El Paso Natural Gas Co............      2,254,653      2,323,000         0.8
                           112,700  Enron Corp........................      4,326,642      4,860,187         1.7
                                                                        -------------  -------------       -----
                                                                            6,581,295      7,183,187         2.5
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES               120,000  Dresser Industries, Inc...........      2,812,419      3,720,000         1.3
                            34,000  Schlumberger Ltd., Inc............      2,877,326      3,395,750         1.2
                                                                        -------------  -------------       -----
                                                                            5,689,745      7,115,750         2.5
-------------------------------------------------------------------------------------------------------------------
PAPER                       50,000  Kimberly-Clark Corp...............      3,844,967      4,762,500         1.6
-------------------------------------------------------------------------------------------------------------------
PETROLEUM                   79,400  Pennzoil Co.......................      3,187,715      4,486,100         1.6
                           122,000  Unocal Corp.......................      4,101,835      4,956,250         1.7
                                                                        -------------  -------------       -----
                                                                            7,289,550      9,442,350         3.3
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             95,000  Abbott Laboratories...............      3,890,031      4,821,250         1.7
                            66,300  Merck & Co., Inc..................      4,024,293      5,254,275         1.8
                                                                        -------------  -------------       -----
                                                                            7,914,324     10,075,525         3.5
-------------------------------------------------------------------------------------------------------------------
RAILROADS                   52,000  Burlington Northern Santa Fe,
                                     Inc..............................      4,270,775      4,491,500         1.6
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE                 97,400  Prentiss Properties Trust.........      1,996,124      2,435,000         0.8
INVESTMENT TRUST            45,800  Starwood Lodging Trust............      1,795,042      2,524,725         0.9
                                                                        -------------  -------------       -----
                                                                            3,791,166      4,959,725         1.7
-------------------------------------------------------------------------------------------------------------------
RETAIL                     210,000  Limited, Inc. (The)...............      4,525,822      3,858,750         1.3
                           111,215  Rite Aid Corporation..............      3,563,747      4,420,796         1.5
                           108,000  Sears, Roebuck & Co...............      4,290,566      4,981,500         1.7
                           141,000  +Toys 'R' Us, Inc.................      4,381,946      4,230,000         1.5
                                                                        -------------  -------------       -----
                                                                           16,762,081     17,491,046         6.0
-------------------------------------------------------------------------------------------------------------------
SCIENTIFIC                  75,000  Fisher Scientific International,
INSTRUMENTS                          Inc..............................      2,477,538      3,534,375         1.2
-------------------------------------------------------------------------------------------------------------------
SOFTWARE                   104,600  +BMC Software, Inc................      3,878,245      4,327,825         1.5
                            88,750  +Oracle Corp......................      2,890,668      3,694,219         1.3
                                                                        -------------  -------------       -----
                                                                            6,768,913      8,022,044         2.8
-------------------------------------------------------------------------------------------------------------------
STEEL                       91,000  AK Steel Holding Corp.............      3,755,163      3,605,875         1.2
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         145,000  +Airtouch Communications, Inc.....      4,151,148      3,661,250         1.3
                            55,000  Bell Atlantic Corp................      3,457,791      3,561,250         1.2
                                                                        -------------  -------------       -----
                                                                            7,608,939      7,222,500         2.5
-------------------------------------------------------------------------------------------------------------------
TOBACCO                     24,000  Philip Morris Companies, Inc......      2,340,784      2,703,000         0.9
-------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           150,000  Carnival Corp. (Class A)..........      4,272,624      4,950,000         1.7
-------------------------------------------------------------------------------------------------------------------
UTILITIES                  240,100  Edison International, Inc.........      4,578,019      4,771,987         1.6
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS            193,321,799    222,693,783        76.9
-------------------------------------------------------------------------------------------------------------------
COUNTRY                                     FOREIGN STOCKS++++
-------------------------------------------------------------------------------------------------------------------
ARGENTINA                   50,000  Yacimientos Petroliferos Fiscales
                                     S.A. (ADR)* (31).................      1,102,030      1,262,500         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA          1,102,030      1,262,500         0.4
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
COUNTRY                SHARES HELD    FOREIGN STOCKS++++ (CONTINUED)        COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
BRAZIL                   1,650,000  Companhia Cervejaria Brahma S.A.
                                     PN (Preferred) (4)...............  $     943,548  $     902,108         0.3%
                         8,700,000  Petroleo Brasileiro S.A.-Petrobras
                                     (Preferred) (16).................      1,030,100      1,385,937         0.5
                            12,300  Telecomunicacoes Brasileiras
                                     S.A.-Telebras (ADR)* (21)........        678,698        940,950         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN BRAZIL             2,652,346      3,228,995         1.1
-------------------------------------------------------------------------------------------------------------------
CANADA                      47,400  Canadian Pacific, Ltd. (15).......        971,396      1,256,100         0.4
                            22,800  Magna International Inc. (Class A)
                                     (2)..............................        922,477      1,271,100         0.4
                            15,500  Potash Corp. of Saskatchewan, Inc.
                                     (41).............................      1,075,274      1,317,500         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA             2,969,147      3,844,700         1.3
-------------------------------------------------------------------------------------------------------------------
FINLAND                     27,000  Finnlines OY (22).................        540,042        662,958         0.2
                            21,500  Nokia Corp. (ADR)* (6)............        777,943      1,238,937         0.4
                            55,100  +UPM-Kymmene OY (b) (42)..........      1,136,242      1,137,416         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND            2,454,227      3,039,311         1.0
-------------------------------------------------------------------------------------------------------------------
FRANCE                      27,000  Michelin (C.G.D.E.) S.A. (Class B)
                                     (46).............................      1,127,133      1,457,729         0.5
                            20,700  +SGS-Thomson Microelectronics N.V.
                                     (NY Registered Shares) (19)......        767,931      1,449,000         0.5
                            29,000  Scor S.A. (48)....................      1,128,335      1,020,143         0.4
                            77,000  Usinor-Sacilor S.A. (26)..........      1,313,544      1,120,567         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE             4,336,943      5,047,439         1.7
-------------------------------------------------------------------------------------------------------------------
GERMANY                      3,000  +Henkel KGaA (5)..................        133,334        143,906         0.0
                            27,000  +Henkel KGaA (Preferred) (5)......      1,147,254      1,356,581         0.5
                             3,000  Mannesmann AG (43)................      1,047,357      1,300,617         0.4
                             6,300  +Puma AG (1)......................        207,091        213,754         0.1
                            24,000  Siemens AG (9)....................      1,348,146      1,130,972         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY            3,883,182      4,145,830         1.4
-------------------------------------------------------------------------------------------------------------------
HONG KONG                   64,400  HSBC Holdings PLC (3).............      1,036,470      1,378,097         0.5
                           600,000  Hong Kong Telecommunications, Ltd.
                                     (ADR)* (21)......................      1,062,716        965,865         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN HONG KONG          2,099,186      2,343,962         0.8
-------------------------------------------------------------------------------------------------------------------
INDONESIA                   31,600  PT Indonesian Satellite Corp.
                                     (ADR)* (21)......................      1,274,981        865,050         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA          1,274,981        865,050         0.3
-------------------------------------------------------------------------------------------------------------------
ITALY                       89,100  Danieli & Co. Officine Meccaniche
                                     S.p.A. (43)......................        350,452        372,656         0.1
                           230,000  Societa Finanziaria Telefonica
                                     S.p.A. (STET) (21)...............        717,560      1,045,282         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY              1,068,012      1,417,938         0.5
-------------------------------------------------------------------------------------------------------------------
JAPAN                       65,000  Bridgestone Corporation (46)......      1,127,619      1,234,888         0.4
                            56,000  Canon, Inc. (9)...................      1,027,555      1,237,997         0.4
                            72,000  Eisai Co., Ltd. (37)..............      1,272,640      1,417,617         0.5
                            73,000  Matsushita Electric Industrial
                                     Co., Ltd. (9)....................      1,157,435      1,191,451         0.4
                           160,000  Mistubishi Electric Corp. (8).....      1,157,192        953,368         0.3
                           125,000  Mistubishi Heavy Industries, Ltd.
                                     (9)..............................      1,021,115        993,092         0.4
                            89,000  Mitsui Soko Co., Ltd. (24)........        789,786        581,805         0.2
                            70,000  Nomura Securities Co., Ltd.
                                     (10).............................      1,389,864      1,051,813         0.4

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
COUNTRY                SHARES HELD    FOREIGN STOCKS++++ (CONCLUDED)        COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)                 14,000  Rohm Co., Ltd. (9)................  $     779,601  $     918,826         0.3%
                           102,000  Tokio Marine & Fire Insurance Co.,
                                     Ltd. (13)........................      1,214,789        960,104         0.3
                           156,000  Toray Industries, Inc. (23).......      1,087,555        963,212         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN             12,025,151     11,504,173         4.0
-------------------------------------------------------------------------------------------------------------------
MEXICO                      80,000  +Carso Global Telecom, S.A. de
                                     C.V. (ADR)* (21).................        380,000        360,000         0.1
                            80,000  Grupo Carso, S.A. de C.V. (ADR)*
                                     (15).............................        981,625        830,000         0.3
                             1,116  Grupo Financiero Inbursa, S.A. de
                                     C.V. (ADR)* (10).................         22,400         18,972         0.0
                            48,000  Kimberly-Clark de Mexico, S.A. de
                                     C.V. (42)........................        816,855        948,291         0.3
                            22,800  Panamerican Beverages, Inc. (Class
                                     A) (4)...........................        893,104      1,068,750         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO             3,093,984      3,226,013         1.1
-------------------------------------------------------------------------------------------------------------------
NETHERLANDS                 18,000  ABN AMRO Holding N.V. (3).........      1,008,500      1,172,190         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    NETHERLANDS                             1,008,500      1,172,190         0.4
-------------------------------------------------------------------------------------------------------------------
NORWAY                     106,000  Color Line ASA (22)...............        413,416        493,475         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY               413,416        493,475         0.2
-------------------------------------------------------------------------------------------------------------------
PHILIPPINES                385,000  San Miguel Corp. (Class B) (4)....      1,338,245      1,700,685         0.6
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    PHILIPPINES                             1,338,245      1,700,685         0.6
-------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                 76,300  +Hyundai Engineering &
                                     Construction Co., Ltd. (GDR)**
                                     (40)++...........................        994,189        476,875         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH KOREA          994,189        476,875         0.2
-------------------------------------------------------------------------------------------------------------------
SPAIN                       40,000  Repsol S.A. (ADR)* (31)...........      1,316,132      1,525,000         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN              1,316,132      1,525,000         0.5
-------------------------------------------------------------------------------------------------------------------
SWEDEN                      95,100  Bure Investment AB (45)...........        829,105      1,130,315         0.4
                            49,000  Sparbanken Sverige AB (Class A)
                                     (3)..............................        632,647        841,233         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN             1,461,752      1,971,548         0.7
-------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  1,000  ABB AG (44).......................      1,214,108      1,243,651         0.4
                               900  +Novartis AG (Registered Shares)
                                     (37).............................        781,569      1,030,550         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWITZERLAND        1,995,677      2,274,201         0.8
-------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             108,000  Boots Company PLC (18)............      1,023,921      1,113,218         0.4
                           415,000  British Steel PLC (20)............      1,101,757      1,143,071         0.4
                           195,000  General Electric PLC (Ordinary)
                                     (9)..............................      1,088,607      1,277,711         0.5
                            78,000  Glaxo Wellcome PLC (37)...........      1,061,058      1,265,034         0.4
                           159,000  Grand Metropolitan PLC (11).......      1,097,453      1,251,279         0.4
                           111,000  Imperial Chemical Industries PLC
                                     (16).............................      1,564,470      1,459,372         0.5
                           101,000  National Westminster Bank PLC
                                     (3)..............................      1,080,151      1,185,345         0.4
                           315,000  Vodafone Group PLC (21)...........      1,102,103      1,331,088         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                                 9,119,520     10,026,118         3.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                   54,606,620     59,566,003        20.5
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
                       FACE AMOUNT        SHORT-TERM SECURITIES             COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***    $ 3,703,000  General Motors Acceptance Corp.,
                                     7.50% due 1/02/1997..............  $   3,701,457  $   3,701,457         1.3%
-------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &          3,500,000  Federal Home Loan Mortgage Corp.,       3,492,623      3,492,623         1.2
AGENCY OBLIGATIONS***                5.42% due 1/14/1997..............
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES.......      7,194,080      7,194,080         2.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.................  $ 255,122,499    289,453,866        99.9
                                                                        -------------
                                                                        -------------
                                    UNREALIZED DEPRECIATION ON FORWARD
                                     FOREIGN EXCHANGE CONTRACTS+++....                      (335,948)       (0.1)
                                    OTHER ASSETS LESS LIABILITIES.....                       578,151         0.2
                                                                                       -------------       -----
                                    NET ASSETS........................                 $ 289,696,069       100.0%
                                                                                       -------------       -----
                                                                                       -------------       -----
-------------------------------------------------------------------------------------------------------------------

 (a) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (b) Name changed as a result of the merger of Kymmene Corporation and Repola
Ltd.

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

   + Non-income producing security.

  ++ Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $477,000, representing 0.2% of net assets.

-----------------------------------------------------------------------------------------------------------------
                                                                              ACQUISITION                VALUE
ISSUE                                                                            DATE        COST      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd. (GDR)..........................  3/19/1996    $ 994,189   $ 476,875
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                      $ 994,189   $ 476,875
                                                                                           ---------  -----------
                                                                                           ---------  -----------
-----------------------------------------------------------------------------------------------------------------

 +++ Forward foreign exchange contracts as of December 31, 1996 were as follows:

------------------------------------------------
                                    UNREALIZED
FOREIGN CURRENCY    EXPIRATION     APPRECIATION
SOLD                   DATE       (DEPRECIATION)
------------------------------------------------
 Chf   2,875,000  January 1997      $   44,304
  DM   7,100,000  February 1997        111,705
Frf   18,000,000  January 1997         (21,251)
 L     5,700,000  January 1997        (451,018)
Y  1,330,000,000  February 1997        (19,688)
------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS -- NET (US$
COMMITMENT -- $31,199,454)          $ (335,948)
                                  --------------
                                  --------------
------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

++++ Corresponding industry groups for foreign stocks and warrants:

 (1) Footwear                            (17) Real Estate                   (33) Automotive
 (2) Auto-Parts                          (18) Retail                        (34) Leisure & Entertainment
 (3) Banking                             (19) Semiconductors                (35) Office Equipment
 (4) Beverages                           (20) Steel                         (36) Industrial Services
 (5) Chemicals                           (21) Telecommunications            (37) Pharmaceuticals
 (6) Telecommunications & Equipment      (22) Cruise Lines                  (38) Photography
 (7) Computers                           (23) Textiles                      (39) Commercial Design
 (8) Electrical Equipment                (24) Warehouse & Storage           (40) Engineering & Construction
 (9) Electronics                         (25) Food Processing               (41) Mining
(10) Financial Services                  (26) Metals                        (42) Paper & Forest Products
(11) Diversified                         (27) Advertising                   (43) Machinery & Equipment
(12) Industrial Components               (28) Tobacco                       (44) Capital Goods
(13) Insurance                           (29) Industrials                   (45) Investment Management
(14) Media /Publishing                   (30) Containers                    (46) Tires & Rubber
(15) Multi-Industry                      (31) Petroleum                     (47) Merchandising
(16) Oil-Integrated                      (32) Railroads                     (48) Reinsurance

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                         SHARES                                                               VALUE      PERCENT OF
INDUSTRIES                HELD                   US STOCKS                     COST         (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE        10,000  AlliedSignal Inc. ....................  $     735,089  $     670,000         0.3%
                           31,000  +Gulfstream Aerospace Corp. ..........        765,646        751,750         0.3
                           17,000  Northrop Grumman Corp. ...............      1,128,898      1,406,750         0.6
                           17,000  United Technologies Corp. ............        533,814      1,122,000         0.5
                                                                           -------------  -------------  -----------
                                                                               3,163,447      3,950,500         1.7
--------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK               19,000  General Motors Corp. .................      1,037,747      1,059,250         0.5
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           41,000  +Lear Corporation ....................      1,373,500      1,399,125         0.6
--------------------------------------------------------------------------------------------------------------------
BANKING                    38,000  Bank of New York Co., Inc. ...........        987,758      1,282,500         0.6
                            7,000  BankAmerica Corp. ....................        716,177        698,250         0.3
                           14,400  Citicorp .............................      1,142,253      1,483,200         0.6
                                                                           -------------  -------------  -----------
                                                                               2,846,188      3,463,950         1.5
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS          28,700  Oakwood Homes Corporation ............        653,908        656,513         0.3
--------------------------------------------------------------------------------------------------------------------
CHEMICALS                  19,000  +FMC Corporation .....................      1,346,648      1,332,375         0.6
                           25,000  PPG Industries, Inc. .................      1,237,314      1,403,125         0.6
                                                                           -------------  -------------  -----------
                                                                               2,583,962      2,735,500         1.2
--------------------------------------------------------------------------------------------------------------------
COMPUTER                   22,000  +cisco Systems, Inc. .................      1,000,847      1,399,750         0.6
SERVICES                   36,000  First Data Corp. .....................      1,289,781      1,314,000         0.6
                                                                           -------------  -------------  -----------
                                                                               2,290,628      2,713,750         1.2
--------------------------------------------------------------------------------------------------------------------
COMPUTERS                  16,000  +Compaq Computer Corp. ...............      1,186,463      1,188,000         0.5
                            9,000  International Business Machines
                                    Corp. ...............................        989,063      1,359,000         0.6
                                                                           -------------  -------------  -----------
                                                                               2,175,526      2,547,000         1.1
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                36,800  Corning, Inc. ........................      1,134,539      1,702,000         0.7
--------------------------------------------------------------------------------------------------------------------
ELECTRONICS                11,200  General Electric Co. .................        883,768      1,107,400         0.5
                            8,000  Linear Technology Corporation ........        328,049        350,000         0.1
                                                                           -------------  -------------  -----------
                                                                               1,211,817      1,457,400         0.6
--------------------------------------------------------------------------------------------------------------------
ENGINEERING &              33,000  Foster Wheeler Corp. .................      1,399,233      1,225,125         0.5
CONSTRUCTION
--------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT               2,800  +Imax Corporation ....................         86,527         86,100         0.0
                           36,479  +Viacom, Inc. (Class B)...............      1,338,930      1,272,205         0.6
                                                                           -------------  -------------  -----------
                                                                               1,425,457      1,358,305         0.6
--------------------------------------------------------------------------------------------------------------------
FERTILIZERS                17,500  IMC Global, Inc. .....................        678,325        684,688         0.3
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         28,000  American Express Company .............      1,340,030      1,582,000         0.7
--------------------------------------------------------------------------------------------------------------------
FOODS                      40,000  H.J. Heinz Company ...................      1,310,357      1,430,000         0.6
--------------------------------------------------------------------------------------------------------------------
INSURANCE                  12,000  Aetna Inc. ...........................        904,500        960,000         0.4
                           24,800  Allstate Corp. .......................      1,083,168      1,435,300         0.6
                           21,000  UNUM Corporation .....................      1,340,583      1,517,250         0.7
                                                                           -------------  -------------  -----------
                                                                               3,328,251      3,912,550         1.7
--------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM            50,000  Brunswick Corporation ................      1,237,238      1,200,000         0.5
                           14,284  TCI Pacific Communications
                                    (Convertible Preferred) .............      1,336,589      1,296,273         0.6
                                                                           -------------  -------------  -----------
                                                                               2,573,827      2,496,273         1.1
--------------------------------------------------------------------------------------------------------------------
MACHINERY                  29,000  +American Standard Companies, Inc. ...        946,413      1,109,250         0.5
                           36,500  Deere & Co. ..........................      1,542,480      1,482,813         0.6
                                                                           -------------  -------------  -----------
                                                                               2,488,893      2,592,063         1.1
--------------------------------------------------------------------------------------------------------------------
MEDICAL                    49,000  +Health Management Associates, Inc.
                                    (Class A) ...........................      1,104,800      1,102,500         0.5
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                               VALUE      PERCENT OF
INDUSTRIES                HELD             US STOCKS (CONCLUDED)               COST         (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------
NATURAL GAS                14,000  El Paso Natural Gas Co. ..............  $     686,247  $     707,000         0.3%
                           33,300  Enron Corp. ..........................      1,251,808      1,436,063         0.6
                                                                           -------------  -------------  -----------
                                                                               1,938,055      2,143,063         0.9
--------------------------------------------------------------------------------------------------------------------
OIL SERVICES               44,000  Dresser Industries, Inc. .............        931,971      1,364,000         0.6
                           16,000  Schlumberger Ltd., Inc. ..............      1,111,655      1,598,000         0.7
                                                                           -------------  -------------  -----------
                                                                               2,043,626      2,962,000         1.3
--------------------------------------------------------------------------------------------------------------------
PAPER                      17,800  Kimberly-Clark Corp. .................      1,368,004      1,695,450         0.7
--------------------------------------------------------------------------------------------------------------------
PETROLEUM                  27,000  Pennzoil Co. .........................      1,074,720      1,525,500         0.7
                           36,000  Unocal Corp. .........................      1,210,303      1,462,500         0.6
                                                                           -------------  -------------  -----------
                                                                               2,285,023      2,988,000         1.3
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            24,000  Abbott Laboratories ..................        944,407      1,218,000         0.5
                           18,200  Merck & Co., Inc. ....................        653,692      1,442,350         0.6
                                                                           -------------  -------------  -----------
                                                                               1,598,099      2,660,350         1.1
--------------------------------------------------------------------------------------------------------------------
RAILROADS                  14,000  Burlington Northern Santa Fe, Inc. ...      1,134,788      1,209,250         0.5
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE                32,700  Prentiss Properties Trust ............        668,479        817,500         0.4
INVESTMENT                 18,100  Starwood Lodging Trust ...............        709,645        997,763         0.4
                                                                           -------------  -------------  -----------
TRUST                                                                          1,378,124      1,815,263         0.8
--------------------------------------------------------------------------------------------------------------------
RETAIL                     23,465  Rite Aid Corporation .................        699,121        932,734         0.4
                           34,000  Sears, Roebuck & Co. .................      1,535,019      1,568,250         0.7
                           50,500  +Toys 'R' Us, Inc. ...................      1,572,295      1,515,000         0.6
                                                                           -------------  -------------  -----------
                                                                               3,806,435      4,015,984         1.7
--------------------------------------------------------------------------------------------------------------------
SCIENTIFIC                 32,000  Fisher Scientific International,
INSTRUMENTS                         Inc. ................................        991,105      1,508,000         0.6
--------------------------------------------------------------------------------------------------------------------
SOFTWARE                   33,800  +BMC Software, Inc. ..................      1,262,412      1,398,475         0.6
                           28,750  +Oracle Corp. ........................        910,470      1,196,719         0.5
                                                                           -------------  -------------  -----------
                                                                               2,172,882      2,595,194         1.1
--------------------------------------------------------------------------------------------------------------------
STEEL                      39,000  AK Steel Holding Corp. ...............      1,605,755      1,545,375         0.7
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         55,000  +Airtouch Communications, Inc. .......      1,574,588      1,388,750         0.6
                           17,000  Bell Atlantic Corp. ..................        923,440      1,100,750         0.5
                                                                           -------------  -------------  -----------
                                                                               2,498,028      2,489,500         1.1
--------------------------------------------------------------------------------------------------------------------
TOBACCO                     9,000  Philip Morris Companies, Inc. ........        897,742      1,013,625         0.4
--------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           50,000  Carnival Corp. (Class A) .............      1,413,255      1,650,000         0.7
--------------------------------------------------------------------------------------------------------------------
UTILITIES                  64,000  Edison International, Inc. ...........      1,192,546      1,272,000         0.5
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL US STOCKS                            60,443,902     69,631,546        29.9
--------------------------------------------------------------------------------------------------------------------

COUNTRY                                      FOREIGN STOCKS+++
--------------------------------------------------------------------------------------------------------------------
ARGENTINA                  95,539  Banco de Galicia y Buenos Aires S.A.
                                    (ADR)* (4)...........................      1,531,620      2,304,878         1.0
                           90,677  Banco Frances del Rio de la Plata S.A.
                                    (ADR)* (5)...........................      1,956,213      2,493,617         1.1
                           90,000  Yaciementos Petroliferos Fiscales S.A.
                                    (ADR)* (29)..........................      2,029,393      2,272,500         1.0
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN ARGENTINA              5,517,226      7,070,995         3.1
--------------------------------------------------------------------------------------------------------------------
BRAZIL                  3,500,000  Companhia Cervejaria Brahma S.A. PN
                                    (Preferred) (14).....................      1,997,953      1,913,562         0.8
                       14,600,000  Petroleo Brasileiro S.A.-Petrobras
                                    (Preferred) (28).....................      1,723,453      2,325,825         1.0
                           26,500  Telecomunicacoes Brasileiras S.A.-
                                    Telebras (ADR)* (35).................      1,424,602      2,027,250         0.9
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN BRAZIL                 5,146,008      6,266,637         2.7
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                               VALUE      PERCENT OF
COUNTRY                   HELD         FOREIGN STOCKS+++ (CONTINUED)           COST         (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------
CANADA                     85,000  Canadian Pacific, Ltd. (25)...........  $   1,473,190  $   2,252,500         1.0%
                           45,000  Magna International Inc. (Class A)
                                    (17).................................      2,019,240      2,508,750         1.1
                           26,900  Potash Corp of Saskatchewan, Inc.
                                    (44).................................      1,899,766      2,286,500         1.0
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN CANADA                 5,392,196      7,047,750         3.1
--------------------------------------------------------------------------------------------------------------------
FINLAND                    50,000  Finnlines OY (50).....................        923,284      1,227,700         0.5
                           40,700  Nokia Corp. (ADR)* (45)...............      1,422,164      2,345,337         1.0
                           81,000  +UPM-Kymmene OY (a)(46)...............      1,669,997      1,672,063         0.7
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN FINLAND                4,015,445      5,245,100         2.2
--------------------------------------------------------------------------------------------------------------------
FRANCE                     43,300  Michelin (C.G.D.E.) S.A. (Class B)
                                    (18).................................      1,956,423      2,337,766         1.0
                           42,600  +SGS-Thomson Microelectronics N.V.
                                    (NY Registered Shares) (39)..........      1,563,091      2,982,000         1.3
                           51,000  Scor S.A. (51)........................      1,987,106      1,794,044         0.8
                          120,000  Usinor-Sacilor S.A. (22)..............      1,909,976      1,746,338         0.7
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN FRANCE                 7,416,596      8,860,148         3.8
--------------------------------------------------------------------------------------------------------------------
GERMANY                     4,000  +Henkel KGaA (11).....................        177,789        191,875         0.1
                           36,000  +Henkel KGaA (Preferred) (11).........      1,529,763      1,808,775         0.8
                            5,600  Mannesmann AG (21)....................      1,476,775      2,427,819         1.0
                           12,060  +Puma AG (1)..........................        396,360        409,186         0.2
                           40,600  Siemens AG (13).......................      1,889,641      1,913,227         0.8
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN GERMANY                5,470,328      6,750,882         2.9
--------------------------------------------------------------------------------------------------------------------
HONG KONG                 112,800  HSBC Holdings PLC (4).................      1,767,488      2,413,809         1.0
                        1,168,000  Hong Kong Telecommunications, Ltd.
                                    (35).................................      2,074,055      1,880,217         0.8
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN HONG KONG              3,841,543      4,294,026         1.8
--------------------------------------------------------------------------------------------------------------------
INDONESIA                  59,450  P.T. Indonesian Satellite Corp. (ADR)*
                                    (35).................................      2,169,118      1,627,444         0.7
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN INDONESIA              2,169,118      1,627,444         0.7
--------------------------------------------------------------------------------------------------------------------
ITALY                     431,000  Danieli & C. Officine Meccaniche
                                    S.p.A. (21)..........................      1,590,085      1,802,635         0.8
                          554,000  Societa Finanziara Telefonica S.p.A.
                                    (STET) (35)..........................      1,581,727      2,517,767         1.1
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN ITALY                  3,171,812      4,320,402         1.9
--------------------------------------------------------------------------------------------------------------------
JAPAN                     124,000  Bridgestone Corporation (18)..........      2,149,127      2,355,786         1.0
                          103,000  Canon, Inc. (13)......................      1,733,499      2,277,029         1.0
                          117,000  Eisai Co., Ltd. (30)..................      2,156,580      2,303,627         1.0
                          165,000  Maeda Corp. (6).......................      1,668,260      1,221,114         0.5
                          124,000  Matsushita Electric Industrial Co.,
                                    Ltd. (13)............................      2,001,160      2,023,834         0.9
                          318,000  Mitsubishi Electric Corp. (12)........      2,087,710      1,894,819         0.8
                          265,000  Mitsubishi Heavy Industries, Ltd.
                                    (13).................................      1,705,608      2,105,354         0.9
                          245,000  Mitsui-Soko Co., Ltd. (24)............      2,105,369      1,601,598         0.7
                           81,000  Nomura Securities Co., Ltd. (43)......      1,661,741      1,217,098         0.5
                          187,000  Okumura Corp. (6).....................      1,557,500      1,136,857         0.5
                           34,000  Rohm Co. Ltd. (13)....................      1,915,392      2,231,434         1.0
                          187,000  Tokio Marine and Fire Insurance Co.,
                                    Ltd. (19)............................      2,316,039      1,760,190         0.7
                          343,000  Toray Industries, Inc. (36)...........      2,337,746      2,117,832         0.9
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN JAPAN                 25,395,731     24,246,572        10.4
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                               VALUE      PERCENT OF
COUNTRY                   HELD         FOREIGN STOCKS+++ (CONCLUDED)           COST         (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------
MEXICO                    105,000  +Carso Global Telecom, S.A. de C.V.
                                    (ADR)* (35)..........................  $     498,750  $     472,500         0.2%
                          105,000  Grupo Carso, S.A. de C.V. (ADR)*
                                    (25).................................      1,670,406      1,089,375         0.5
                            1,465  Grupo Financiero Inbursa, S.A. de C.V.
                                    (ADR)* (43)..........................         29,400         24,905         0.0
                           91,000  Kimberly-Clark de Mexico, S.A. de C.V.
                                    (46).................................      1,633,917      1,797,802         0.8
                           47,500  Panamerican Beverages, Inc. (Class A)
                                    (14).................................      1,944,520      2,226,562         0.9
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN MEXICO                 5,776,993      5,611,144         2.4
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS                31,000  ABN AMRO Holding N.V. (4).............      1,738,232      2,018,772         0.9
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN THE NETHERLANDS        1,738,232      2,018,772         0.9
--------------------------------------------------------------------------------------------------------------------
NORWAY                    212,000  Color Line ASA (50)...................        826,832        986,949         0.4
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN NORWAY                   826,832        986,949         0.4
--------------------------------------------------------------------------------------------------------------------
PHILIPPINES               533,500  San Miguel Corp. (Class B) (14).......      1,764,310      2,356,664         1.0
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN THE PHILIPPINES        1,764,310      2,356,664         1.0
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                43,400  +Hyundai Engineering & Construction
                                    Co., Ltd.(GDR)** (48)++..............        565,502        271,250         0.1
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SOUTH KOREA              565,502        271,250         0.1
--------------------------------------------------------------------------------------------------------------------
SPAIN                      58,300  Repsol S.A. (ADR)* (29)...............      1,720,869      2,222,687         1.0
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SPAIN                  1,720,869      2,222,687         1.0
--------------------------------------------------------------------------------------------------------------------
SWEDEN                    139,600  Bure Investment AB (49)...............      1,217,290      1,659,222         0.7
                           94,000  Sparbanken Sverige AB (Class A) (4)...      1,208,588      1,613,793         0.7
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SWEDEN                 2,425,878      3,273,015         1.4
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND                 1,680  ABB AG (9)............................      1,384,282      2,089,334         0.9
                            1,800  +Novartis AG (Registered Shares)
                                    (30).................................      1,748,593      2,061,099         0.9
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SWITZERLAND            3,132,875      4,150,433         1.8
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM            183,000  Boots Company PLC (33)................      1,734,918      1,886,285         0.8
                          610,000  British Steel PLC (40)................      1,619,397      1,680,177         0.7
                          366,000  General Electric PLC (13).............      1,800,848      2,398,165         1.0
                          134,700  Glaxo Wellcome PLC (30)...............      1,882,922      2,184,616         0.9
                          275,700  Grand Metropolitan PLC (34)...........      1,946,319      2,169,671         0.9
                          209,000  Imperial Chemical Industries PLC
                                    (28).................................      2,740,964      2,747,827         1.2
                          168,000  National Westminster Bank PLC (4).....      1,796,776      1,971,663         0.9
                          538,000  Vodafone Group PLC (35)...............      1,884,137      2,273,414         1.0
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN THE UNITED
                                   KINGDOM                                    15,406,281     17,311,818         7.4
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN STOCKS                      100,893,775    113,932,688        49.0
--------------------------------------------------------------------------------------------------------------------
                          FACE
                       AMOUNT***              FOREIGN BONDS+++
--------------------------------------------------------------------------------------------------------------------
DENMARK       Dkr   20,750,000     Government of Denmark, 8% due
                                    3/15/2006 (16).......................      3,800,226      3,876,199         1.7
--------------------------------------------------------------------------------------------------------------------
GERMANY       DM    2,750,000      Bundesrepublik Deutschland, 7.125% due
                                    12/20/2002 (16)......................      1,909,822      1,962,626         0.8
--------------------------------------------------------------------------------------------------------------------
ITALY           Lit 10,680,000,000 Buoni Poliennali del Tesoro (Italian
                                    Government Bonds), 8.50% due
                                    1/01/2004 (16).......................      7,560,872      7,534,913         3.2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                          FACE                                                                VALUE      PERCENT OF
COUNTRY                AMOUNT***        FOREIGN BONDS+++ (CONCLUDED)           COST         (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------
SWEDEN                             Government of Sweden:
               Skr    13,100,000   10.25% due 5/05/2000 (16).............  $   2,240,194  $   2,217,639         1.0%
                      38,700,000   8% due 8/15/2007 (16).................      6,075,168      6,198,474         2.7
                                                                           -------------  -------------  -----------
                                                                               8,315,362      8,416,113         3.7
--------------------------------------------------------------------------------------------------------------------
UNITED                             UK Treasury Gilt:
KINGDOM      L      1,000,000      7% due 11/06/2001 (16)................      1,648,098      1,692,088         0.7
                       2,100,000   7.50% due 12/07/2006 (16).............      3,533,147      3,588,189         1.5
                                                                           -------------  -------------  -----------
                                                                               5,181,245      5,280,277         2.2
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN BONDS                        26,767,527     27,070,128        11.6
--------------------------------------------------------------------------------------------------------------------
                                             US GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
US                                 US Treasury Notes:
GOVERNMENT   US$    1,700,000      5% due 1/31/1998......................      1,684,992      1,688,049         0.7
OBLIGATIONS            3,500,000   5.50% due 4/15/2000...................      3,448,594      3,437,665         1.5
                       4,000,000   6.25% due 4/30/2001...................      4,022,188      4,008,760         1.7
                       7,300,000   7% due 7/15/2006......................      7,648,080      7,584,043         3.3
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT OBLIGATIONS            16,803,854     16,718,517         7.2
--------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER****    4,148,000  Three Rivers Funding Corp., 5.72% due
                                    1/21/1997............................      4,134,819      4,134,819         1.8
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                 4,134,819      4,134,819         1.8
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.....................  $ 209,043,877    231,487,698        99.5
                                                                           -------------
                                                                           -------------
                                   UNREALIZED DEPRECIATION ON FORWARD
                                   FOREIGN EXCHANGE CONTRACTS*****.......                     (823,288)        (0.3)
                                   OTHER ASSETS LESS LIABILITIES.........                     1,865,174         0.8
                                                                                          -------------  -----------
                                   NET ASSETS............................                 $ 232,529,584       100.0%
                                                                                          -------------  -----------
                                                                                          -------------  -----------
--------------------------------------------------------------------------------------------------------------------

  (a) Name changed as a result of the merger of Kymmene Corporation and Repola Ltd.

    *  American Depositary Receipts (ADR).

   **  Global Depositary Receipts (GDR).

  ***  Denominated in US dollars unless otherwise indicated.

 **** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

***** Forward foreign exchange contracts as of December 31, 1996 were as follows:

-----------------------------------------------------
                                        UNREALIZED
                                       APPRECIATION
FOREIGN               EXPIRATION      (DEPRECIATION)
CURRENCY SOLD            DATES       (NOTES 1C & 1E)
-----------------------------------------------------
Chf      5,250,000   January 1997     $       80,904
DM     21,180,625    February 1997           186,477
Frf     29,500,000   January 1997            (34,828)
L       12,800,000   January 1997         (1,014,393)
Y    2,800,000,000   February 1997           (41,448)
-----------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS -- NET (US$
COMMITMENT -- $68,779,740)            $     (823,288)
                                     ----------------
                                     ----------------
-----------------------------------------------------

    +  Non-income producing security.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

   ++ Restricted security as to resale. The value of the Portfolio's investments in restricted securities was approximately $271,000, representing 0.1% of net assets.

--------------------------------------------------------------------------------------------------------------
                                                                           ACQUISITION                VALUE
ISSUE                                                                         DATE        COST      (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd. (GDR).......................   3/19/1996   $ 565,502   $ 271,250
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $ 565,502   $ 271,250
                                                                                        ---------  -----------
                                                                                        ---------  -----------
--------------------------------------------------------------------------------------------------------------

  +++  Corresponding industry groups for foreign stocks and bonds:

       (1) Footwear
       (2) Automobile
       (3) Automotive & Equipment
       (4) Banking
       (5) Banking-International
       (6) Building & Construction
       (7) Building Materials
       (8) Business Services
       (9) Capital Goods
      (10) Cement
      (11) Chemicals
      (12) Electrical Equipment
      (13) Electronics
      (14) Beverages
      (15) Food
      (16) Government (Bonds)
      (17) Auto-Parts
      (18) Tires & Rubber
      (19) Insurance
      (20) Machinery
      (21) Machinery & Equipment
      (22) Metals
      (23) Miscellaneous
      (24) Warehouse & Storage
      (25) Multi-Industry
      (26) Natural Gas
      (27) Oil & Gas Producers
      (28) Oil-Integrated
      (29) Petroleum
      (30) Pharmaceuticals
      (31) Printing & Publishing
      (32) Real Estate
      (33) Retail
      (34) Diversified
      (35) Telecommunications
      (36) Textiles
      (37) Toys
      (38) Travel & Lodging
      (39) Semiconductors
      (40) Steel
      (41) Utilities-Electric
      (42) Utilities-Water
      (43) Financial Services
      (44) Mining
      (45) Telecommunications &
           Equipment
      (46) Paper & Forest Products
      (47) Photography
      (48) Engineering & Construction
      (49) Investment Management
      (50) Cruise Lines
      (51) Reinsurance

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
INDUSTRIES             SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
ADVERTISING                 80,000  Interpublic Group of Companies,
                                     Inc..............................  $   3,083,566  $   3,800,000         1.6%
-------------------------------------------------------------------------------------------------------------------
BANKING                    110,000  State Street Boston Corp..........      5,460,474      7,095,000         3.0
                            50,000  USBANCORP, Inc....................      2,163,334      2,243,750         0.9
                            25,000  Wells Fargo & Company.............      6,175,537      6,743,750         2.8
                                                                        -------------  -------------       -----
                                                                           13,799,345     16,082,500         6.7
-------------------------------------------------------------------------------------------------------------------
BEVERAGES                  140,000  Coca-Cola Co......................      5,451,486      7,367,500         3.1
-------------------------------------------------------------------------------------------------------------------
COMPUTERS                    5,000  +Compaq Computer Corp.............        255,300        371,250         0.1
-------------------------------------------------------------------------------------------------------------------
COSMETICS                  105,000  Gillette Co. (The)................      4,458,301      8,163,750         3.4
                            10,000  International Flavors &
                                     Fragrances, Inc..................        485,470        450,000         0.2
                                                                        -------------  -------------       -----
                                                                            4,943,771      8,613,750         3.6
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        10,000  Emerson Electric Co...............        658,040        967,500         0.4
                            80,000  General Electric Co...............      5,815,364      7,910,000         3.3
                                                                        -------------  -------------       -----
                                                                            6,473,404      8,877,500         3.7
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS                  5,000  Intel Corp........................        302,268        654,375         0.3
-------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT              110,000  +Viacom, Inc. (Class A)...........      5,426,147      3,795,000         1.6
                            90,000  Walt Disney Co....................      5,447,494      6,266,250         2.6
                                                                        -------------  -------------       -----
                                                                           10,873,641     10,061,250         4.2
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         200,000  Ahmanson (H.F.) & Company.........      6,059,722      6,500,000         2.7
                           200,000  Federal National Mortgage
                                     Association......................      6,298,051      7,450,000         3.1
                           140,000  Travelers Group, Inc..............      4,317,153      6,352,500         2.6
                                                                        -------------  -------------       -----
                                                                           16,674,926     20,302,500         8.4
-------------------------------------------------------------------------------------------------------------------
FOOD                       100,000  ConAgra, Inc......................      4,417,688      4,975,000         2.1
                            90,000  RJR Nabisco Holdings Corp. (Class
                                     A)...............................      3,357,859      3,498,750         1.4
                           180,000  Sara Lee Corporation..............      5,956,599      6,705,000         2.8
                             5,000  Wrigley (Wm.) Jr. Company (Class
                                     B)...............................        213,220        281,250         0.1
                                                                        -------------  -------------       -----
                                                                           13,945,366     15,460,000         6.4
-------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING         100,000  Albertson's Inc...................      3,960,922      3,562,500         1.5
-------------------------------------------------------------------------------------------------------------------
HOTELS                      15,000  Marriott International, Inc.......        703,815        828,750         0.3
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS           5,000  Colgate-Palmolive Co..............        374,261        461,250         0.2
                            15,000  Kimberly-Clark Corp...............      1,139,898      1,428,750         0.6
                            55,000  Procter & Gamble Co...............      4,921,907      5,912,500         2.4
                                                                        -------------  -------------       -----
                                                                            6,436,066      7,802,500         3.2
-------------------------------------------------------------------------------------------------------------------
INFORMATION SERVICES        50,000  Electronic Data Systems Corp......      2,844,580      2,162,500         0.9
                           170,000  First Data Corp...................      5,479,413      6,205,000         2.6
                                                                        -------------  -------------       -----
                                                                            8,323,993      8,367,500         3.5
-------------------------------------------------------------------------------------------------------------------
INSURANCE                   85,000  Aetna, Inc........................      6,070,240      6,800,000         2.8
                            55,000  American International Group,
                                     Inc..............................      5,188,058      5,953,750         2.5
                           175,000  Travelers/Aetna Property Casualty
                                     Corp. (Class A)..................      4,630,910      6,190,625         2.6
                                                                        -------------  -------------       -----
                                                                           15,889,208     18,944,375         7.9
-------------------------------------------------------------------------------------------------------------------
LEISURE                    105,000  PolyGram N.V. (ADR)*..............      5,039,807      5,223,750         2.2
-------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY          20,000  +Boston Scientific Corp...........      1,113,700      1,200,000         0.5
                           150,000  Johnson & Johnson.................      5,582,549      7,462,500         3.1
                                                                        -------------  -------------       -----
                                                                            6,696,249      8,662,500         3.6
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

                                                                                           VALUE       PERCENT OF
INDUSTRIES             SHARES HELD          STOCKS (CONCLUDED)              COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS                125,000  El Paso Natural Gas Co............  $   5,682,670  $   6,312,500         2.6%
                           185,000  Enron Corp........................      7,877,437      7,978,125         3.3
                                                                        -------------  -------------       -----
                                                                           13,560,107     14,290,625         5.9
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES                20,000  Schlumberger Ltd., Inc............      2,033,450      1,997,500         0.8
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            130,000  +Amgen, Inc.......................      4,833,492      7,068,750         2.9
                            65,000  Bristol-Myers Squibb Co...........      6,197,947      7,068,750         2.9
                           115,000  Merck & Co., Inc..................      6,291,279      9,113,750         3.8
                           105,000  Pfizer, Inc.......................      4,445,538      8,701,875         3.7
                                                                        -------------  -------------       -----
                                                                           21,768,256     31,953,125        13.3
-------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                 15,000  Eastman Kodak Co..................        953,578      1,203,750         0.5
-------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL           20,000  WMX Technologies, Inc.............        591,174        652,500         0.3
-------------------------------------------------------------------------------------------------------------------
RESTAURANTS                 90,000  McDonald's Corp...................      4,089,869      4,072,500         1.7
-------------------------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY            90,000  Rite Aid Corporation..............      3,176,287      3,577,500         1.5
                             5,000  +Staples Inc......................         79,583         90,000         0.0
                                                                        -------------  -------------       -----
                                                                            3,255,870      3,667,500         1.5
-------------------------------------------------------------------------------------------------------------------
RETAIL-STORES               65,000  +Meyer (Fred), Inc................      2,197,130      2,307,500         1.0
                           100,000  Wal-Mart Stores, Inc..............      2,422,563      2,287,500         0.9
                                                                        -------------  -------------       -----
                                                                            4,619,693      4,595,000         1.9
-------------------------------------------------------------------------------------------------------------------
SOFTWARE                   105,000  Computer Associates International,
                                     Inc..............................      5,288,873      5,223,750         2.2
                            10,000  +Microsoft Corp...................        459,375        826,250         0.3
                            45,000  +Oracle Corp.(a)..................      1,548,990      1,873,125         0.8
                                                                        -------------  -------------       -----
                                                                            7,297,238      7,923,125         3.3
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         180,000  MCI Communications Corp...........      4,627,132      5,872,500         2.4
-------------------------------------------------------------------------------------------------------------------
TOYS                       160,000  Hasbro, Inc.......................      6,115,646      6,220,000         2.6
-------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING            20,000  Carnival Corp. (Class A)..........        467,500        660,000         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL STOCKS                          192,232,646    228,090,625        94.8
-------------------------------------------------------------------------------------------------------------------
                       FACE AMOUNT        SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**     $11,078,000  General Motors Acceptance Corp.,
                                     7.50% due 1/02/1997..............     11,073,384     11,073,384         4.6
-------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &          3,000,000  Federal Home Loan Mortgage Corp.,
AGENCY OBLIGATIONS**                 5.36% due 2/20/1997..............      2,977,220      2,977,220         1.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES            14,050,604     14,050,604         5.8
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.................  $ 206,283,250    242,141,229       100.6
                                                                        -------------
                                                                        -------------
                                    LIABILITIES IN EXCESS OF OTHER
                                    ASSETS............................                    (1,475,524)      (0.6)
                                                                                       -------------       -----
                                    NET ASSETS........................                 $ 240,665,705       100.0%
                                                                                       -------------       -----
                                                                                       -------------       -----
-------------------------------------------------------------------------------------------------------------------

(a) Formerly Oracle Systems Corp.

 * American Depositary Receipts (ADR).

 ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                      MOODY'S
INDUSTRIES               S&P RATINGS  RATINGS      FACE AMOUNT                  ISSUE                       COST
---------------------------------------------------------------------------------------------------------------------

                                                                           CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------------
AIRLINES-0.6%                    B+           B1   $    750,000  USAir, Inc., 10.375% due 3/01/2013..  $      750,000
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE-0.7%                   B           B2      1,000,000  Exide Corp., 11.635%** due
                                                                  12/15/2004.........................         911,315
---------------------------------------------------------------------------------------------------------------------
BROADCASTING &                   BB          Ba3      1,000,000  Grupo Televisa, S.A. de C.V.,
PUBLISHING-4.7%                                                   11.375% due 5/15/2003..............       1,010,000
                                BB-           B1      1,000,000  Hollinger International, Inc., 9.25%
                                                                  due 2/01/2006......................         956,250
                                  B           B3      1,000,000  MDC Communications Corp., 10.50% due
                                                                  12/01/2006.........................       1,000,000
                                  B          Caa      2,000,000  NWCG Holding Corp., 13.947%** due
                                                                  6/15/1999..........................       1,432,560
                                  B           B2      1,000,000  Sinclair Broadcasting Group Inc.,
                                                                  10% due 12/15/2003.................         935,000
                                                                                                       --------------
                                                                                                            5,333,810
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/                  CCC+          Caa         75,790  American Telecasting, Inc.,
CABLE-7.9%                                                        17.631%** due 6/15/2004............          44,288
                               CCC+          Caa      2,000,000  Australis Media Ltd., 8.45%** due
                                                                  5/15/2003..........................       1,212,729
                                BB-           B2      1,850,000  Bell Cablemedia PLC, 11.875%** due
                                                                  9/15/2005..........................       1,206,665
                                BB-          Ba3      2,000,000  Century Communications Corp., 9.50%
                                                                  due 3/01/2005......................       1,977,500
                                NR*          NR*        500,000  +Globo Communicacoes Participacoes,
                                                                  10.50% due 12/20/2006..............         501,250
                                  B           B2      1,500,000  +Intermedia Capital Partners, 11.25%
                                                                  due 8/01/2006......................       1,493,750
                                BB+          Ba3      1,000,000  Lenfest Communications, Inc., 8.375%
                                                                  due 11/01/2005.....................         931,250
                                  B           B1      1,000,000  +Olympus Communications L.P.,
                                                                  10.625% due 11/15/2006.............       1,000,000
                                BB+          Ba3      1,000,000  Videotron Holdings PLC, 10.625% due
                                                                  2/15/2005..........................       1,023,750
                                                                                                       --------------
                                                                                                            9,391,182
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS-1.2%          B+           B3      1,500,000  Pacific Lumber Co., 10.50% due
                                                                  3/01/2003..........................       1,450,313
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-1.3%               B-           B3      1,500,000  International Wire Group, Inc.,
                                                                  11.75% due 6/01/2005...............       1,486,875
---------------------------------------------------------------------------------------------------------------------
CHEMICALS-0.6%                   B+          Ba3        744,000  +ISP Holdings Inc., 9.75% due
                                                                  2/15/2002..........................         744,000
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS-                 NR*          NR*        500,000  +Comtel Brasileira Ltd., 10.75% due
8.7%                                                              9/26/2004..........................         500,000
                                 B-           B3      2,000,000  Millicom International Cellular
                                                                  S.A., 13.116%** due 6/01/2006......       1,153,686
                               CCC-           B3      2,000,000  Nextel Communications, Inc.
                                                                  14.085%** due 8/15/2004............       1,242,971
                                  B           B2      1,000,000  +Paging Network, Inc., 10% due
                                                                  10/15/2008.........................       1,001,250
                                  B           B3      1,000,000  PanAmSat L.P., 12.301%** due
                                                                  8/01/2003..........................         797,742
                                BB-           B2      1,000,000  Rogers Communications Inc., 10.875%
                                                                  due 4/15/2004......................       1,007,500
                                BB-           B1      2,000,000  Telefonica de Argentina S.A.,
                                                                  11.875% due 11/01/2004.............       1,978,830
                                 BB           B1      2,000,000  TeleWest Communications PLC,
                                                                  11.489%** due 10/01/2007...........       1,287,292
                                 B+           B1      1,000,000  Vanguard Cellular Systems, Inc.,
                                                                  9.375% due 4/15/2006...............       1,000,000
                                                                                                       --------------
                                                                                                            9,969,271
---------------------------------------------------------------------------------------------------------------------

                             VALUE
INDUSTRIES                 (NOTE 1A)
-----------------------

-----------------------
AIRLINES-0.6%            $      783,750
-----------------------
AUTOMOTIVE-0.7%
                                920,000
-----------------------
BROADCASTING &
PUBLISHING-4.7%               1,073,750

                                990,000

                              1,030,000

                              1,650,000

                              1,015,000
                         --------------
                              5,758,750
-----------------------
BROADCASTING/
CABLE-7.9%                       31,074

                              1,050,000

                              1,484,625

                              2,050,000

                                503,125

                              1,543,125

                                966,250

                              1,023,750

                              1,100,000
                         --------------
                              9,751,949
-----------------------
BUILDING MATERIALS-1.2%
                              1,522,500
-----------------------
CAPITAL GOODS-1.3%
                              1,605,000
-----------------------
CHEMICALS-0.6%
                                762,600
-----------------------
COMMUNICATIONS-
8.7%                            513,750

                              1,240,000

                              1,365,000

                              1,013,750

                                930,000

                              1,050,000

                              2,210,000

                              1,395,000

                              1,015,000
                         --------------
                             10,732,500
-----------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S
INDUSTRIES               S&P RATINGS  RATINGS      FACE AMOUNT                  ISSUE                       COST
---------------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES-2.1%          BB-          Ba1   $  1,500,000  Advanced Micro Devices, Inc., 11%
                                                                  due 8/01/2003,.....................  $    1,500,000
                                 B-           B3      1,000,000  Dictaphone Corp., 11.75% due
                                                                  8/01/2005..........................         968,750
                                                                                                       --------------
                                                                                                            2,468,750
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-3.0%             CCC+           B3        750,000  The Interlake Corp., 12.125% due
                                                                  3/01/2002..........................         706,000
                                 B+           B2      1,000,000  J.B. Poindexter & Co., Inc., 12.50%
                                                                  due 5/15/2004......................         955,000
                                NR*          NR*      1,000,000  MacAndrew & Forbes Group, Inc., 13%
                                                                  due 3/01/1999......................         995,000
                                 B+           B3      1,000,000  Sequa Corp., 9.375% due
                                                                  12/15/2003.........................       1,030,938
                                                                                                       --------------
                                                                                                            3,686,938
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS-5.9%            B          NR*      1,500,000  Coleman Holdings, Inc., 11.981%**
                                                                  due 5/27/1998......................       1,012,500
                                 B+          Ba3        500,000  Coty Inc., 10.25% due 5/01/2005.....         500,000
                                 B+          Ba2      1,900,000  International Semi-Tech
                                                                  Microelectronics, Inc. 12.792%**
                                                                  due 8/15/2003......................       1,171,927
                                 B-           B2        683,000  Polymer Group Inc., 12.25% due
                                                                  7/15/2002..........................         683,000
                                 B-           B2      2,000,000  Samsonite Corp., 11.125% due
                                                                  7/15/2005..........................       1,935,625
                                 B+           B1      1,400,000  Sealy Corp., 9.50% due 5/01/2003....       1,424,500
                                                                                                       --------------
                                                                                                            6,727,552
---------------------------------------------------------------------------------------------------------------------
ENERGY-5.3%                      BB           B2        500,000  California Energy Company, Inc.,
                                                                  9.875% due 6/30/2003...............         500,000
                                 B+           B1      1,000,000  +Parker Drilling Co., 9.75% due
                                                                  11/15/2006.........................         992,150
                                NR*          NR*      1,500,000  +Petroleo Brasileiro S.A.-Petrobras,
                                                                  10% due 10/17/2006.................       1,500,000
                               CCC+          Caa      1,700,000  Transamerican Refining Corp.,
                                                                  19.571%** due 2/15/2002............       1,354,618
                                BB-           B2      1,000,000  TransTexas Gas Corp., 11.50% due
                                                                  6/15/2002..........................       1,000,000
                                BB-           B1      1,000,000  Yacimientos Petroliferos Fiscales
                                                                  S.A., 8% due 2/15/2004.............         710,000
                                                                                                       --------------
                                                                                                            6,056,768
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.1%               B-           B2      2,000,000  AMF Group Inc., 12.082%** due
                                                                  3/15/2006..........................       1,229,648
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-1.3%         BB-           B1      1,500,000  Reliance Group Holdings Inc., 9.75%
                                                                  due 11/15/2003.....................       1,449,375
---------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-4.7%             B+           B1      2,000,000  Chiquita Brands International,
                                                                  9.125% due 3/01/2004...............       2,001,250
                                NR*          NR*        466,000  Cumberland Farms, Inc., 10.50% due
                                                                  10/01/2003.........................         456,097
                                 B-           B3        500,000  Envirodyne Industries Inc., 10.25%
                                                                  due 12/01/2001.....................         509,375
                               CCC+          Caa      1,000,000  Fresh Del Monte Corp., 10% due
                                                                  5/01/2003..........................         976,250
                                  B           B3      2,000,000  Specialty Foods Corp., 11.125% due
                                                                  10/01/2002.........................       1,990,000
                                                                                                       --------------
                                                                                                            5,932,972
---------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT              BB-           B1      1,500,000  Republic of Argentina, 8.375% due
OBLIGATIONS-1.1%                                                  12/20/2003.........................       1,128,750
---------------------------------------------------------------------------------------------------------------------

                             VALUE
INDUSTRIES                 (NOTE 1A)
-----------------------

-----------------------
COMPUTER SERVICES-2.1%
                         $    1,627,500

                                920,000
                         --------------
                              2,547,500
-----------------------
CONGLOMERATES-3.0%
                                776,250

                                975,000

                              1,000,000

                              1,020,000
                         --------------
                              3,771,250
-----------------------
CONSUMER PRODUCTS-5.9%
                              1,245,000
                                542,500

                              1,225,500

                                746,178

                              2,190,000
                              1,414,000
                         --------------
                              7,363,178
-----------------------
ENERGY-5.3%
                                525,000

                              1,055,000

                              1,516,875

                              1,402,500

                              1,080,000

                                965,000
                         --------------
                              6,544,375
-----------------------
ENTERTAINMENT-1.1%
                              1,322,500
-----------------------
FINANCIAL SERVICES-1.3%
                              1,560,000
-----------------------
FOOD & BEVERAGE-4.7%
                              2,020,000

                                445,030

                                478,750

                                955,000

                              1,900,000
                         --------------
                              5,798,780
-----------------------
FOREIGN GOVERNMENT
OBLIGATIONS-1.1%              1,411,875
-----------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S
INDUSTRIES               S&P RATINGS  RATINGS      FACE AMOUNT                  ISSUE                       COST
---------------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
GAMING-3.9%                       B           B3   $  1,000,000  Greate Bay Properties, Inc., 10.875%
                                                                  due 1/15/2004......................  $      845,000
                                  D          Caa      2,000,000  Harrah's Jazz Company, 14.25% due
                                                                  11/15/2001 (d).....................       1,971,250
                                 B+           B2      1,000,000  Hollywood Casino Corp., 12.75% due
                                                                  11/01/2003.........................         928,635
                                BB-           B1      2,000,000  Trump Atlantic City, 11.25% due
                                                                  5/01/2006..........................       1,997,500
                                                                                                       --------------
                                                                                                            5,742,385
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE-1.7%                  B+           B1      1,000,000  Beverly Enterprises, Inc., 9% due
                                                                  2/15/2006..........................         933,750
                                 B+           B2      1,000,000  Quest Diagnostic Inc., 10.75% due
                                                                  12/15/2006.........................       1,000,000
                                                                                                       --------------
                                                                                                            1,933,750
---------------------------------------------------------------------------------------------------------------------
HOTELS-1.6%                     BB-          Ba3      2,000,000  HMC Acquisition Properties, 9% due
                                                                  12/15/2007.........................       2,000,000
---------------------------------------------------------------------------------------------------------------------
METAL & MINING-2.1%              B-           B2      1,000,000  Kaiser Aluminum & Chemical Corp.,
                                                                  12.75% due 2/01/2003...............       1,045,000
                                 B-           B3      1,750,000  Maxxam Group, Inc., 12.25%** due
                                                                  8/01/2003..........................       1,449,099
                                                                                                       --------------
                                                                                                            2,494,099
---------------------------------------------------------------------------------------------------------------------
PACKAGING-2.1%                   B+           B2      1,500,000  Owens-Illinois, Inc., 9.95% due
                                                                  10/15/2004.........................       1,488,750
                                  B           B2      1,000,000  Portola Packaging Inc., 10.75% due
                                                                  10/01/2005.........................       1,000,000
                                                                                                       --------------
                                                                                                            2,488,750
---------------------------------------------------------------------------------------------------------------------
PAPER-5.2%                        B           B3      1,000,000  Crown Paper Co., 11% due
                                                                  9/01/2005..........................         923,750
                                BB-          Ba3      1,000,000  Doman Industries Ltd., 8.75% due
                                                                  3/15/2004..........................         919,000
                                  B           B2      1,000,000  Fort Howard Corp., 9% due
                                                                  2/01/2006..........................         930,000
                                 B+           B3      1,000,000  Repap New Brunswick, Inc., 10.625%
                                                                  due 4/15/2005......................       1,008,750
                                BB-           B2      1,000,000  Repap Wisconsin, Inc., 9.25% due
                                                                  2/01/2002..........................         900,000
                                  B           B3      1,000,000  Riverwood International Corp.,
                                                                  10.875% due 4/01/2008..............         973,750
                                 B+           B1        500,000  S.D. Warren Co., 12% due
                                                                  12/15/2004.........................         500,000
                                                                                                       --------------
                                                                                                            6,155,250
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE-1.0%                NR*          NR*      2,000,000  Rockefeller Center Properties, Inc.
                                                                  (Convertible), 11.04%** due
                                                                  12/31/2000.........................       1,312,995
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS-0.8%                  B           B1      1,000,000  Foodmaker, Inc., 9.25% due
                                                                  3/01/1999..........................       1,002,500
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY-0.1%             D          Caa      1,000,000  Bradlees, Inc., 11% due 8/01/2002
                                                                  (d)................................       1,023,750
---------------------------------------------------------------------------------------------------------------------
STEEL-0.8%                       B+           B2      1,000,000  +WCI Steel Inc., 10% due
                                                                  12/01/2004.........................       1,000,000
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-2.2%                B-           B3      1,137,000  Grand Union Co., 12% due
                                                                  9/01/2004..........................       1,099,324
                                  B           B2        500,000  Penn Traffic Co., 8.625% due
                                                                  12/15/2003.........................         417,500
                                  B           B1      1,000,000  Ralph's Grocery Co., 10.45% due
                                                                  6/15/2004..........................         948,679
                                                                                                       --------------
                                                                                                            2,465,503
---------------------------------------------------------------------------------------------------------------------

                             VALUE
INDUSTRIES                 (NOTE 1A)
-----------------------

-----------------------
GAMING-3.9%
                         $      840,000

                                982,500

                                960,000

                              1,980,000
                         --------------
                              4,762,500
-----------------------
HEALTHCARE-1.7%
                              1,005,000

                              1,050,000
                         --------------
                              2,055,000
-----------------------
HOTELS-1.6%
                              2,030,000
-----------------------
METAL & MINING-2.1%
                              1,075,000

                              1,491,875
                         --------------
                              2,566,875
-----------------------
PACKAGING-2.1%
                              1,590,000

                              1,042,500
                         --------------
                              2,632,500
-----------------------
PAPER-5.2%
                                940,000

                                935,000

                              1,010,000

                              1,040,000

                              1,007,500

                                915,000

                                540,000
                         --------------
                              6,387,500
-----------------------
REAL ESTATE-1.0%

                              1,235,000
-----------------------
RESTAURANTS-0.8%
                              1,022,500
-----------------------
RETAIL SPECIALTY-0.1%
                                105,000
-----------------------
STEEL-0.8%
                              1,015,000
-----------------------
SUPERMARKETS-2.2%
                              1,199,535

                                411,250

                              1,062,500
                         --------------
                              2,673,285
-----------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S
INDUSTRIES               S&P RATINGS  RATINGS      FACE AMOUNT                  ISSUE                       COST
---------------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS (CONCLUDED)
---------------------------------------------------------------------------------------------------------------------
TEXTILES-2.7%                    B-          Caa   $  1,000,000  Decorative Home Accents, Inc., 13%
                                                                  due 6/30/2002......................  $      992,336
                                BB-          Ba3      1,000,000  Tultex Corp., 10.625% due
                                                                  3/15/2005..........................       1,007,500
                                 B+           B2      1,500,000  Westpoint Stevens Industries, Inc.,
                                                                  9.375% due 12/15/2005..............       1,465,000
                                                                                                       --------------
                                                                                                            3,464,836
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-3.1%             BB-           B1      1,000,000  Sea Containers Ltd., 12.50% due
                                                                  12/01/2004.........................       1,095,000
                                BB-          Ba2      1,200,000  Maritima Mexicana Transportacion,
                                                                  S.A. de C.V., 9.25% due
                                                                  5/15/2003..........................         978,000
                                 B-           B3      2,000,000  Transtar Holdings L.P., 11.065%**
                                                                  due 12/15/2003.....................       1,468,641
                                                                                                       --------------
                                                                                                            3,541,641
---------------------------------------------------------------------------------------------------------------------
UTILITIES-4.9%                   B+           B1        980,000  Beaver Valley Funding Corp., 9% due
                                                                  6/01/2017..........................         924,875
                                 B+          Ba3      1,000,000  CTC Mansfield Funding, Inc., 11.125%
                                                                  due 9/30/2016......................       1,076,250
                                BB-           B1      1,000,000  Metrogas S.A., 12% due 8/15/2000....         983,750
                                                                 Midland Cogeneration Venture L.P.:
                                BB-          Ba3        775,818      10.33% due 7/23/2002(e).........         803,457
                                 B-           B2      1,000,000      13.25% due 7/23/2006............       1,108,750
                               BBB-          NR*      1,000,000  +Trans Gas de Occidente S.A., 9.79%
                                                                  due 11/01/2010.....................       1,000,000
                                                                                                       --------------
                                                                                                            5,897,082
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL CORPORATE BONDS-82.4%               99,240,060
---------------------------------------------------------------------------------------------------------------------
                                                      SHARES
                                                       HELD            COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/                                             5,000  American Telecasting, Inc.
CABLE-0.0%                                                        (Warrants) (b).....................           4,776
---------------------------------------------------------------------------------------------------------------------
ENERGY-0.1%                                              29,058  Transamerica Refining Corp.
                                                                  (Warrants) (b).....................          67,742
---------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-0.2%                                     18,878  FoodBrands America, Inc. (d)........       1,066,813
---------------------------------------------------------------------------------------------------------------------
GAMING-0.0%                                              10,000  Goldriver Hotel & Casino Corp.
                                                                  (Class B) (c)(d)...................          65,657
                                                          1,000  +Goldriver Hotel & Casino Corp.,
                                                                  Liquidating Trust (d)..............          24,040
                                                                                                       --------------
                                                                                                               89,697
---------------------------------------------------------------------------------------------------------------------
HOTELS-0.0%                                                 804  Buckhead America Corp. (d)..........           4,321
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                                                1,036  Thermadyne Industries, Inc. (d).....          15,022
SERVICES-0.0%
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.1%                                        17,674  Grand Union Co. (d).................       1,000,000
---------------------------------------------------------------------------------------------------------------------
TEXTILES-0.0%                                             1,000  +Decorative Home Accents, Inc.
                                                                  (Class F) (d)......................           7,664
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS & WARRANTS-0.4%        2,256,035
---------------------------------------------------------------------------------------------------------------------
                                                                           PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------
BROADCASTING &                                           11,134  K-III Communications Corp. (Series
PUBLISHING-0.9%                                                   B) (a).............................       1,125,264
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/                                            10,563  Cablevision Systems Corp. (Series M)
CABLE-0.8%                                                        (a)................................         935,000
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS-0.8%                                       1,000  +Paxson Communications Corp.
                                                                  (Convertible) (a)..................         945,000
---------------------------------------------------------------------------------------------------------------------

                             VALUE
INDUSTRIES                 (NOTE 1A)
-----------------------

-----------------------
TEXTILES-2.7%
                         $      650,000

                              1,090,000

                              1,545,000
                         --------------
                              3,285,000
-----------------------
TRANSPORTATION-3.1%
                              1,100,000

                              1,173,000

                              1,600,000
                         --------------
                              3,873,000
-----------------------
UTILITIES-4.9%
                                935,890

                              1,055,000
                              1,097,500

                                826,247
                              1,155,330

                              1,035,000
                         --------------
                              6,104,967
-----------------------
                            101,904,634
-----------------------

-----------------------
BROADCASTING/
CABLE-0.0%                       11,250
-----------------------
ENERGY-0.1%
                                 58,116
-----------------------
FOOD & BEVERAGE-0.2%            259,572
-----------------------
GAMING-0.0%
                                      0

                                  8,564
                         --------------
                                  8,564
-----------------------
HOTELS-0.0%                       4,824
-----------------------
INDUSTRIAL                       27,454
SERVICES-0.0%
-----------------------
SUPERMARKETS-0.1%                86,161
-----------------------
TEXTILES-0.0%
                                  5,500
-----------------------
                                461,441
-----------------------

-----------------------
BROADCASTING &
PUBLISHING-0.9%               1,118,950
-----------------------
BROADCASTING/
CABLE-0.8%                      971,796
-----------------------
COMMUNICATIONS-0.8%
                                952,500
-----------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

INDUSTRIES                                         SHARES HELD                  ISSUE                       COST
---------------------------------------------------------------------------------------------------------------------
                                                                     PREFERRED STOCKS (CONCLUDED)
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.4%                                        1,612  Time Warner Inc. (Series M) (a).....  $    1,611,983
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL PREFERRED STOCKS-3.9%                4,617,247
---------------------------------------------------------------------------------------------------------------------
                                                   FACE AMOUNT           SHORT-TERM SECURITES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                         $  4,037,000  General Motors Acceptance Corp.,
PAPER***-3.2%                                                     7.50% due 1/02/1997................       4,035,318
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                                5,000,000  Federal Home Loan Mortgage Corp.,
                                                                  5.22% due 1/03/1997................       4,997,825
OBLIGATIONS***-9.4%                                              Federal National Mortgage
                                                                  Association:
                                                      2,625,000      5.21% due 1/17/1997.............       2,618,542
                                                      4,000,000      5.50% due 1/22/1997.............       3,986,555
                                                                                                       --------------
                                                                                                           11,602,922
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL SHORT-TERM SECURITIES-12.6%         15,638,240
---------------------------------------------------------------------------------------------------------------------

                                                                 TOTAL INVESTMENTS-99.3%.............  $  121,751,582
                                                                                                       --------------
                                                                                                       --------------
                                                                 OTHER ASSETS LESS
                                                                 LIABILITIES-0.7%....................

                                                                 NET ASSETS-100.0%...................
---------------------------------------------------------------------------------------------------------------------

                             VALUE
INDUSTRIES                 (NOTE 1A)
-----------------------

-----------------------
ENTERTAINMENT-1.4%       $    1,749,020
-----------------------
                              4,792,266
-----------------------

-----------------------
COMMERCIAL
PAPER***-3.2%                 4,035,318
-----------------------
US GOVERNMENT & AGENCY
                              4,997,825
OBLIGATIONS***-9.4%

                              2,618,542
                              3,986,555
                         --------------
                             11,602,922
-----------------------
                             15,638,240
-----------------------
                            122,796,581

                                846,814
                         --------------
                         $  123,643,395
                         --------------
                         --------------
-----------------------

  * Not Rated.

 ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

  + Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $10,949,000, representing 8.9% of net assets.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   VALUE (NOTE
ISSUE                                                                       ACQUISITION DATE(S)        COST            1A)
-------------------------------------------------------------------------------------------------------------------------------
Comtel Brasileira Ltd., 10.75% due 9/26/2004............................         9/18/1996         $     500,000  $     513,750
Decorative Home Accents, Inc. (Class F).................................         6/30/1995                 7,664          5,500
Globo Communicacoes Participacoes, 10.50% due 12/20/2006................        12/10/1996               501,250        503,125
Goldriver Hotel & Casino Liquidating Trust..............................         8/31/1992                24,040          8,564
ISP Holdings Inc., 9.75% due 2/15/2002..................................        10/21/1996               744,000        762,600
Intermedia Capital Partners, 11.25% due 8/01/2006.......................   11/08/1996-11/13/1996       1,493,750      1,543,125
Olympus Communications L.P., 10.625% due 11/15/2006.....................        11/06/1996             1,000,000      1,023,750
Paging Network, Inc., 10% due 10/15/2008................................        11/22/1996             1,001,250      1,013,750
Parker Drilling Co., 9.75% due 11/15/2006...............................        11/05/1996               992,150      1,055,000
Paxson Communications Corp. (Convertible)...............................        12/19/1996               945,000        952,500
Petroleo Brasileiro S.A.-Petrobras, 10% due 10/17/2006..................        11/15/1996             1,500,000      1,516,875
Trans Gas de Occidente S.A., 9.79% due 11/01/2010.......................        11/02/1995             1,000,000      1,035,000
WCI Steel Inc. 10% due 12/01/2004.......................................        11/22/1996             1,000,000      1,015,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $  10,709,104  $  10,948,539
                                                                                                   -------------  -------------
                                                                                                   -------------  -------------
-------------------------------------------------------------------------------------------------------------------------------

 (a) Represents a pay-in-kind security which may pay interest/ dividends in additional face amount/shares.

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.

 (c) Each share contains a right which entitles the Portfolio to purchase a predetermined number of shares of preferred stock. The purchase price and number of shares are subject to adjustment.

 (d) Non-income producing security.

 (e) Subject to principal paydowns.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                                                                                             VALUE
                      FACE AMOUNT                          ISSUE                              COST         (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------

                                          US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN     $ 5,000,000  Federal Home Loan Mortgage Corporation,
MORTGAGE                           7.90% due 9/19/2001 (a)..............................  $   5,000,000  $   5,300,000
CORPORATION-2.4%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION               5,000,000      5,300,000
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL        5,000,000  Federal National Mortgage Association:
MORTGAGE                6,000,000  7.55% due 4/22/2002..................................      5,226,550      5,247,650
ASSOCIATION-18.5%                  7.40% due 7/01/2004..................................      6,248,520      6,287,820
                       10,000,000      7.85% due 9/10/2004..............................      9,824,469     10,234,400
                        9,000,000      7.65% due 3/10/2005..............................      8,990,156      9,563,940
                       10,000,000      6.35% due 6/10/2005..............................     10,000,000      9,795,300
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION               40,289,695     41,129,110
----------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED           524,843  Federal National Mortgage Association, 9% due
SECURITIES-0.3%                     1/01/2002 (a).......................................        506,474        547,018
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL MORTGAGE BACKED SECURITIES                             506,474        547,018
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT          7,000,000  Private Export Funding Corporation:
FUNDING                10,000,000      8.35% due 1/31/2001..............................      7,083,590      7,480,760
CORPORATION-8.4%                       8.75% due 6/30/2003..............................     10,410,680     11,148,600
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL PRIVATE EXPORT FUNDING CORPORATION                  17,494,270     18,629,360
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN           13,000,000  Student Loan Marketing Association,
MARKETING                           7.50% due 3/08/2000.................................     13,176,719     13,469,170
ASSOCIATION-6.1%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL STUDENT LOAN MARKETING ASSOCIATION                  13,176,719     13,469,170
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS      16,000,000  US Treasury Bond, 12% due 5/15/2005..................     22,772,500     21,724,960
& NOTES-61.2%                      US Treasury Notes:
                       15,000,000      6.375% due 8/15/2002.............................     15,006,577     15,098,400
                        5,500,000      6.25% due 2/15/2003..............................      5,479,805      5,493,125
                       26,000,000      7.25% due 5/15/2004..............................     26,328,906     27,356,940
                        5,000,000      7.875% due 11/15/2004............................      5,246,875      5,456,250
                       21,500,000      6.50% due 5/15/2005..............................     21,097,070     21,644,480
                       10,000,000      10.75% due 8/15/2005.............................     13,385,937     12,829,700
                       10,500,000      6.875% due 5/15/2006.............................     10,534,219     10,819,935
                        9,000,000      7% due 7/15/2006.................................      9,562,500      9,350,190
                        6,000,000      6.50% due 10/15/2006.............................      6,070,078      6,032,820
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US TREASURY BONDS & NOTES                          135,484,467    135,806,800
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT & AGENCY
                                   OBLIGATIONS-96.9%                                        211,951,625    214,881,458
----------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE              3,659,000  UBS Securities Funding Corp., purchased on 12/31/1996
AGREEMENT*-1.6%                    to yield 6.75% to 1/02/1997..........................      3,659,000      3,659,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES-1.6%                           3,659,000      3,659,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS-98.5%..............................  $ 215,610,625    218,540,458
                                                                                          -------------
                                                                                          -------------
                                   OTHER ASSETS LESS LIABILITIES-1.5%...................                     3,322,551
                                                                                                         -------------
                                   NET ASSETS-100.0%....................................                 $ 221,863,009
                                                                                                         -------------
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------

(a) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

 * Repurchase Agreement is fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                      MOODY'S         FACE                                                           VALUE
                         S&P RATINGS  RATINGS        AMOUNT                  ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------

                                                                   US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
US TREASURY                                                    US Treasury Notes:
NOTES-5.6%                      AAA          Aaa   $2,000,000      7.25% due 2/15/1998..........  $   1,994,440  $   2,032,820
                                AAA          Aaa      500,000      6.25% due 8/31/2000..........        500,195        501,875
                                AAA          Aaa    4,000,000      6.50% due 5/15/2005..........      3,869,375      4,026,880
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL US GOVERNMENT OBLIGATIONS-5.6%  6,364,010       6,561,575
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES                                                          CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED                    AAA          Aaa    2,000,000  Banc One, Credit Card Master
SECURITIES**-3.3%                                               Trust, 7.55% due 12/15/1999.....      2,037,110      2,028,740
                                AAA          Aaa    1,000,000  Citibank, Credit Card Master
                                                                Trust I, 5.62% due 12/10/2008...        999,610        999,060
                                AAA          Aaa      892,492  Fifth Third Auto Grantor Trust,
                                                                6.45% due 3/15/2002.............        892,143        896,954
                                                                                                  -------------  -------------
                                                                                                      3,928,863      3,924,754
------------------------------------------------------------------------------------------------------------------------------
BANKING-14.0%                    A-           A2    1,000,000  Bank of New York Co., Inc.,
                                                                7.625% due 7/15/2002............      1,076,500      1,039,790
                                 A+           A1    1,000,000  BankAmerica Corp., 7.125% due
                                                                5/12/2005.......................        985,500      1,007,540
                                 A+           A1    2,000,000  Citicorp., 8.80% due 2/01/2000...      2,000,000      2,003,900
                               BBB+           A3    2,000,000  First Interstate Bancorp, 9.90%
                                                                due 11/15/2001..................      2,270,480      2,263,940
                               BBB+           A1    1,250,000  ++First Union Capital Corp.,
                                                                7.85% due 1/01/2027.............      1,247,825      1,247,825
                               BBB+           A3    1,000,000  HSBC Americas Inc., 7% due
                                                                11/01/2006......................        991,600        987,200
                                AA-          Aa2    2,000,000  JPM Capital Trust I, 7.54% due
                                                                1/15/2027.......................      2,000,000      1,954,580
                                 A-           A3    2,000,000  Mellon Bank Corp., 6.875% due
                                                                3/01/2003.......................      1,822,480      2,000,240
                                  A           A2    2,000,000  NationsBank Corp., 7.50% due
                                                                2/15/1997.......................      1,998,280      2,003,740
                                 A+           A1    1,000,000  Norwest Corp., 6.625% due
                                                                3/15/2003.......................      1,003,060        982,650
                                BBB           A1    1,000,000  Wells Fargo Capital I, 7.96% due
                                                                12/15/2026......................        983,170        999,570
                                                                                                  -------------  -------------
                                                                                                     16,378,895     16,490,975
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-              A-           A3    2,000,000  Chrysler Financial Corp., 10.95%
CAPTIVE-7.4%                                                    due 8/01/2017...................      2,202,640      2,156,080
                                 A+           A1    2,500,000  Ford Motor Credit Co., 7% due
                                                                9/25/2001.......................      2,490,050      2,537,275
                                                               General Motors Acceptance Corp.:
                                 A-           A3    2,000,000      7.125% due 5/11/1998.........      2,022,560      2,030,440
                                 A-           A3    1,000,000      7.125% due 5/01/2003.........        994,890      1,014,290
                                 A-           A3    1,000,000      7.40% due 9/01/2025..........        991,940        988,940
                                                                                                  -------------  -------------
                                                                                                      8,702,080      8,727,025
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-              A+           A1    2,000,000  American General Finance Corp.,
CONSUMER-8.7%                                                   7.70% due 11/15/1997............      1,977,660      2,026,800
                                                               Associates Corp. of North
                                                                America:
                                AA-          Aa3    2,300,000      5.25% due 9/01/1998..........      2,230,057      2,266,397
                                AA-          Aa3    1,000,000      7.25% due 9/01/1999..........        987,620      1,021,960
                                 A+          Aa3    2,000,000  CIT Group Holdings, Inc., 5.764%
                                                                due 2/28/1997...................      1,998,680      2,000,100
                               BBB+         Baa1    2,000,000  Crown Cork & Seal Financial PLC,
                                                                6.75% due 12/15/2003............      1,989,260      1,976,020
                                 A+           A2    1,000,000  Transamerica Financial Corp.,
                                                                6.80% due 3/15/1999.............        999,730      1,010,520
                                                                                                  -------------  -------------
                                                                                                     10,183,007     10,301,797
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S         FACE                                                           VALUE
INDUSTRIES               S&P RATINGS  RATINGS        AMOUNT                  ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                               CORPORATE BONDS & NOTES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-               A           A2   $1,000,000  Dean Witter, Discover & Co.,
OTHER-11.0%                                                     6.30% due 1/15/2006.............  $     995,600  $     944,672
                                 A+           A2    1,000,000  Equitable Companies, Inc., 9% due
                                                                12/15/2004......................      1,104,050      1,119,700
                                  A           A2    1,000,000  Equitable Life Assurance Society
                                                                of the US, 7.70% due
                                                                12/01/2015......................        993,160        999,580
                                AAA          Aaa      500,000  General Electric Capital Corp.,
                                                                8.125% due 5/15/2012............        531,640        552,750
                               BBB+         Baa1    3,500,000  PaineWebber Group Inc., 7.625%
                                                                due 2/15/2014...................      3,342,430      3,428,320
                                 A-           A2    3,000,000  Smith Barney Holdings, Inc.,
                                                                6.50% due 10/15/2002............      2,987,520      2,950,260
                                  A           A1    2,000,000  Travelers Capital II, 7.75% due
                                                                12/01/2036......................      2,003,400      1,923,120
                                 A+           A1    1,000,000  Travelers Group, Inc., 7.875% due
                                                                5/15/2025.......................        999,420      1,044,490
                                                                                                  -------------  -------------
                                                                                                     12,957,220     12,962,892
------------------------------------------------------------------------------------------------------------------------------
FOREIGN+-12.9%                 BBB+           A3    1,000,000  ++Bangkok Bank Public Company
                                                                Ltd., 7.25% due 9/15/2005 (4)...        990,920        977,740
                                AA-          Aa3    2,000,000  CRA Finance Ltd., 6.50% due
                                                                12/01/2003 (1)..................      2,006,950      1,948,780
                                  A           A3    1,000,000  China Light & Power Co., Ltd.,
                                                                7.50% due 4/15/2006 (6).........        993,630      1,008,320
                                AA-           A1    1,000,000  Korea Development Bank, 6.625%
                                                                due 11/21/2003 (4)..............        995,280        990,000
                                  A           A1    1,000,000  Midland Bank PLC, 7.625% due
                                                                6/15/2006 (4)...................        992,340      1,035,460
                                 A+           A1    2,000,000  ++Petroliam Nasional BHD, 6.875%
                                                                due 7/01/2003 (5)...............      1,977,680      2,002,860
                                                               Pohang Iron & Steel Co. Ltd. (3):
                                 A+           A2    1,000,000      7.375% due 5/15/2005.........      1,018,160      1,013,710
                                 A+           A2    1,000,000      7.125% due 11/01/2006........        998,870        997,270
                                                               Province of Quebec (Canada) (2):
                                 A+           A2    1,000,000      8.80% due 4/15/2003..........      1,129,480      1,100,610
                                 A+           A2    1,500,000      13% due 10/01/2013...........      1,959,060      1,725,075
                                 A+           A2    1,000,000      7.125% due 2/09/2024.........        902,520        960,340
                                  A           A2    1,500,000  Western Mining Corp. Holdings
                                                                Ltd., 7.25% due 11/15/2013
                                                                (1).............................      1,519,575      1,486,425
                                                                                                  -------------  -------------
                                                                                                     15,484,465     15,246,590
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-CONSUMER-             A+           A1    3,500,000  Bass America, Inc., 8.125% due
9.7%                                                            3/31/2002.......................      3,532,070      3,719,555
                                                               Grand Metropolitan Investment
                                                                Corp.:
                                 A+           A2    1,000,000      6.50% due 9/15/1999..........      1,000,000      1,000,580
                                 A+           A2    1,000,000      8.625% due 8/15/2001.........      1,047,750      1,079,190
                                 A-           A3    1,000,000  IBP, Inc., 6.125% due
                                                                2/01/2006.......................        918,780        942,930
                                AAA          Aaa    2,000,000  Johnson & Johnson, 8.72% due
                                                                11/01/2024......................      2,019,140      2,225,360
                                  A           A2      500,000  Philip Morris Companies, Inc.,
                                                                7.25% due 1/15/2003.............        503,440        505,555
                               BBB-         Baa3    1,000,000  RJR Nabisco, Inc., 8.75% due
                                                                8/15/2005.......................        963,120      1,004,500
                                  A           A2    1,000,000  ++Disney Enterprises, Inc., 6.85%
                                                                due 1/10/2007...................        999,320        999,290
                                                                                                  -------------  -------------
                                                                                                     10,983,620     11,476,960
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S         FACE                                                           VALUE
INDUSTRIES               S&P RATINGS  RATINGS        AMOUNT                  ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                               CORPORATE BONDS & NOTES (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                      AA          Aa3   $2,000,000  BP America Inc., 10% due
ENERGY-3.6%                                                     7/01/2018.......................  $   2,156,880  $   2,181,740
                                 A-           A1      500,000  Dresser Industries, Inc., 7.60%
                                                                due 8/15/2096...................        498,545        510,465
                                BBB         Baa3      500,000  Husky Oil Ltd., 7.125% due
                                                                11/15/2006......................        497,765        500,020
                                 A+           A1    1,000,000  Texaco Capital Inc., 6.875% due
                                                                7/15/1999.......................        998,060      1,009,280
                                                                                                  -------------  -------------
                                                                                                      4,151,250      4,201,505
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                                                    Columbia/HCA Healthcare Corp.:
OTHER-9.4%                       A-           A2      500,000      6.41% due 6/15/2000..........        499,700        498,740
                                 A-           A2    1,000,000      7.75% due 7/15/2036..........        992,280      1,019,500
                                 A+           A1    1,000,000  ++Electronic Data Systems, Inc.,
                                                                6.85% due 5/15/2000.............        999,210      1,012,221
                                BBB         Baa2    2,500,000  Federal Express Corp., 9.65% due
                                                                6/15/2012.......................      2,758,750      2,975,475
                               BBB+           A3    1,000,000  Lockheed Martin Corp., 6.625% due
                                                                6/15/1998.......................        999,870      1,007,710
                               BBB+           A3      500,000  Martin Marietta Corp., 7.375% due
                                                                4/15/2013.......................        480,805        506,165
                                  A           A2    1,000,000  May Department Stores Co., 6.875%
                                                                due 11/01/2005..................        996,950        994,840
                                 A-         Baa2    1,000,000  McDonnell Douglas Corp., 8.625%
                                                                due 4/01/1997...................      1,016,670      1,006,570
                               BBB+           A3    1,000,000  Philips Electronics N.V., 7.20%
                                                                due 6/01/2026...................        997,740      1,013,750
                               BBB-         Baa3    1,000,000  Royal Caribbean Cruises Ltd.,
                                                                7.25% due 8/15/2006.............        963,700        984,850
                                                                                                  -------------  -------------
                                                                                                     10,705,675     11,019,821
------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL-1.3%              AAA          Aaa    1,500,000  Asian Development Bank, 10.75%
                                                                due 6/01/1997...................      1,580,525      1,528,755
------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES-                                            Southwest Airlines, Inc.:
2.7%                             A-           A3    2,000,000      9.40% due 7/01/2001..........      2,407,120      2,174,000
                                 A-           A3    1,000,000      7.875% due 9/01/2007.........        998,750      1,032,790
                                                                                                  -------------  -------------
                                                                                                      3,405,870      3,206,790
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-                                                     GTE Corp.:
COMMUNICATIONS-4.0%            BBB+           A3    2,000,000      9.375% due 12/01/2000........      2,189,690      2,197,740
                               BBB+           A3      500,000      9.10% due 6/01/2003..........        548,730        557,745
                                AAA          Aaa    1,000,000  Indiana Bell Telephone Co. Inc.,
                                                                7.30% due 8/15/2026.............        998,290      1,014,840
                                 AA          Aa3    1,000,000  Southwestern Bell
                                                                Telecommunications Co., 6.125%
                                                                due 3/01/2000...................        978,880        993,580
                                                                                                  -------------  -------------
                                                                                                      4,715,590      4,763,905
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS-2.2%              AA-           A1    2,500,000  Consolidated Natural Gas Co.,
                                                                8.75% due 6/01/1999.............      2,575,440      2,629,250
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL CORPORATE BONDS &
                                                               NOTES-90.2%                          105,752,500    106,481,019
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

                                                      FACE                                                           VALUE
                                                     AMOUNT                  ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                         $3,087,000  UBS Securities Inc., purchased on
AGREEMENT*-2.6%                                                 12/31/96 to yield 6.75% on
                                                                1/02/1997.......................  $   3,087,000  $   3,087,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM INVESTMENTS-
                                                               2.6%.............................      3,087,000      3,087,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS-98.4%..........  $ 115,203,510    116,129,594
                                                                                                  -------------
                                                                                                  -------------
                                                               OTHER ASSETS LESS
                                                               LIABILITIES-1.6%.................                     1,858,384
                                                                                                                 -------------
                                                               NET ASSETS-100.0%................                 $ 117,987,978
                                                                                                                 -------------
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------

 *  Repurchase Agreement is fully collateralized by US Government Obligations.

**  Subject to principal paydowns.

 +  Corresponding industry groups for foreign bonds:
    (1) Industrial Mining.
    (2) Government Entity.
    (3) Iron/Steel.
    (4) Banking.
    (5) Industry-Energy.
    (6) Utilities-Electric.

++ Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $6,240,000, representing 5.3% of net assets.
--------------------------------------------------------------------------------

                                                                                                       VALUE
ISSUE                                                                  ACQUISITION DATE     COST     (NOTE 1A)
---------------------------------------------------------------------------------------------------------------
Bangkok Bank Public Company Ltd., 7.25% due 9/15/2005................       9/27/1995    $  990,920  $  977,740
Disney Enterprises, Inc., 6.85% due 1/10/2007........................      12/23/1996       999,320     999,290
Electronic Data Systems, Inc., 6.85% due 5/15/2000...................       5/26/1995       999,210   1,012,221
First Union Capital Corp., 7.85% due 1/01/2027.......................      12/27/1996     1,247,825   1,247,825
Petroliam Nasional BHD, 6.875% due 7/01/2003.........................       7/28/1995     1,977,680   2,002,860
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                    $6,214,955  $6,239,936
                                                                                         ----------  ----------
                                                                                         ----------  ----------
---------------------------------------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                                                                                   INTEREST    MATURITY       VALUE
                    FACE AMOUNT                       ISSUE                          RATE*       DATE       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
BANK NOTES-1.1%     $ 6,200,000  Bank of America, Illinois......................        5.63%   12/30/97  $   6,196,894
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL BANK NOTES (COST-$6,199,410)                                           6,196,894
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF       9,500,000  Chase Manhattan Bank USA (Delaware)............        5.60     4/01/97      9,501,904
DEPOSIT-1.7%
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CERTIFICATES OF DEPOSIT (COST-$9,500,000)                              9,501,904
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL            4,000,000  ABN-AMRO North America Finance Inc.............        5.45     2/28/97      3,965,737
PAPER-49.7%           4,885,000  Allomon Funding Corp...........................        5.34     1/21/97      4,871,336
                      4,920,000  Allomon Funding Corp...........................        5.32     2/10/97      4,891,351
                      7,000,000  Alpine Securitization Corp.....................        5.34     1/16/97      6,985,463
                      7,287,000  American Home Products Corporation.............        5.33     1/28/97      7,259,107
                      5,000,000  Bank of Scotland Treasury Services PLC.........        5.29     5/09/97      4,904,750
                     16,945,000  Bear Stearns Companies, Inc....................        5.35     1/31/97     16,871,631
                     10,000,000  Beta Finance Inc...............................        5.44     3/28/97      9,872,028
                      4,000,000  Beta Finance Inc...............................        5.35     4/07/97      3,942,789
                      4,500,000  Beta Finance Inc...............................        5.32     5/01/97      4,419,675
                      4,166,000  CSW Credit, Inc................................        5.35     1/15/97      4,157,952
                      6,053,000  CSW Credit, Inc................................        5.32     1/17/97      6,039,633
                      5,250,000  Caisse des Depots et Consignations.............        5.30     2/03/97      5,224,917
                      2,000,000  Corporate Receivables Corp.....................        5.35     1/17/97      1,995,583
                     16,000,000  Eureka Securitization Inc......................        5.33     1/17/97     15,964,667
                      7,005,000  Eureka Securitization Inc......................        5.35     1/28/97      6,978,186
                      7,185,000  Finova Capital Corp............................        5.38     2/24/97      7,127,773
                      9,404,000  Finova Capital Corp............................        5.48     3/20/97      9,294,982
                      2,550,000  Finova Capital Corp............................        5.42     6/25/97      2,483,445
                     10,000,000  Ford Motor Credit Co...........................        5.30     2/07/97      9,946,250
                     10,000,000  General Electric Capital Corp..................        5.55     1/10/97      9,988,178
                      5,000,000  General Electric Capital Corp..................        5.50     3/03/97      4,954,833
                     11,090,000  General Electric Capital Corp..................        5.64     3/05/97     10,986,481
                     15,400,000  General Motors Acceptance Corp.................        5.34     1/23/97     15,352,388
                      1,177,000  General Motors Acceptance Corp.................        5.32     2/05/97      1,171,025
                      8,000,000  General Motors Acceptance Corp.................        5.34     5/14/97      7,841,600
                      5,000,000  Goldman Sachs Group, L.P.......................        5.68     1/06/97      4,997,044
                      3,561,000  International Securitization Corp..............        5.35     1/29/97      3,546,645
                      3,937,000  Korea Development Bank.........................        5.32     1/23/97      3,924,828
                      3,937,000  Korea Development Bank.........................        5.35     1/23/97      3,924,828
                      5,000,000  Lehman Brothers Holdings, Inc..................        5.50     1/24/97      4,983,194
                      4,000,000  Lehman Brothers Holdings, Inc..................        5.50     1/27/97      3,984,722
                     11,000,000  Lehman Brothers Holdings, Inc..................        5.40     3/03/97     10,900,633
                      3,260,000  Morgan Stanley Group Inc.......................        5.41     1/27/97      3,248,001
                      8,000,000  New Center Asset Trust.........................        5.43     1/29/97      7,967,750
                      8,000,000  New Center Asset Trust.........................        5.40     2/07/97      7,957,000
                     10,000,000  New Center Asset Trust.........................        5.46     3/24/97      9,878,050
                      5,000,000  Old Line Funding Corp..........................        5.75     1/30/97      4,977,639
                      7,000,000  Sweden, Kingdom of.............................        5.34     3/27/97      6,911,473
                      1,800,000  Toshiba International Finance (UK) PLC.........        5.35     1/17/97      1,796,025
                        632,000  Toshiba International Finance (UK) PLC.........        5.37     1/27/97        629,674
                        800,000  Toshiba International Finance (UK) PLC.........        5.37     2/05/97        795,939
                      9,218,000  Transamerica Finance Corp......................        5.60     3/11/97      9,123,628
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMERCIAL PAPER (COST-$277,034,353)                                 277,038,833
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                                                                   INTEREST    MATURITY       VALUE
                    FACE AMOUNT                       ISSUE                          RATE*       DATE       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
CORPORATE           $ 9,000,000  Asset-Backed Securities Investment Trust               5.605%  10/15/97  $   9,000,000
NOTES-7.5%            1,000,000   1996-M+.......................................        5.625    3/03/97      1,000,000
                                 Ford Motor Credit Co...........................
                      7,000,000  LABS Trust Series 1996-C Senior Notes+.........        5.625   12/29/97      7,000,000
                     20,000,000  SMM Trust 1995-Q+..............................        5.605    1/08/97     19,999,969
                      5,000,000  Short-Term Card Account Trust 1995-1+..........        5.615    1/15/97      5,000,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE NOTES (COST-$41,999,608)                                    41,999,969
-----------------------------------------------------------------------------------------------------------------------
MASTER NOTES-3.4%    10,000,000  Goldman Sachs Group, L.P.+.....................        5.88     5/01/97     10,000,000
                      9,000,000  Jackson National Life Insurance Co.+...........        5.41     4/08/97      9,000,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL MASTER NOTES (COST-$19,000,000)                                       19,000,000
-----------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM          10,000,000  CIT Group Holdings, Inc. (The)+................        5.36    10/27/97     10,000,000
NOTES-1.8%
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL MEDIUM-TERM NOTES (COST-$9,994,316)                                   10,000,000
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,          215,000  Federal National Mortgage Association..........        5.30     3/17/97        212,627
AGENCY &
INSTRUMENTATLITY
OBLIGATIONS-
DISCOUNT-0.0%
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-DISCOUNT (COST-$212,658)                                           212,627
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,        3,500,000  Federal Farm Credit Bank.......................        5.85    10/01/97      3,506,020
AGENCY &             10,000,000  Federal Farm Credit Bank+......................        5.38    11/25/97      9,998,124
INSTRUMENTALITY       8,000,000  Federal Home Loan Bank+........................        5.41    12/10/97      7,996,382
OBLIGATIONS-NON-      3,000,000  Federal Home Loan Bank.........................        6.12     4/15/98      2,999,061
DISCOUNT-34.9%        2,000,000  Federal Home Loan Bank.........................        6.17    11/06/98      1,998,750
                     15,000,000  Federal National Mortgage Association+.........        5.44     2/21/97     15,000,000
                      4,000,000  Federal National Mortgage Association+.........        5.455    5/14/97      3,998,730
                      8,000,000  Federal National Mortgage Association+.........        5.70     5/19/97      8,000,000
                     15,000,000  Federal National Mortgage Association+.........        5.521    5/22/97     14,996,092
                      8,000,000  Federal National Mortgage Association+.........        5.40     7/16/97      7,997,110
                      4,000,000  Federal National Mortgage Association+.........        5.42     8/01/97      3,998,994
                      3,000,000  Federal National Mortgage Association+.........        5.405    9/03/97      2,998,534
                      2,000,000  Federal National Mortgage Association+.........        5.41     9/09/97      1,999,066
                      3,000,000  Federal National Mortgage Association+.........        5.41     9/29/97      2,998,676
                      6,500,000  Federal National Mortgage Association..........        5.47    12/30/97      6,490,055
                      4,000,000  Federal National Mortgage Association..........        5.19     1/08/98      3,982,760
                     10,000,000  Federal National Mortgage Association+.........        5.46     4/24/98      9,995,001
                      6,000,000  Federal National Mortgage Association+.........        5.75     5/14/98      6,000,000
                      5,000,000  Student Loan Marketing Association+............        5.58     1/14/97      5,000,000
                     10,000,000  Student Loan marketing Association+............        5.62     1/23/97     10,000,497
                     10,000,000  Student Loan Marketing Association+............        5.57    10/30/97     10,001,748
                      5,000,000  US Treasury Notes..............................        6.625    3/31/97      5,014,060
                      4,000,000  US Treasury Notes..............................        8.50     4/15/97      4,034,372
                      3,250,000  US Treasury Notes..............................        6.50     4/30/97      3,262,188
                      3,250,000  US Treasury Notes..............................        6.50     5/15/97      3,263,201
                      3,300,000  US Treasury Notes..............................        6.125    5/31/97      3,308,250
                      4,600,000  US Treasury Notes..............................        8.50     7/15/97      4,674,028
                      3,000,000  US Treasury Notes..............................        6.00     8/31/97      3,008,436
                      6,750,000  US Treasury Notes..............................        5.75     9/30/97      6,762,123
                      5,800,000  US Treasury Notes..............................        5.625   10/31/97      5,803,625
                      6,500,000  US Treasury Notes..............................        5.375   11/30/97      6,486,792
                      1,650,000  US Treasury Notes..............................        5.25    12/31/97      1,644,713
                      2,920,000  US Treasury Notes..............................        5.00     1/31/98      2,899,467
                      2,600,000  US Treasury Notes..............................        5.625   11/30/98      2,589,031
                      2,000,000  US Treasury Notes..............................        5.75    12/31/98      1,996,718
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-NON-DISCOUNT (COST-$194,742,618)                               194,702,604
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

                                                                                                              VALUE
                    FACE AMOUNT                       ISSUE                                                 (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE          $ 1,500,000  Lehman Brothers Inc., purchased on 12/31/1996
AGREEMENT**-0.3%                  to yield 7.10% on 1/02/1997...................                          $   1,500,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL REPURCHASE AGREEMENT (COST-$1,500,000)                                 1,500,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS (COST-$560,182,963)-100.4%...                            560,152,831
                                 LIABILITIES IN EXCESS OF OTHER ASSETS-(0.4)%...                             (2,463,167)
                                                                                                          -------------
                                 NET ASSETS-100.0%..............................                          $ 557,689,664
                                                                                                          -------------
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown, payable at fixed rates or upon maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1996.

** Repurchase Agreement is fully collateralized by US Government Obligations.

 + Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                        SHARES                                                          VALUE        PERCENT OF
INDUSTRIES               HELD            US STOCKS & WARRANTS            COST         (NOTE 1A)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------
AEROSPACE &                 85,000  AlliedSignal Inc..............  $    6,247,940  $    5,695,000         0.5%
DEFENSE                    280,000  +Gulfstream Aerospace Corp....       6,919,174       6,790,000         0.5
                           185,000  Northrop Grumman Corp.........      12,121,532      15,308,750         1.3
                           150,000  United Technologies Corp......       6,259,501       9,900,000         0.8
                                                                    --------------  --------------       -----
                                                                        31,548,147      37,693,750         3.1
-----------------------------------------------------------------------------------------------------------------
AUTO & TRUCK               175,000  General Motors Corp...........       9,125,697       9,756,250         0.8
-----------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           364,000  +Lear Corporation.............      12,194,000      12,421,500         1.0
-----------------------------------------------------------------------------------------------------------------
BANKING                    278,000  Bank of New York Co., Inc.....       5,436,911       9,382,500         0.8
                            65,000  Bank of New York Co., Inc.
                                     (Warrants) (c)...............         581,250       4,818,125         0.4
                            60,000  BankAmerica Corp..............       6,138,870       5,985,000         0.5
                           125,000  Citicorp......................       9,466,326      12,875,000         1.0
                                                                    --------------  --------------       -----
                                                                        21,623,357      33,060,625         2.7
-----------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS          251,000  Oakwood Homes Corporation.....       5,718,888       5,741,625         0.5
-----------------------------------------------------------------------------------------------------------------
CHEMICALS                  171,000  +FMC Corporation..............      12,105,120      11,991,375         1.0
                           220,000  PPG Industries, Inc...........      10,906,249      12,347,500         1.0
                                                                    --------------  --------------       -----
                                                                        23,011,369      24,338,875         2.0
-----------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES          198,000  +cisco Systems, Inc...........       9,005,877      12,597,750         1.0
                           330,000  First Data Corp...............      11,684,495      12,045,000         1.0
                                                                    --------------  --------------       -----
                                                                        20,690,372      24,642,750         2.0
-----------------------------------------------------------------------------------------------------------------
COMPUTERS                  190,000  +Compaq Computer Corp.........      14,088,819      14,107,500         1.2
                            85,000  International Business
                                     Machines Corp................       9,350,839      12,835,000         1.0
                                                                    --------------  --------------       -----
                                                                        23,439,658      26,942,500         2.2
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED                326,000  Corning, Inc..................      10,220,442      15,077,500         1.2
-----------------------------------------------------------------------------------------------------------------
ELECTRONICS                100,000  General Electric Co...........       7,868,685       9,887,500         0.8
                            70,700  Linear Technology
                                     Corporation..................       2,900,739       3,093,125         0.3
                                                                    --------------  --------------       -----
                                                                        10,769,424      12,980,625         1.1
-----------------------------------------------------------------------------------------------------------------
ENGINEERING &              276,600  Foster Wheeler Corp...........      11,662,487      10,268,775         0.9
CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                6,200  +Imax Corporation.............         191,708         190,650         0.0
                           263,875  +Viacom, Inc. (Class B).......       9,664,844       9,202,641         0.8
                                                                    --------------  --------------       -----
                                                                         9,856,552       9,393,291         0.8
-----------------------------------------------------------------------------------------------------------------
FERTILIZERS                150,000  IMC Global, Inc...............       5,813,989       5,868,750         0.5
-----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         256,500  American Express Company......      11,922,063      14,492,250         1.2
-----------------------------------------------------------------------------------------------------------------
FOODS                      350,000  H.J. Heinz Company............      11,497,655      12,512,500         1.0
-----------------------------------------------------------------------------------------------------------------
INSURANCE                  108,000  Aetna Inc.....................       6,946,584       8,640,000         0.7
                           217,500  Allstate Corp.................       7,457,254      12,587,813         1.0
                           211,000  UNUM Corporation..............      13,465,471      15,244,750         1.3
                                                                    --------------  --------------       -----
                                                                        27,869,309      36,472,563         3.0
-----------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM            444,000  Brunswick Corporation.........      10,986,645      10,656,000         0.9
                           118,620  TCI Pacific Communications
                                     (Convertible Preferred)......      11,049,794      10,764,765         0.9
                                                                    --------------  --------------       -----
                                                                        22,036,439      21,420,765         1.8
-----------------------------------------------------------------------------------------------------------------
MACHINERY                  206,000  +American Standard Companies,
                                     Inc..........................       6,730,117       7,879,500         0.6
                           355,200  Deere & Co....................      14,846,602      14,430,000         1.2
                                                                    --------------  --------------       -----
                                                                        21,576,719      22,309,500         1.8
-----------------------------------------------------------------------------------------------------------------
MEDICAL                    435,000  +Health Management Associates,
                                     Inc. (Class A)...............       9,804,996       9,787,500         0.8
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                        SHARES           US STOCKS & WARRANTS                           VALUE        PERCENT OF
INDUSTRIES               HELD                (CONCLUDED)                 COST         (NOTE 1A)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------
NATURAL GAS                128,000  El Paso Natural Gas Co........  $    6,273,189  $    6,464,000         0.5%
                           295,000  Enron Corp....................      11,333,631      12,721,875         1.1
                                                                    --------------  --------------       -----
                                                                        17,606,820      19,185,875         1.6
-----------------------------------------------------------------------------------------------------------------
OIL SERVICES               350,000  Dresser Industries, Inc.......       8,202,997      10,850,000         0.9
                           106,000  Schlumberger Ltd., Inc........       8,941,977      10,586,750         0.9
                                                                    --------------  --------------       -----
                                                                        17,144,974      21,436,750         1.8
-----------------------------------------------------------------------------------------------------------------
PAPER                      140,000  Kimberly-Clark Corp...........      10,729,054      13,335,000         1.1
-----------------------------------------------------------------------------------------------------------------
PETROLEUM                  261,000  Pennzoil Co...................      10,781,453      14,746,500         1.2
                           327,000  Unocal Corp...................      11,002,058      13,284,375         1.1
                                                                    --------------  --------------       -----
                                                                        21,783,511      28,030,875         2.3
-----------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            240,000  Abbott Laboratories...........       9,859,343      12,180,000         1.0
                           160,000  Merck & Co., Inc..............       9,648,894      12,680,000         1.1
                                                                    --------------  --------------       -----
                                                                        19,508,237      24,860,000         2.1
-----------------------------------------------------------------------------------------------------------------
RAILROADS                  154,000  Burlington Northern Santa Fe,
                                     Inc..........................      12,647,474      13,301,750         1.1
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE                296,100  Prentiss Properties Trust.....       6,061,043       7,402,500         0.6
INVESTMENT TRUST            58,100  Spieker Properties, Inc.......       1,601,236       2,091,600         0.2
                           152,100  Starwood Lodging Trust........       5,971,521       8,384,513         0.7
                                                                    --------------  --------------       -----
                                                                        13,633,800      17,878,613         1.5
-----------------------------------------------------------------------------------------------------------------
RETAIL                     363,350  Rite Aid Corporation..........      11,659,587      14,443,162         1.2
                           300,000  Sears, Roebuck & Co...........      10,450,028      13,837,500         1.1
                           445,000  +Toys 'R' Us, Inc.............      13,829,157      13,350,000         1.1
                                                                    --------------  --------------       -----
                                                                        35,938,772      41,630,662         3.4
-----------------------------------------------------------------------------------------------------------------
SCIENTIFIC                 170,000  Fisher Scientific
INSTRUMENTS                          International, Inc...........       5,615,810       8,011,250         0.7
-----------------------------------------------------------------------------------------------------------------
SOFTWARE                   296,400  +BMC Software, Inc............      11,025,364      12,263,550         1.0
                           268,500  +Oracle Corp..................       8,843,279      11,176,312         0.9
                                                                    --------------  --------------       -----
                                                                        19,868,643      23,439,862         1.9
-----------------------------------------------------------------------------------------------------------------
STEEL                      282,000  AK Steel Holding Corp.........      11,642,900      11,174,250         0.9
-----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         460,000  +Airtouch Communications,
                           184,000   Inc..........................      13,169,327      11,615,000         1.0
                                    Bell Atlantic Corporation.....      11,567,913      11,914,000         1.0
                                                                    --------------  --------------       -----
                                                                        24,737,240      23,529,000         2.0
-----------------------------------------------------------------------------------------------------------------
TOBACCO                     76,000  Philip Morris Companies,
                                     Inc..........................       7,376,567       8,559,500         0.7
-----------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           443,800  Carnival Corp. (Class A)......      12,671,600      14,645,400         1.2
-----------------------------------------------------------------------------------------------------------------
UTILITIES                  569,100  Edison International..........      10,597,694      11,310,862         0.9
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS         541,884,659     625,511,543        51.6
-----------------------------------------------------------------------------------------------------------------
COUNTRIES                                FOREIGN STOCKS+++++
-----------------------------------------------------------------------------------------------------------------
ARGENTINA                  238,000  Banco de Galicia y Buenos
                                     Aires S.A. (ADR) (a) (3).....       4,886,190       5,741,750         0.5
                           212,750  Banco Frances del Rio de la
                                     Plata S.A. (ADR) (a) (3).....       5,169,793       5,850,625         0.5
                           171,000  Yacimientos Petroliferos
                                     Fiscales S.A. (ADR) (a)
                                     (30).........................       3,530,098       4,317,750         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA      13,586,081      15,910,125         1.3
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                        SHARES      FOREIGN STOCKS+++++                                 VALUE        PERCENT OF
COUNTRIES                HELD       (CONTINUED)                          COST         (NOTE 1A)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------
BRAZIL                   7,000,000  Companhia Cervejaria Brahma
                                     S.A. PN (Preferred) (4)......  $    4,004,177  $    3,827,125         0.3%
                        38,200,000  Petroleo Brasileiro S.A.-
                                     Petrobras (Preferred) (16)...       4,512,649       6,085,379         0.5
                            60,000  Telecomunicacoes Brasileiras
                                     S.A.-Telebras (ADR) (a)
                                     (26).........................       3,116,796       4,590,000         0.4
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN BRAZIL         11,633,622      14,502,504         1.2
-----------------------------------------------------------------------------------------------------------------
CANADA                     208,300  Canadian Pacific, Ltd. (15)...       4,268,930       5,519,950         0.5
                           109,000  Magna International Inc.
                                     (Class A) (2)................       5,055,992       6,076,750         0.5
                            61,000  Potash Corp. of Saskatchewan,
                                     Inc. (39)....................       4,262,368       5,185,000         0.4
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA         13,587,290      16,781,700         1.4
-----------------------------------------------------------------------------------------------------------------
FINLAND                    115,000  Finnlines OY (46).............       2,300,583       2,823,711         0.2
                            90,600  Nokia Corp. (ADR) (a) (6).....       3,306,582       5,220,825         0.5
                           192,000  +UPM-Kymmene OY (d) (40)......       3,972,208       3,963,408         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND         9,579,373      12,007,944         1.0
-----------------------------------------------------------------------------------------------------------------
FRANCE                      98,000  Michelin (C.G.D.E.) S.A.
                                     (Class B) (44)...............       4,084,876       5,291,018         0.4
                            85,300  +SGS-Thomson Microelectronics
                                     N.V. (NY Registered Shares)
                                     (19).........................       3,170,007       5,971,000         0.5
                           122,000  Scor S.A. (47)................       4,751,120       4,291,635         0.4
                           294,000  Usinor-Sacilor S.A. (13)......       4,946,286       4,278,527         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE         16,952,289      19,832,180         1.6
-----------------------------------------------------------------------------------------------------------------
GERMANY                     14,000  +Henkel KGaA (5)..............         622,324         671,563         0.1
                           101,000  +Henkel KGaA (Preferred)
                                     (5)..........................       4,296,760       5,074,618         0.4
                            12,500  Mannesmann AG (41)............       4,363,987       5,419,240         0.4
                            26,900  +Puma AG (11).................         884,219         912,694         0.1
                            85,000  Siemens AG (9)................       4,774,685       4,005,525         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY        14,941,975      16,083,640         1.3
-----------------------------------------------------------------------------------------------------------------
HONG KONG                  265,200  HSBC Holdings PLC (3).........       4,271,374       5,675,019         0.5
                         2,650,000  Hong Kong Telecommunications,
                                     Ltd. (26)....................       4,687,736       4,265,904         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN HONG KONG       8,959,110       9,940,923         0.8
-----------------------------------------------------------------------------------------------------------------
INDONESIA                  149,400  PT Indonesian Satellite Corp.
                                     (ADR) (a) (26)...............       5,500,790       4,089,825         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA       5,500,790       4,089,825         0.3
-----------------------------------------------------------------------------------------------------------------
ITALY                      306,100  Danieli & Co. Officine
                                     Meccaniche S.p.A. (41).......       1,203,809       1,280,247         0.1
                         1,308,000  Societa Finanziara Telefonica
                                     S.p.A. (STET) (26)...........       3,804,727       5,944,476         0.5
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY           5,008,536       7,224,723         0.6
-----------------------------------------------------------------------------------------------------------------
JAPAN                      278,000  Bridgestone Corporation
                                     (44).........................       4,818,776       5,281,520         0.4
                           239,000  Canon, Inc. (9)...............       4,385,459       5,283,592         0.4
                           255,000  Eisai Co., Ltd. (38)..........       4,505,820       5,020,725         0.4
                           256,000  Matsushita Electric Industrial
                                     Co., Ltd. (9)................       4,058,469       4,178,238         0.4
                           725,000  Mitsubishi Electric Corp.
                                     (8)..........................       5,240,071       4,319,948         0.4
                           541,000  Mitsubishi Heavy Industries,
                                     Ltd. (9).....................       4,419,386       4,298,100         0.4
                           386,000  Mitsui-Soko Co., Ltd. (43)....       3,426,243       2,523,333         0.2
                           253,000  Nomura Securities Co., Ltd.
                                     (10).........................       5,023,241       3,801,554         0.3

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                        SHARES      FOREIGN STOCKS+++++                                 VALUE        PERCENT OF
COUNTRIES                HELD       (CONCLUDED)                          COST         (NOTE 1A)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------
JAPAN                       80,000  Rohm Co., Ltd. (9)............  $    4,447,327  $    5,250,432         0.4%
(CONCLUDED)                400,000  Tokio Marine & Fire Insurance
                                     Co., Ltd. (14)...............       4,762,511       3,765,112         0.3
                           675,000  Toray Industries, Inc. (21)...       4,704,797       4,167,746         0.4
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN          49,792,100      47,890,300         4.0
-----------------------------------------------------------------------------------------------------------------
MEXICO                     633,200  +Carso Global Telecom, S.A. de
                                     C.V. (ADR) (a) (26)..........       3,007,700       2,849,400         0.3
                           433,200  Grupo Carso, S.A. de C.V.
                                     (ADR) (a) (15)...............       3,851,655       4,494,450         0.4
                             8,837  Grupo Financiero Inbursa, S.A.
                                     de C.V. (ADR) (a) (10).......         177,296         150,229         0.0
                           196,000  Kimberly-Clark de Mexico, S.A.
                                     de C.V. (40).................       3,349,463       3,872,189         0.3
                           110,000  Panamerican Beverages, Inc.
                                     (Class A) (4)................       4,307,032       5,156,250         0.4
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO         14,693,146      16,522,518         1.4
-----------------------------------------------------------------------------------------------------------------
NETHERLANDS                 82,000  ABN AMRO Holding N.V. (3).....       4,598,704       5,339,977         0.5
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    NETHERLANDS                          4,598,704       5,339,977         0.5
-----------------------------------------------------------------------------------------------------------------
NORWAY                     469,000  Color Line ASA (46)...........       1,829,151       2,183,393         0.2
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY          1,829,151       2,183,393         0.2
-----------------------------------------------------------------------------------------------------------------
PHILIPPINES              1,210,000  San Miguel Corp. (Class B)
                                     (4)..........................       4,205,227       5,345,011         0.5
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    PHILIPPINES                          4,205,227       5,345,011         0.5
-----------------------------------------------------------------------------------------------------------------
SOUTH KOREA                202,800  +Hyundai Engineering &
                                     Construction Co., Ltd. (GDR)
                                     (b) (29)+++..................       2,642,484       1,267,500         0.1
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH
                                    KOREA                                2,642,484       1,267,500         0.1
-----------------------------------------------------------------------------------------------------------------
SPAIN                      139,000  Repsol S.A. (ADR) (a) (30)....       4,898,863       5,299,375         0.4
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN           4,898,863       5,299,375         0.4
-----------------------------------------------------------------------------------------------------------------
SWEDEN                     409,200  Bure Investment AB (37).......       3,563,162       4,863,566         0.4
                           209,000  Sparbanken Sverige AB (Class
                                     A) (3).......................       2,691,626       3,588,114         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN          6,254,788       8,451,680         0.7
-----------------------------------------------------------------------------------------------------------------
SWITZERLAND                  3,700  ABB AG (20)...................       4,492,198       4,601,509         0.4
                             3,900  +Novartis AG (Registered
                                     Shares) (38).................       3,386,800       4,465,716         0.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN
                                    SWITZERLAND                          7,878,998       9,067,225         0.7
-----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             475,000  Boots Company PLC (18)........       4,502,607       4,896,096         0.4
                         1,420,000  British Steel PLC (28)........       3,780,164       3,911,231         0.3
                           800,000  General Electric PLC (9)......       4,460,523       5,241,891         0.4
                           268,000  Glaxo Wellcome PLC (38).......       3,645,688       4,346,527         0.4
                           557,400  Grand Metropolitan PLC (45)...       3,858,615       4,386,560         0.4
                           465,900  Imperial Chemical Industries
                                     PLC (16).....................       6,436,340       6,125,419         0.5
                           440,000  National Westminster Bank PLC
                                     (3)..........................       4,705,708       5,163,879         0.4
                         1,350,000  Vodafone Group PLC (26).......       4,723,894       5,704,663         0.5
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    UNITED KINGDOM                      36,113,539      39,776,266         3.3
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS               232,656,066     257,516,809        21.3
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                                 FACE                                                              VALUE        PERCENT OF
COUNTRIES                       AMOUNT             FOREIGN BONDS+++++               COST         (NOTE 1A)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
DENMARK          Dkr            84,500,000  Government of Denmark, 8% due      $   15,525,850  $   15,785,005         1.3%
                                             3/15/2006 (12)..................
----------------------------------------------------------------------------------------------------------------------------
GERMANY          DM             12,500,000  Bundesrepublik Deutschland,             8,815,113       8,921,027         0.7
                                             7.125% due 12/20/2002 (12)......
----------------------------------------------------------------------------------------------------------------------------
ITALY            Lit        10,900,000,000  Buoni Poliennali del Tesoro             7,722,200       7,690,127         0.7
                                             (Italian Government Bonds),
                                             8.50% due 1/01/2004 (12)........
----------------------------------------------------------------------------------------------------------------------------
SWEDEN                                      Government of Sweden (12):
                 Skr            35,400,000      10.25% due 5/05/2000.........       6,001,621       5,992,703         0.5
                               112,000,000      8% due 8/15/2007.............      17,581,880      17,938,735         1.5
                                                                               --------------  --------------       -----
                                                                                   23,583,501      23,931,438         2.0
----------------------------------------------------------------------------------------------------------------------------
UNITED                                      UK Treasury Gilt (12):
KINGDOM          L                 750,000      7% due 11/06/2001............       1,236,073       1,269,066         0.1
                                 1,400,000      7.50% due 12/07/2006.........       2,337,601       2,392,126         0.2
                                                                               --------------  --------------       -----
                                                                                    3,573,674       3,661,192         0.3
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN BONDS                    59,220,338      59,988,789         5.0
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT    US$             6,849,910  Federal National Mortgage               6,781,411       6,689,348         0.6
OBLIGATIONS                     15,255,124  Association++:                         15,100,189      15,047,750         1.2
                                 9,270,737      6% due 11/01/2000............       9,160,646       9,128,778         0.8
                                                6% due 6/01/2001.............
                                                6% due 2/01/2004.............
                                                                               --------------  --------------       -----
                                                                                   31,042,246      30,865,876         2.6
----------------------------------------------------------------------------------------------------------------------------
                                            US Treasury Notes:
                                18,000,000      5% due 1/31/1998.............      17,841,094      17,873,460         1.5
                                30,000,000      5.50% due 4/15/2000..........      29,559,375      29,465,700         2.4
                                40,300,000      6.25% due 4/30/2001..........      40,797,766      40,388,257         3.3
                                15,000,000      7.25% due 5/15/2004..........      15,863,672      15,782,850         1.3
                               118,925,000      7% due 7/15/2006.............     125,654,387     123,552,372        10.2
                                                                               --------------  --------------       -----
                                                                                  229,716,294     227,062,639        18.7
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT OBLIGATIONS       260,758,540     257,928,515        21.3
----------------------------------------------------------------------------------------------------------------------------

                                         SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*        2,707,000  General Motors Acceptance Corp.,
                                     7.50% due 1/02/1997............       2,706,436       2,706,436         0.2
                        16,074,000  Lehman Brothers Holdings, 5.70%
                                     due 1/22/1997..................      16,020,554      16,020,554         1.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES           18,726,990      18,726,990         1.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS...............  $1,113,246,593   1,219,672,646       100.7
                                                                      --------------
                                                                      --------------
                                    UNREALIZED DEPRECIATION ON
                                    FORWARD FOREIGN EXCHANGE
                                    CONTRACTS++++...................                      (1,677,215)      (0.1)
                                    LIABILITIES IN EXCESS OF OTHER
                                    ASSETS..........................                      (6,810,552)      (0.6)
                                                                                      --------------       -----
                                    NET ASSETS......................                  $1,211,184,879       100.0%
                                                                                      --------------       -----
                                                                                      --------------       -----
-------------------------------------------------------------------------------------------------------------------

   * Commercial Paper is traded on a discount basis; the interest rates shown are discount rates paid at the time of purchase by the Portfolio.

 (a) American Depositary Receipts (ADR).

 (b) Global Depositary Receipts (GDR).

 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (d) Created as a result of the merger of Kymmene Corporation and Repola Ltd.

   + Non-income producing security.

  ++ Subject to principal paydowns.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

   +++ Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $1,268,000, representing 0.1% of net assets.

--------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
ISSUE                                                               ACQUISITION DATE       COST     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd. (GDR)...............       3/19/1996       $2,642,484  $1,267,500
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $2,642,484  $1,267,500
                                                                                        ----------  ----------
                                                                                        ----------  ----------
--------------------------------------------------------------------------------------------------------------

  ++++ Forward foreign exchange contracts as of December 31, 1996 were as follows:

--------------------------------------------------------
                                            UNREALIZED
FOREIGN                     EXPIRATION     APPRECIATION
CURRENCY SOLD                  DATE       (DEPRECIATION)
--------------------------------------------------------
Chf           11,500,000  January 1997     $    177,218
DM            22,237,000  January 1997         (139,796)
DM            39,695,469  February 1997         368,956
Frf           70,000,000  January 1997          (82,643)
L             24,115,000  January 1997       (1,909,209)
Y          5,522,000,000  February 1997         (81,741)
--------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS -- NET (US$ COMMITMENT-$149,913,071)                                            $ (1,667,215)
                                                                                                  --------------
                                                                                                  --------------
----------------------------------------------------------------------------------------------------------------

+++++ Corresponding industry groups for foreign stocks and bonds:

 (1) Appliances                          (17) Real Estate                   (33) Railroads
 (2) Auto-Parts                          (18) Retail                        (34) Automotive
 (3) Banking                             (19) Semiconductors                (35) Containers
 (4) Beverages                           (20) Capital Goods                 (36) Leisure & Entertainment
 (5) Chemicals                           (21) Textiles                      (37) Investment Management
 (6) Telecommunications & Equipment      (22) Utilities-Communications      (38) Pharmaceuticals
 (7) Containers                          (23) Utilities-Electric            (39) Mining
 (8) Electrical Equipment                (24) Utilities-Water               (40) Paper & Forest Products
 (9) Electronics                         (25) Media-Publishing              (41) Machinery & Equipment
(10) Financial Services                  (26) Telecommunications            (42) Transportation
(11) Footwear                            (27) Food Processing               (43) Warehouse & Storage
(12) Government (Bonds)                  (28) Steel                         (44) Tires & Rubber
(13) Metals                              (29) Engineering & Construction    (45) Diversified
(14) Insurance                           (30) Petroleum                     (46) Cruise Lines
(15) Multi-Industry                      (31) Computers                     (47) Reinsurance
(16) Oil-Integrated                      (32) Tobacco

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1996
--------------------------------------------------------------------------------

                         SHARES                                                          VALUE (NOTE   PERCENT OF
INDUSTRIES                HELD                    STOCKS                      COST           1A)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
ALUMINUM                    6,000  Alcan Aluminium, Ltd.................  $     148,420  $   201,750         0.8%
                            3,900  +Alumax, Inc.........................        128,552      130,163         0.5
                            2,100  Aluminum Co. of America..............        115,567      133,875         0.6
                                                                          -------------  -----------       -----
                                                                                392,539      465,788         1.9
-------------------------------------------------------------------------------------------------------------------
CHEMICALS                   2,300  Air Products & Chemicals, Inc........        131,548      158,988         0.6
                           40,000  Asahi Chemical Industry Co., Ltd.....        295,909      226,598         0.9
                           10,000  BASF AG..............................        243,405      385,310         1.6
                            3,300  Dow Chemical Co......................        227,401      258,638         1.0
                            4,000  duPont (E.I.) de Nemours & Co........        227,270      377,500         1.5
                                                                          -------------  -----------       -----
                                                                              1,125,533    1,407,034         5.6
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES      10,000  Asahi Glass Co., Ltd.................        120,000       94,128         0.4
COMPANIES                   6,700  Canadian Pacific, Ltd................        119,319      177,550         0.7
                            2,700  Coastal Corp.........................         78,702      131,963         0.5
                           16,000  Cyprus Amax Minerals Co..............        448,817      374,000         1.5
                           13,400  Norcen Energy Resources Ltd..........        215,162      297,343         1.2
                           11,500  Occidental Petroleum Corp............        237,878      268,813         1.1
                           27,400  RGC Ltd..............................        108,532      121,644         0.5
                                                                          -------------  -----------       -----
                                                                              1,328,410    1,465,441         5.9
-------------------------------------------------------------------------------------------------------------------
GOLD                       64,000  +....................................
                                   Acacia Resources Ltd.                        131,456      124,531         0.5
                           22,900  +Amax Gold, Inc......................        136,859      145,988         0.6
                            9,700  Ashanti Goldfields Co. Ltd.
                                    (GDR)**.............................        237,979      120,038         0.5
                           12,500  Cambior, Inc.........................        170,092      184,307         0.7
                           88,000  +Delta Gold N.L......................        172,875      164,939         0.6
                           15,500  Driefontein Consolidated Ltd.........        239,913      163,254         0.6
                           69,000  Great Central Mines N.L..............        213,855      196,183         0.8
                           29,900  +Miramar Mining Corp.................        154,324      130,949         0.5
                           22,000  Newcrest Mining Ltd..................         94,671       87,362         0.3
                           10,513  Newmont Mining Corp..................        447,210      470,457         1.9
                           22,500  Placer Dome Inc......................        544,234      489,375         2.0
                           13,100  Prime Resources Group, Inc...........        128,069       92,752         0.4
                           51,000  Resolute Ltd.........................        109,929      106,121         0.4
                           24,000  Santa Fe Pacific Gold Corp...........        295,612      369,000         1.5
                           10,000  +TVX Gold Inc........................         81,425       77,500         0.3
                                                                          -------------  -----------       -----
                                                                              3,158,503    2,922,756        11.6
-------------------------------------------------------------------------------------------------------------------
METALS & MINING             5,800  ASARCO Inc...........................        155,180      144,275         0.6
                          135,000  +Centaur Mining & Exploration Ltd....        202,962      209,073         0.8
                           14,100  Falconbridge Ltd. (Installment
                                    Receipts) (d).......................        211,625      201,723         0.8
                            3,600  Inco Ltd.............................        119,083      114,750         0.5
                           26,200  Industrias Penoles, S.A. de C.V......        117,370       92,870         0.4
                          238,000  M.I.M. Holdings Ltd..................        487,323      332,674         1.3
                           17,185  Minsur S.A...........................         55,784       59,771         0.3
                           54,000  Mitsubishi Materials Corp............        273,415      218,238         0.9
                           17,000  Noranda Inc..........................        317,713      379,088         1.5
                           19,000  Outokumpu OY.........................        347,398      324,091         1.3
                           75,600  Pasminco Ltd.........................        102,704      118,882         0.5
                            5,400  PT Tambang Timah (GDR)** (a).........         66,782       97,605         0.4
                            3,600  Phelps Dodge Corp....................        238,088      243,000         1.0
                           61,000  QNI Ltd..............................        122,703      122,569         0.5
                           26,900  RTZ Corp. PLC (The)..................        350,458      431,672         1.7
                            3,100  Rio Algom Ltd........................         60,087       69,241         0.3
                          205,000  Savage Resources Ltd.................        154,791      224,679         0.9
                           20,500  Savage Resources Ltd. (Warrants)
                                    (b).................................          2,720        5,210         0.0
                           26,000  Sumitomo Metal Mining Co., Ltd.......        216,870      175,354         0.7
                           19,500  Trelleborg 'B' Fria..................        254,451      258,951         1.0
                           80,600  WMC Ltd..............................        467,844      507,619         2.0
                           12,000  Westmin Resources Ltd................         62,778       58,248         0.2
                                                                          -------------  -----------       -----
                                                                              4,388,129    4,389,583        17.6
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1996  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                          VALUE (NOTE   PERCENT OF
INDUSTRIES                HELD              STOCKS (CONTINUED)                COST           1A)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS        11,100  Apache Corp..........................  $     297,018  $   392,662         1.6%
                           23,000  +Chauvco Resources Ltd...............        271,708      236,715         1.0
                            5,400  +Chieftain International, Inc........        120,561      140,400         0.6
                           12,300  +Enserch Exploration, Inc............        122,971      144,525         0.6
                           35,000  Enterprise Oil PLC...................        228,179      386,213         1.5
                           20,800  +....................................
                                   Gulf Canada Resources, Ltd.                  147,695      151,825         0.6
                            3,800  Louisiana Land and Exploration Co.
                                    (The)...............................        149,992      203,775         0.8
                           11,100  Mitchell Energy & Development Corp.
                                    (Class B)...........................        193,975      245,587         1.0
                           15,000  +Northrock Resources Ltd.............        119,611      134,672         0.5
                           12,000  +Oryx Energy Co......................        199,885      297,000         1.2
                            2,100  PanCanadian Petroleum Ltd............         79,720       82,927         0.3
                           49,000  Ranger Oil Ltd.......................        332,530      483,875         1.9
                            4,300  Sonat, Inc...........................        136,166      221,450         0.9
                            5,300  Vastar Resources, Inc................        143,763      201,400         0.8
                                                                          -------------  -----------       -----
                                                                              2,543,774    3,323,026        13.3
-------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED              6,400  Amerada Hess Corp....................        335,064      370,400         1.5
                            3,900  Amoco Corp...........................        214,784      313,950         1.3
                            4,200  British Petroleum Co. PLC (ADR)*.....        320,502      593,775         2.4
                            8,000  ENI Societa per Azioni (ADR)*........        374,000      413,000         1.6
                           10,600  Elf Aquitaine S.A. (ADR)*............        382,621      479,650         1.9
                            1,200  OMV AG...............................        128,441      135,328         0.6
                           14,600  Petro-Canada (Installment Receipts)
                                    (e).................................        114,275      158,775         0.6
                            6,900  Repsol, S.A..........................        199,089      264,588         1.1
                            7,200  Total, S.A. (Class B)................        443,124      585,659         2.3
                           10,200  YPF, S.A. (ADR)*.....................        250,146      257,550         1.0
                                                                          -------------  -----------       -----
                                                                              2,762,046    3,572,675        14.3
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES                6,700  +Coflexip Stena Offshore, Inc.
                                    (ADR)*..............................        138,682      175,037         0.7
                            5,000  IHC Caland N.V.......................        112,286      285,921         1.1
                            5,500  +Petroleum Geo-Services ASA (ADR)*...        161,250      213,812         0.9
                            3,200  Schlumberger Ltd., Inc...............        206,483      319,600         1.3
                            5,300  +Smedvig ASA (ADR)*..................        112,625      106,662         0.4
                            3,700  Transocean Offshore Inc..............        226,546      231,712         0.9
                                                                          -------------  -----------       -----
                                                                                957,872    1,332,744         5.3
-------------------------------------------------------------------------------------------------------------------
PAPER & PULP               14,400  Aracruz Celulose S.A. (ADR)*.........        115,506      118,800         0.5
                           17,400  Avenor Inc...........................        346,730      257,825         1.0
                            8,100  Empresa Nacional de Cellulosas S.A...        119,536       96,985         0.4
                            4,500  Georgia-Pacific Corp.................        352,572      324,000         1.3
                            5,000  International Paper Co...............        167,987      201,875         0.8
                           30,000  Metsa Serla OY 'B'...................        262,339      224,897         0.9
                            8,600  Mo Och Domsjo AB Co..................        184,768      242,289         1.0
                           27,000  Slocan Forest Products Ltd...........        272,565      305,474         1.2
                            4,620  +UPM-Kymmene Corp. (c)...............         82,074       95,370         0.4
                            9,100  Weyerhaeuser Co......................        388,514      431,112         1.7
                            4,000  Willamette Industries, Inc...........        189,875      278,500         1.1
                                                                          -------------  -----------       -----
                                                                              2,482,466    2,577,127        10.3
-------------------------------------------------------------------------------------------------------------------
PLANTATIONS                73,000  Golden Hope Plantations BHD..........        131,880      124,317         0.5
                           70,000  Kuala Lumpur Kepong BHD..............        111,705      177,426         0.7
                                                                          -------------  -----------       -----
                                                                                243,585      301,743         1.2
-------------------------------------------------------------------------------------------------------------------
REFINING                   22,500  Total Petroleum (North America),
                                    Ltd.................................        331,454      233,437         0.9
-------------------------------------------------------------------------------------------------------------------
STEEL                      41,000  British Steel PLC....................        107,778      112,930         0.5
                           69,000  +Kobe Steel Ltd......................        200,421      145,389         0.6
                            6,900  Koninklijke Nederlandsche Hoogovens
                                    en Staalfabrienken N.V..............        275,496      287,833         1.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1996  (Concluded)
--------------------------------------------------------------------------------

                         SHARES                                                          VALUE (NOTE   PERCENT OF
INDUSTRIES                HELD              STOCKS (CONCLUDED)                COST           1A)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
STEEL                      83,000  Nippon Steel Corp....................  $     281,181  $   245,130         1.0%
(CONCLUDED)               127,000  Sumitomo Metal Industries, Ltd.......        396,360      312,565         1.2
                                                                          -------------  -----------       -----
                                                                              1,261,236    1,103,847         4.4
-------------------------------------------------------------------------------------------------------------------
WOOD                        8,600  Louisiana-Pacific Corp...............        218,816      181,675         0.7
                           13,900  Riverside Forest Products Ltd........        183,006      180,599         0.7
                                                                          -------------  -----------       -----
                                                                                401,822      362,274         1.4
-------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                              21,377,369   23,457,475        93.7
-------------------------------------------------------------------------------------------------------------------

                          FACE
                         AMOUNT            SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***     $ 882,000  General Electric Capital Corp., 7.10%
                                    due 1/02/1997.......................        881,652      881,652         3.5
-------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY    700,000  Federal Home Loan Mortgage
OBLIGATIONS***                      Obligations Corp., 5.60% due
                                    1/07/1997...........................        699,238      699,238         2.8
-------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                1,580,890    1,580,890         6.3
-------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS....................  $  22,958,259   25,038,365       100.0
                                                                          -------------
                                                                          -------------
                                   LIABILITIES IN EXCESS OF OTHER
                                    ASSETS..............................                      (8,925)        0.0
                                                                                         -----------       -----
                                   NET ASSETS...........................                 $25,029,440       100.0%
                                                                                         -----------       -----
                                                                                         -----------       -----
-------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.
  * American Depositary Receipts (ADR).
 ** Global Depositary Receipts (GDR).
*** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of the purchase by the Portfolio
 (a) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $98,000, representing 0.4% of net assets.

------------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE (NOTE
ISSUE                                                                   ACQUISITION DATES     COST         1A)
------------------------------------------------------------------------------------------------------------------
PT Tambang Timah (GDR)................................................  10/6/95 - 11/22/95  $  66,782   $  97,605
------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                       $  66,782   $  97,605
                                                                                            ---------  -----------
                                                                                            ---------  -----------
------------------------------------------------------------------------------------------------------------------

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (c) Created as a result of the merger of Kymmene Corporation and Repola Ltd.
 (d) Receipts evidence payment by the Fund of 67% of the purchase price of common stock of Falconbridge Ltd. The Fund is obligated to pay the remaining 33%, approximately $97,774, over the next year.
 (e) Receipts evidence payment by the Fund of 71% of the purchase price of common stock of Petro-Canada. The Fund is obligated to pay the remaining 29%, approximately $45,292, over the next year.

See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 1996
--------------------------------------------------------------------------------

                                                    CAPITAL          GLOBAL
                                   BALANCED          STOCK          STRATEGY
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 98,108,982    $ 289,453,866    $ 231,487,698
Cash..........................             39              871           44,610
Foreign cash (Note 1f)........             --           26,842           52,256
Interest receivable...........        803,543               --        1,187,194
Receivable for securities
  sold........................             --               --               --
Receivable for forward foreign
  exchange contracts (Note
  1e).........................             --          590,113        1,255,751
Dividends receivable..........         69,906          492,549          288,981
Receivable for capital shares
  sold........................         27,195          151,517           39,473
Receivable for loaned
  securities (Note 7).........             --               --               --
Prepaid registration fees and
  other assets (Note 1d)......          4,978           11,474            9,315
                                 ------------    -------------    -------------
  Total assets................     99,014,643      290,727,232      234,365,278
                                 ------------    -------------    -------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1e).........             --          335,948          823,288
Payable for securities
  purchased...................         70,784          441,373          166,746
Payable for capital shares
  redeemed....................         37,614           76,808          423,793
Payable to investment adviser
  (Note 2)....................         28,542           83,505           66,621
Payable for forward foreign
  exchange contracts (Note
  1e).........................             --               --           48,323
Accrued expenses and other
  liabilities.................         24,951           93,529          306,923
                                 ------------    -------------    -------------
  Total liabilities...........        161,891        1,031,163        1,835,694
                                 ------------    -------------    -------------
NET ASSETS....................   $ 98,852,752    $ 289,696,069    $ 232,529,584
                                 ------------    -------------    -------------
                                 ------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $    643,746    $   1,245,741    $   1,383,886
Paid-in capital in excess of
  par.........................     80,566,708      237,342,506      192,779,297
Undistributed investment
  income -- net...............      1,769,753        2,458,189        8,036,323
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................     10,123,953       14,653,320        8,721,303
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      5,748,592       33,996,313       21,608,775
                                 ------------    -------------    -------------
NET ASSETS....................   $ 98,852,752    $ 289,696,069    $ 232,529,584
                                 ------------    -------------    -------------
                                 ------------    -------------    -------------
Capital shares outstanding....      6,437,463       12,457,413       13,838,863
                                 ------------    -------------    -------------
                                 ------------    -------------    -------------
Net asset value, offering and
  redemption price per
  share.......................   $      15.36    $       23.25    $       16.80
                                 ------------    -------------    -------------
                                 ------------    -------------    -------------
*Identified cost..............   $ 92,360,390    $ 255,122,499    $ 209,043,877
                                 ------------    -------------    -------------
                                 ------------    -------------    -------------
+Authorized shares............    100,000,000      100,000,000      100,000,000
                                 ------------    -------------    -------------
                                 ------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   INTERMEDIATE       LONG TERM
                                    GROWTH            HIGH          GOVERNMENT        CORPORATE          MONEY
                                     STOCK            YIELD            BOND             BOND            RESERVE
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 242,141,229    $ 122,796,581    $ 218,540,458    $ 116,129,594    $  560,152,831
Cash..........................             853            8,092              592              577            15,365
Foreign cash (Note 1f)........              --               --               --               --                --
Interest receivable...........              --        1,905,039        3,517,469        1,921,338         2,246,144
Receivable for securities
  sold........................       2,266,882               --               --        1,273,300                --
Receivable for forward foreign
  exchange contracts (Note
  1e).........................              --               --               --               --                --
Dividends receivable..........         313,511           42,000               --               --                --
Receivable for capital shares
  sold........................           7,091              138               --               --         2,038,425
Receivable for loaned
  securities (Note 7).........              --               --              200              146                --
Prepaid registration fees and
  other assets (Note 1d)......           9,472            5,482           11,295            6,013             7,183
                                 -------------    -------------    -------------    -------------    --------------
  Total assets................     244,739,038      124,757,332      222,070,014      119,330,968       564,459,948
                                 -------------    -------------    -------------    -------------    --------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1e).........              --               --               --               --                --
Payable for securities
  purchased...................       2,185,862          987,000               --        1,249,188         6,494,870
Payable for capital shares
  redeemed....................       1,769,553           52,837           90,836           25,372                78
Payable to investment adviser
  (Note 2)....................          70,165           35,169           64,278           34,104           154,592
Payable for forward foreign
  exchange contracts (Note
  1e).........................              --               --               --               --                --
Accrued expenses and other
  liabilities.................          47,753           38,931           51,891           34,326           120,744
                                 -------------    -------------    -------------    -------------    --------------
  Total liabilities...........       4,073,333        1,113,937          207,005        1,342,990         6,770,284
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 240,665,705    $ 123,643,395    $ 221,863,009    $ 117,987,978    $  557,689,664
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $     866,032    $   1,351,153    $   2,029,906    $   1,023,440    $   55,771,980
Paid-in capital in excess of
  par.........................     176,096,350      125,937,565      226,303,272      117,233,438       501,947,816
Undistributed investment
  income -- net...............       1,522,711        1,062,860        1,322,724          725,913                --
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................      26,322,633       (5,753,182)     (10,722,726)      (1,920,897)               --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      35,857,979        1,044,999        2,929,833          926,084           (30,132)
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 240,665,705    $ 123,643,395    $ 221,863,009    $ 117,987,978    $  557,689,664
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Capital shares outstanding....       8,660,317       13,511,531       20,299,063       10,234,402       557,719,795
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Net asset value, offering and
  redemption price per
  share.......................   $       27.79    $        9.15    $       10.93    $       11.53    $         1.00
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
*Identified cost..............   $ 206,283,250    $ 121,751,582    $ 215,610,625    $ 115,203,510    $  560,182,963
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
+Authorized shares............     100,000,000      100,000,000      100,000,000      100,000,000     2,000,000,000
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------


                                   MULTIPLE          NATURAL
                                   STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO
------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................  $ 1,219,672,646    $ 25,038,365
Cash..........................               --           1,245
Foreign cash (Note 1f)........          118,555              --
Interest receivable...........        7,385,689              --
Receivable for securities
  sold........................        3,392,437          16,943
Receivable for forward foreign
  exchange contracts (Note
  1e).........................        2,553,284              --
Dividends receivable..........        1,540,300          31,062
Receivable for capital shares
  sold........................               --           9,844
Receivable for loaned
  securities (Note 7).........               --              --
Prepaid registration fees and
  other assets (Note 1d)......           50,127           1,011
                                ---------------    ------------
  Total assets................    1,234,713,038      25,098,470
                                ---------------    ------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1e).........        1,667,215              --
Payable for securities
  purchased...................       18,887,159              --
Payable for capital shares
  redeemed....................          425,990          40,324
Payable to investment adviser
  (Note 2)....................          349,675           4,194
Payable for forward foreign
  exchange contracts (Note
  1e).........................           37,744              --
Accrued expenses and other
  liabilities.................        2,160,376          24,512
                                ---------------    ------------
  Total liabilities...........       23,528,159          69,030
                                ---------------    ------------
NET ASSETS....................  $ 1,211,184,879    $ 25,029,440
                                ---------------    ------------
                                ---------------    ------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................  $     7,070,555    $    272,407
Paid-in capital in excess of
  par.........................    1,013,740,107      26,192,157
Undistributed investment
  income -- net...............       21,709,430         188,057
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       63,944,949      (3,703,364)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      104,719,838       2,080,183
                                ---------------    ------------
NET ASSETS....................  $ 1,211,184,879    $ 25,029,440
                                ---------------    ------------
                                ---------------    ------------
Capital shares outstanding....       70,705,552       2,724,074
                                ---------------    ------------
                                ---------------    ------------
Net asset value, offering and
  redemption price per
  share.......................  $         17.13    $       9.19
                                ---------------    ------------
                                ---------------    ------------
*Identified cost..............  $ 1,113,246,593    $ 22,958,259
                                ---------------    ------------
                                ---------------    ------------
+Authorized shares............      300,000,000     100,000,000
                                ---------------    ------------
                                ---------------    ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                   CAPITAL          GLOBAL
                                   BALANCED         STOCK          STRATEGY
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1B &
  1C):
Interest and discount
  earned*.....................   $  3,133,072    $  2,178,088    $  4,480,761
Dividends*....................        824,264       4,661,976       3,244,486
Other income..................          1,422              --             155
                                 ------------    ------------    ------------
Total income..................      3,958,758       6,840,064       7,725,402
                                 ------------    ------------    ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        323,758         892,477         741,975
Custodian fees................         20,229          98,790         120,662
Accounting services (Note
  2)..........................         16,093          58,735          50,654
Professional fees.............          7,753          14,246          12,790
Printing and shareholder
  reports.....................          3,069           5,176           6,047
Registration fees (Note 1d)...             36          11,608              41
Transfer agent fees (Note
  2)..........................          5,011           5,008           5,479
Pricing services..............            715              --           4,318
Directors' fees and
  expenses....................            975           2,079           1,787
Interest expense..............             --              --              --
Other.........................          2,492           4,640           5,666
                                 ------------    ------------    ------------
Total expenses before
  reimbursement...............        380,131       1,092,759         949,419
Reimbursement of expenses
  (Note 2)....................             --              --              --
                                 ------------    ------------    ------------
Expenses after
  reimbursement...............        380,131       1,092,759         949,419
                                 ------------    ------------    ------------
Investment income -- net......      3,578,627       5,747,305       6,775,983
                                 ------------    ------------    ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1C, 1E, 1F & 3):
Realized gain (loss) on
  investments -- net..........     10,123,967      13,976,813      12,130,844
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --         676,527       5,717,944
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     (4,709,010)     21,343,267       8,986,014
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................             --        (334,683)     (4,745,969)
                                 ------------    ------------    ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........      5,414,957      35,661,924      22,088,833
                                 ------------    ------------    ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $  8,993,584    $ 41,409,229    $ 28,864,816
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------
*Net of withholding tax.......   $        405    $    131,902    $    218,800
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 INTERMEDIATE      LONG TERM
                                    GROWTH           HIGH         GOVERNMENT       CORPORATE         MONEY          MULTIPLE
                                    STOCK           YIELD            BOND             BOND          RESERVE         STRATEGY
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1B &
  1C):
Interest and discount
  earned*.....................   $    768,720    $ 11,093,052    $ 16,493,411     $  8,778,765    $ 31,184,615    $  25,208,412
Dividends*....................      2,779,556         232,057              --               --              --       17,663,164
Other income..................             --          71,054          26,010           23,729              --           99,087
                                 ------------    ------------    -------------    ------------    ------------    -------------
Total income..................      3,548,276      11,396,163      16,519,421        8,802,494      31,184,615       42,970,663
                                 ------------    ------------    -------------    ------------    ------------    -------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        711,667         367,927         750,063          396,219       1,854,767        3,883,306
Custodian fees................         24,778          21,258          26,644           23,432          28,337          290,727
Accounting services (Note
  2)..........................         49,914          14,144          49,074           27,031         115,232          258,256
Professional fees.............         11,644           9,068          13,545            9,175          43,607           51,299
Printing and shareholder
  reports.....................          6,061           3,727           6,938            3,708          15,568           15,789
Registration fees (Note 1d)...         13,187           3,527              43               38              --           19,004
Transfer agent fees (Note
  2)..........................          5,009           4,594           5,009            5,009              --            5,008
Pricing services..............            229           6,183           1,675            5,109              --            2,530
Directors' fees and
  expenses....................          1,557             951           1,803            1,204              --            9,455
Interest expense..............             --              --              --               --             454               --
Other.........................          2,375           1,711           3,720            2,199              --           21,097
                                 ------------    ------------    -------------    ------------    ------------    -------------
Total expenses before
  reimbursement...............        826,421         433,090         858,514          473,124       2,057,965        4,556,471
Reimbursement of expenses
  (Note 2)....................             --              --              --               --              --               --
                                 ------------    ------------    -------------    ------------    ------------    -------------
Expenses after
  reimbursement...............        826,421         433,090         858,514          473,124       2,057,965        4,556,471
                                 ------------    ------------    -------------    ------------    ------------    -------------
Investment income -- net......      2,721,855      10,963,073      15,660,907        8,329,370      29,126,650       38,414,192
                                 ------------    ------------    -------------    ------------    ------------    -------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1C, 1E, 1F & 3):
Realized gain (loss) on
  investments -- net..........     26,418,543      (2,249,032)     (1,979,485)         920,219          32,716       63,945,017
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --              --              --               --              --        3,629,899
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      8,765,971       4,434,110      (8,361,032)      (6,179,230)       (271,048)      53,357,529
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................             --              --              --               --              --       (1,704,878)
                                 ------------    ------------    -------------    ------------    ------------    -------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     35,184,514       2,185,078     (10,340,517)      (5,259,011)       (238,332)     119,227,567
                                 ------------    ------------    -------------    ------------    ------------    -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $ 37,906,369    $ 13,148,151    $  5,320,390     $  3,070,359    $ 28,888,318    $ 157,641,759
                                 ------------    ------------    -------------    ------------    ------------    -------------
                                 ------------    ------------    -------------    ------------    ------------    -------------
*Net of withholding tax.......   $     24,922              --              --               --              --    $     696,875
                                 ------------    ------------    -------------    ------------    ------------    -------------
                                 ------------    ------------    -------------    ------------    ------------    -------------


                                  NATURAL
                                 RESOURCES
                                 PORTFOLIO
------------------------------
INVESTMENT INCOME (NOTES 1B &
  1C):
Interest and discount
  earned*.....................  $   83,947
Dividends*....................     463,076
Other income..................          --
                                -----------
Total income..................     547,023
                                -----------
EXPENSES:
Investment advisory fees (Note
  2)..........................      78,349
Custodian fees................      35,312
Accounting services (Note
  2)..........................       5,528
Professional fees.............       4,709
Printing and shareholder
  reports.....................         745
Registration fees (Note 1d)...         331
Transfer agent fees (Note
  2)..........................       5,010
Pricing services..............       4,452
Directors' fees and
  expenses....................         315
Interest expense..............          --
Other.........................         879
                                -----------
Total expenses before
  reimbursement...............     135,630
Reimbursement of expenses
  (Note 2)....................     (16,501)
                                -----------
Expenses after
  reimbursement...............     119,129
                                -----------
Investment income -- net......     427,894
                                -----------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1C, 1E, 1F & 3):
Realized gain (loss) on
  investments -- net..........   1,257,109
Realized gain (loss) on
  foreign currency
  transactions -- net.........      (6,904)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........   1,446,535
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................        (407)
                                -----------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........   2,696,333
                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $3,124,227
                                -----------
                                -----------
*Net of withholding tax.......  $   40,756
                                -----------
                                -----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                      BALANCED PORTFOLIO            CAPITAL STOCK PORTFOLIO
                                 ----------------------------    ------------------------------
                                         FOR THE YEAR                     FOR THE YEAR
                                      ENDED DECEMBER 31,               ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET       ----------------------------    ------------------------------
ASSETS:                              1996            1995            1996             1995
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  3,578,627    $  3,855,679    $   5,747,305    $   4,310,132
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................     10,123,967       1,979,502       14,653,340       36,802,837
Change in unrealized
  appreciation/depreciation on
  investments.................     (4,709,010)     10,823,009       21,343,267        1,642,669
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................             --              --         (334,683)            (941)
                                 ------------    ------------    -------------    -------------
Net increase in net assets
  resulting from operations...      8,993,584      16,658,190       41,409,229       42,754,697
                                 ------------    ------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1G):
Investment income -- net......     (3,754,719)     (3,730,461)      (5,548,969)      (3,382,544)
Realized gain on investments
  -- net......................     (1,979,516)     (2,637,146)     (36,850,216)     (14,631,128)
                                 ------------    ------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................     (5,734,235)     (6,367,607)     (42,399,185)     (18,013,672)
                                 ------------    ------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     (1,587,274)     10,996,845       37,729,131       21,568,591
                                 ------------    ------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................      1,672,075      21,287,428       36,739,175       46,309,616
Beginning of year.............     97,180,677      75,893,249      252,956,894      206,647,278
                                 ------------    ------------    -------------    -------------
End of year*..................   $ 98,852,752    $ 97,180,677    $ 289,696,069    $ 252,956,894
                                 ------------    ------------    -------------    -------------
                                 ------------    ------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1h).....   $  1,769,753    $  1,945,845    $   2,458,189    $   2,259,853
                                 ------------    ------------    -------------    -------------
                                 ------------    ------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GLOBAL STRATEGY PORTFOLIO           GROWTH STOCK PORTFOLIO             HIGH YIELD PORTFOLIO
                                 ------------------------------    ------------------------------    ------------------------------
                                          FOR THE YEAR                      FOR THE YEAR                      FOR THE YEAR
                                       ENDED DECEMBER 31,                ENDED DECEMBER 31,                ENDED DECEMBER 31,
                                 ------------------------------    ------------------------------    ------------------------------
                                     1996             1995             1996             1995             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   6,775,983    $   7,504,068    $   2,721,855    $   1,128,152    $  10,963,073    $   9,814,780
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................      17,848,788       (4,123,221)      26,418,543        4,620,788       (2,249,032)         706,980
Change in unrealized
  appreciation/depreciation on
  investments.................       8,986,014       13,582,800        8,765,971       35,345,568        4,434,110        4,364,959
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................      (4,745,969)       3,657,038               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...      28,864,816       20,620,685       37,906,369       41,094,508       13,148,151       14,886,719
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1G):
Investment income -- net......      (5,458,261)      (8,032,457)      (1,964,991)      (1,291,070)     (10,832,795)      (9,775,052)
Realized gain on investments
  -- net......................      (1,312,483)      (3,043,742)      (4,499,465)      (6,299,419)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................      (6,770,744)     (11,076,199)      (6,464,456)      (7,590,489)     (10,832,795)      (9,775,052)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........      (2,247,227)     (20,354,990)      25,071,360       48,946,799       13,949,891       19,845,461
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................      19,846,845      (10,810,504)      56,513,273       82,450,818       16,265,247       24,957,128
Beginning of year.............     212,682,739      223,493,243      184,152,432      101,701,614      107,378,148       82,421,020
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of year*..................   $ 232,529,584    $ 212,682,739    $ 240,665,705    $ 184,152,432    $ 123,643,395    $ 107,378,148
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1h).....   $   8,036,323    $   1,000,662    $   1,522,711    $     765,847    $   1,062,860    $     932,582
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                    INTERMEDIATE GOVERNMENT             LONG TERM CORPORATE
                                         BOND PORTFOLIO                    BOND PORTFOLIO
                                 ------------------------------    ------------------------------
                                          FOR THE YEAR                      FOR THE YEAR
                                       ENDED DECEMBER 31,                ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET       ------------------------------    ------------------------------
ASSETS:                              1996             1995             1996             1995
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  15,660,907    $  16,310,570    $   8,329,370    $   8,599,710
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................      (1,979,485)         791,779          920,219        2,060,856
Change in unrealized
  appreciation/depreciation on
  investments.................      (8,361,032)      22,085,928       (6,179,230)      11,337,819
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................              --               --               --               --
                                 -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...       5,320,390       39,188,277        3,070,359       21,998,385
                                 -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1G):
Investment income -- net......     (15,606,904)     (16,342,303)      (8,263,502)      (8,570,923)
Realized gain on investments
  -- net......................              --               --               --               --
                                 -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................     (15,606,904)     (16,342,303)      (8,263,502)      (8,570,923)
                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........      (7,190,485)      (2,116,693)      (1,851,763)        (272,791)
                                 -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     (17,476,999)      20,729,281       (7,044,906)      13,154,671
Beginning of year.............     239,340,008      218,610,727      125,032,884      111,878,213
                                 -------------    -------------    -------------    -------------
End of year*..................   $ 221,863,009    $ 239,340,008    $ 117,987,978    $ 125,032,884
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1h).....   $   1,322,724    $   1,268,721    $     725,913    $     660,045
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                           NATURAL
                                                                                                          RESOURCES
                                                                                                          PORTFOLIO
                                    MONEY RESERVE PORTFOLIO           MULTIPLE STRATEGY PORTFOLIO        ------------
                                 ------------------------------    ----------------------------------    FOR THE YEAR
                                          FOR THE YEAR                        FOR THE YEAR                  ENDED
                                       ENDED DECEMBER 31,                  ENDED DECEMBER 31,            DECEMBER 31,
                                 ------------------------------    ----------------------------------    ------------
                                     1996             1995              1996               1995              1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  29,126,650    $  31,760,188    $    38,414,192    $    38,707,984    $    427,894
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................          32,716          271,802         67,574,916        117,255,473       1,250,205
Change in unrealized
  appreciation/depreciation on
  investments.................        (271,048)         916,942         53,357,529         25,713,410       1,446,535
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................              --               --         (1,704,878)           (20,714)           (407)
                                 -------------    -------------    ---------------    ---------------    ------------
Net increase in net assets
  resulting from operations...      28,888,318       32,948,932        157,641,759        181,656,153       3,124,227
                                 -------------    -------------    ---------------    ---------------    ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1G):
Investment income -- net......     (29,126,650)     (31,760,188)       (42,049,050)       (32,928,344)       (441,716)
Realized gain on investments
  -- net......................         (32,716)        (271,802)      (113,303,779)       (72,889,967)             --
                                 -------------    -------------    ---------------    ---------------    ------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................     (29,159,366)     (32,031,990)      (155,352,829)      (105,818,311)       (441,716)
                                 -------------    -------------    ---------------    ---------------    ------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     (10,478,219)     (16,470,480)        39,539,413         11,435,787       1,312,192
                                 -------------    -------------    ---------------    ---------------    ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     (10,749,267)     (15,553,538)        41,828,343         87,273,629       3,994,703
Beginning of year.............     568,438,931      583,992,469      1,169,356,536      1,082,082,907      21,034,737
                                 -------------    -------------    ---------------    ---------------    ------------
End of year*..................   $ 557,689,664    $ 568,438,931    $ 1,211,184,879    $ 1,169,356,536    $ 25,029,440
                                 -------------    -------------    ---------------    ---------------    ------------
                                 -------------    -------------    ---------------    ---------------    ------------
*Undistributed investment
  income -- net (Note 1h).....              --               --    $    21,709,430    $    21,714,389    $    188,057
                                 -------------    -------------    ---------------    ---------------    ------------
                                 -------------    -------------    ---------------    ---------------    ------------


                                    1995
------------------------------
OPERATIONS:
Investment income -- net......  $    484,231
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................       767,873
Change in unrealized
  appreciation/depreciation on
  investments.................     1,550,026
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions................           440
                                ------------
Net increase in net assets
  resulting from operations...     2,802,570
                                ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1G):
Investment income -- net......      (474,128)
Realized gain on investments
  -- net......................            --
                                ------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................      (474,128)
                                ------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........    (2,748,349)
                                ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................      (419,907)
Beginning of year.............    21,454,644
                                ------------
End of year*..................  $ 21,034,737
                                ------------
                                ------------
*Undistributed investment
  income -- net (Note 1h).....  $    208,783
                                ------------
                                ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                     BALANCED PORTFOLIO
                                ---------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ---------------------------------------------------------------------------------------------
ASSET VALUE:                          1996               1995             1994                1993                1992
-----------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $         14.86     $      13.27    $         14.62     $         13.70     $         13.29
                                -----------------   --------------           --------            --------            --------
Investment income -- net......                .54              .60                .61                 .50                 .47
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........                .83             2.07              (1.21)               1.35                 .38
                                -----------------   --------------           --------            --------            --------
Total from investment
  operations..................               1.37             2.67               (.60)               1.85                 .85
                                -----------------   --------------           --------            --------            --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.57)            (.62)              (.53)               (.75)               (.26)
Realized gain on investments
  -- net......................               (.30)            (.46)              (.22)               (.18)               (.18)
                                -----------------   --------------           --------            --------            --------
Total dividends and
  distributions...............               (.87)           (1.08)              (.75)               (.93)               (.44)
                                -----------------   --------------           --------            --------            --------
Net asset value, end of
  year........................    $         15.36     $      14.86    $         13.27     $         14.62     $         13.70
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................              9.76%           21.59%             (4.28%)             14.31%               6.67%
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............               .39%             .38%               .40%                .43%                .48%
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
Expenses......................               .39%             .38%               .40%                .43%                .48%
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
Investment income -- net......              3.63%            4.47%              4.28%               3.72%               4.40%
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $        98,853     $     97,181    $        75,893     $        88,018     $        56,080
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
Portfolio turnover............            234.79%           32.92%             46.94%              25.38%              33.15%
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------
Average commission rate
  paid++......................    $         .0611               --                 --                  --                  --
                                -----------------   --------------           --------            --------            --------
                                -----------------   --------------           --------            --------            --------

---------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the year.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  CAPITAL STOCK PORTFOLIO
                                -------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------
                                      1996+             1995              1994               1993               1992
---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $         23.88   $       21.64     $         25.73     $       23.22     $         23.39
                                -----------------   -------------   -----------------   ---------------   -----------------
Investment income -- net......                .46             .41                 .29               .33                 .39
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........               2.86            3.70               (1.50)             3.41                 .16
                                -----------------   -------------   -----------------   ---------------   -----------------
Total from investment
  operations..................               3.32            4.11               (1.21)             3.74                 .55
                                -----------------   -------------   -----------------   ---------------   -----------------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.47)           (.34)               (.28)             (.59)               (.20)
Realized gain on investments
  -- net......................              (3.48)          (1.53)              (2.60)             (.64)               (.52)
                                -----------------   -------------   -----------------   ---------------   -----------------
Total dividends and
  distributions...............              (3.95)          (1.87)              (2.88)            (1.23)               (.72)
                                -----------------   -------------   -----------------   ---------------   -----------------
Net asset value, end of
  year........................    $         23.25   $       23.88     $         21.64     $       25.73     $         23.22
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................             16.54%          20.73%              (5.12%)           17.01%               2.47%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............               .40%            .41%                .39%              .38%                .41%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Expenses......................               .40%            .41%                .39%              .38%                .41%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Investment income -- net......              2.11%           1.98%               1.32%             1.43%               1.89%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $       289,696   $     252,957     $       206,647     $     223,971     $       202,417
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Portfolio turnover............             74.30%         130.54%              71.19%           100.12%              74.89%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Average commission rate
  paid++......................    $         .0264              --                  --                --                  --
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------


                                -----------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------
                                    1996+           1995+           1994            1993            1992
------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $       15.25   $       14.54   $       15.42   $       13.23   $       13.16
                                -------------   -------------   -------------   -------------   -------------
Investment income -- net......            .47             .52             .47             .36             .39
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........           1.56             .94            (.71)           2.61            (.01)
                                -------------   -------------   -------------   -------------   -------------
Total from investment
  operations..................           2.03            1.46            (.24)           2.97             .38
                                -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......           (.39)           (.55)           (.41)           (.60)           (.17)
Realized gain on investments
  -- net......................           (.09)           (.20)           (.23)           (.18)           (.14)
                                -------------   -------------   -------------   -------------   -------------
Total dividends and
  distributions...............           (.48)           (.75)           (.64)           (.78)           (.31)
                                -------------   -------------   -------------   -------------   -------------
Net asset value, end of
  year........................  $       16.80   $       15.25   $       14.54   $       15.42   $       13.23
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................         13.78%          10.44%          (1.62%)         23.73%           3.00%
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............           .42%            .44%            .48%            .45%            .50%
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
Expenses......................           .42%            .44%            .48%            .46%            .54%
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
Investment income -- net......          3.02%           3.59%           3.22%           3.27%           3.84%
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $     232,530   $     212,683   $     223,493   $     182,672   $      52,599
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
Portfolio turnover............        160.89%          26.81%          27.31%          30.53%          43.56%
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------
Average commission rate
  paid++......................  $       .0160              --              --              --              --
                                -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the year.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                                   GROWTH STOCK PORTFOLIO
                                ---------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ---------------------------------------------------------------------------------------------
ASSET VALUE:                          1996               1995             1994                1993                1992
-----------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $         24.06     $      19.20    $         24.65     $         23.98     $         23.31
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net......                .32              .15                .31                 .32                 .26
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........               4.24             6.13              (1.81)               1.63                 .53
                                -----------------   --------------  -----------------   -----------------   -----------------
Total from investment
  operations..................               4.56             6.28              (1.50)               1.95                 .79
                                -----------------   --------------  -----------------   -----------------   -----------------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.24)            (.23)              (.30)               (.41)               (.12)
Realized gain on investments
  -- net......................               (.59)           (1.19)             (3.65)               (.87)                 --
                                -----------------   --------------  -----------------   -----------------   -----------------
Total dividends and
  distributions...............               (.83)           (1.42)             (3.95)              (1.28)               (.12)
                                -----------------   --------------  -----------------   -----------------   -----------------
Net asset value, end of
  year........................    $         27.79     $      24.06    $         19.20     $         24.65     $         23.98
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................             19.57%           35.35%             (6.93%)              8.63%               3.40%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................               .38%             .38%               .40%                .38%                .42%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net......              1.25%             .82%              1.53%               1.35%               1.32%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $       240,666     $    184,152    $       101,702     $       122,836     $       139,062
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Portfolio turnover............             78.04%           87.66%            102.96%             160.29%              87.25%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Average commission rate
  paid++......................    $         .0625               --                 --                  --                  --
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------

---------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the year.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   HIGH YIELD PORTFOLIO
                                -------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------
                                      1996+             1995+             1994               1993               1992
---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $          8.99   $        8.53     $          9.68     $        9.10     $          8.44
                                -----------------   -------------            --------   ---------------            --------
Investment income -- net......                .89             .93                1.00               .94                1.03
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........                .16             .46               (1.17)              .62                 .64
                                -----------------   -------------            --------   ---------------            --------
Total from investment
  operations..................               1.05            1.39                (.17)             1.56                1.67
                                -----------------   -------------            --------   ---------------            --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.89)           (.93)               (.98)             (.98)              (1.01)
Realized gain on investments
  -- net......................                 --              --                  --                --                  --
                                -----------------   -------------            --------   ---------------            --------
Total dividends and
  distributions...............               (.89)           (.93)               (.98)             (.98)              (1.01)
                                -----------------   -------------            --------   ---------------            --------
Net asset value, end of
  year........................    $          9.15   $        8.99     $          8.53     $        9.68     $          9.10
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................             12.32%          17.12%              (1.88%)           18.11%              20.63%
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................               .39%            .38%                .41%              .43%                .44%
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------
Investment income -- net......              9.77%          10.25%              10.88%            10.17%              11.45%
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $       123,643   $     107,378     $        82,421     $      94,739     $        68,034
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------
Portfolio turnover............             50.48%          63.39%              63.43%            73.01%              83.95%
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------
Average commission rate
  paid++......................                 --              --                  --                --                  --
                                -----------------   -------------            --------   ---------------            --------
                                -----------------   -------------            --------   ---------------            --------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the year.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                              INTERMEDIATE GOVERNMENT PORTFOLIO
                                ---------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ---------------------------------------------------------------------------------------------
ASSET VALUE:                          1996+             1995+             1994+               1993                1992
-----------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $         11.41     $      10.32    $         12.02     $         11.75     $         11.79
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net......                .76              .78                .75                 .83                 .83
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........               (.49)            1.10              (1.30)                .50                (.04)
                                -----------------   --------------  -----------------   -----------------   -----------------
Total from investment
  operations..................                .27             1.88               (.55)               1.33                 .79
                                -----------------   --------------  -----------------   -----------------   -----------------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.75)            (.79)              (.75)               (.84)               (.83)
Realized gain on investments
  -- net......................                 --               --               (.39)               (.22)                 --
In excess of realized gain on
  investments -- net..........                 --               --               (.01)                 --                  --
                                -----------------   --------------  -----------------   -----------------   -----------------
Total dividends and
  distributions...............               (.75)            (.79)             (1.15)              (1.06)               (.83)
                                -----------------   --------------  -----------------   -----------------   -----------------
Net asset value, end of
  year........................    $         10.93     $      11.41    $         10.32     $         12.02     $         11.75
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................              2.61%           18.87%             (4.78%)             11.20%               7.03%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................               .38%             .38%               .37%                .36%                .40%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net......              6.85%            7.22%              6.89%               6.42%               7.03%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net, and
  realized gain on investments
  -- net......................                 --               --                 --                  --                  --
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $       221,863     $    239,340    $       218,611     $       284,495     $       269,254
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Portfolio turnover............             29.35%           57.38%            140.55%             113.61%              80.54%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------

---------------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.
 ++  Amount less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            LONG TERM CORPORATE BOND PORTFOLIO
                                -------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------
                                      1996+             1995+             1994+              1993               1992
---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $         12.02   $       10.72     $         12.59     $       12.07     $         12.06
                                -----------------   -------------   -----------------   ---------------   -----------------
Investment income -- net......                .80             .83                 .81               .83                 .90
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........               (.50)           1.30               (1.42)              .68                 .02
                                -----------------   -------------   -----------------   ---------------   -----------------
Total from investment
  operations..................                .30            2.13                (.61)             1.51                 .92
                                -----------------   -------------   -----------------   ---------------   -----------------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.79)           (.83)               (.82)             (.83)               (.91)
Realized gain on investments
  -- net......................                 --              --                (.44)             (.16)                 --
In excess of realized gain on
  investments -- net..........                 --              --                  --                --                  --
                                -----------------   -------------   -----------------   ---------------   -----------------
Total dividends and
  distributions...............               (.79)           (.83)              (1.26)             (.99)               (.91)
                                -----------------   -------------   -----------------   ---------------   -----------------
Net asset value, end of
  year........................    $         11.53   $       12.02     $         10.72     $       12.59     $         12.07
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................              2.77%          20.66%              (5.14%)           13.01%               8.05%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................               .39%            .40%                .39%              .38%                .43%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Investment income -- net......              6.90%           7.32%               7.16%             6.65%               7.51%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Investment income -- net, and
  realized gain on investments
  -- net......................                 --              --                  --                --                  --
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $       117,988   $     125,033     $       111,878     $     139,321     $       126,864
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------
Portfolio turnover............             92.45%         110.49%             134.53%           110.53%              93.10%
                                -----------------   -------------   -----------------   ---------------   -----------------
                                -----------------   -------------   -----------------   ---------------   -----------------


                                -------------------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------

                                      1996              1995              1994               1993               1992

------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $          1.00   $        1.00     $          1.00     $        1.00     $          1.00

                                -----------------   -------------   -----------------   ---------------   -----------------

Investment income -- net......                .05             .06                 .04               .03                 .04

Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........                 --              --                  --                --                  --

                                -----------------   -------------   -----------------   ---------------   -----------------

Total from investment
  operations..................                .05             .06                 .04               .03                 .04

                                -----------------   -------------   -----------------   ---------------   -----------------

LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.05)           (.06)               (.04)             (.03)               (.04)

Realized gain on investments
  -- net......................                +--+             --                  --                --                  --

In excess of realized gain on
  investments -- net..........                 --              --                  --                --                  --

                                -----------------   -------------   -----------------   ---------------   -----------------

Total dividends and
  distributions...............               (.05)           (.06)               (.04)             (.03)               (.04)

                                -----------------   -------------   -----------------   ---------------   -----------------

Net asset value, end of
  year........................    $          1.00   $        1.00     $          1.00     $        1.00     $          1.00

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------

TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................              5.33%           5.81%               4.04%             3.08%               3.77%

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------

RATIOS TO AVERAGE NET ASSETS:
Expenses......................               .36%            .35%                .36%              .36%                .39%

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------

Investment income -- net......                 --              --                  --                --                  --

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------

Investment income -- net, and
  realized gain on investments
  -- net......................              5.16%           5.67%               4.00%             3.03%               3.77%

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------

SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $       557,690   $     568,439     $       583,992     $     546,710     $       647,190

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------

Portfolio turnover............                 --              --                  --                --                  --

                                -----------------   -------------   -----------------   ---------------   -----------------

                                -----------------   -------------   -----------------   ---------------   -----------------


  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.
 ++  Amount less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Concluded)
--------------------------------------------------------------------------------

                                                                 MULTIPLE STRATEGY PORTFOLIO
                                ---------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ---------------------------------------------------------------------------------------------
ASSET VALUE:                          1996+             1995+             1994+               1993                1992
-----------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $         17.24     $      16.22    $         19.84     $         18.70     $         18.32
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net......                .53              .56                .50                 .54                 .61
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........               1.63             2.03              (1.39)               2.30                 .17
                                -----------------   --------------  -----------------   -----------------   -----------------
Total from investment
  operations..................               2.16             2.59               (.89)               2.84                 .78
                                -----------------   --------------  -----------------   -----------------   -----------------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.60)            (.48)              (.57)               (.88)               (.32)
Realized gain on investments
  -- net......................              (1.67)           (1.09)             (2.16)               (.82)               (.08)
                                -----------------   --------------  -----------------   -----------------   -----------------
Total dividends and
  distributions...............              (2.27)           (1.57)             (2.73)              (1.70)               (.40)
                                -----------------   --------------  -----------------   -----------------   -----------------
Net asset value, end of
  year........................    $         17.13     $      17.24    $         16.22     $         19.84     $         18.70
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................             14.32%           17.55%             (5.05%)             16.66%               4.35%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............               .39%             .38%               .38%                .36%                .40%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Expenses......................               .39%             .38%               .38%                .36%                .40%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Investment income -- net......              3.26%            3.44%              2.97%               2.91%               3.26%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $     1,211,185     $  1,169,357    $     1,082,083     $     1,237,336     $     1,137,022
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Portfolio turnover............            143.82%          140.83%             68.12%              91.08%              67.71%
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------
Average commission rate
  paid++......................    $         .0246               --                 --                  --                  --
                                -----------------   --------------  -----------------   -----------------   -----------------
                                -----------------   --------------  -----------------   -----------------   -----------------

---------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the year.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                NATURAL RESOURCES PORTFOLIO
                                -------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------
                                      1996+             1995              1994               1993               1992
---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................    $          8.17   $        7.43     $          7.53     $        7.01     $          7.04
                                         --------   -------------            --------   ---------------            --------
Investment income -- net......                .16             .17                 .17               .13                 .21
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........               1.03             .73                (.10)              .66                (.12)
                                         --------   -------------            --------   ---------------            --------
Total from investment
  operations..................               1.19             .90                 .07               .79                 .09
                                         --------   -------------            --------   ---------------            --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......               (.17)           (.16)               (.17)             (.27)               (.12)
Realized gain on investments
  -- net......................                 --              --                  --                --                  --
                                         --------   -------------            --------   ---------------            --------
Total dividends and
  distributions...............               (.17)           (.16)               (.17)             (.27)               (.12)
                                         --------   -------------            --------   ---------------            --------
Net asset value, end of
  year........................    $          9.19   $        8.17     $          7.43     $        7.53     $          7.01
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................             14.72%          12.22%                .88%            11.65%               1.35%
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............               .50%            .47%                .50%              .50%                .50%
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
Expenses......................               .57%            .47%                .59%              .59%                .82%
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
Investment income -- net......              1.79%           1.99%               2.23%             2.00%               2.84%
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................    $        25,029   $      21,035     $        21,455     $      18,437     $         7,987
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
Portfolio turnover............             31.29%          38.50%              48.16%            65.26%              32.14%
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------
Average commission rate
  paid++......................    $         .0231              --                  --                --                  --
                                         --------   -------------            --------   ---------------            --------
                                         --------   -------------            --------   ---------------            --------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the year.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(B) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(D) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(E) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts. Premium or discount is amortized over the life of the contracts.

- OPTIONS -- Certain Portolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(G) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(H) RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch Life Insurance Co. ("Monarch") entered into an agreement which provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets.

For the year ended December 31, 1996, the Natural Resources Portfolio was reimbursed in the amount of $16,501.

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $2,313 in the Balanced Portfolio, $30,249 in the Capital Stock Portfolio, $17,809 in the Global Strategy Portfolio, $10,800 in the Growth Stock Portfolio, $3,750 in the High Yield Portfolio, $87,552 in the Multiple Strategy Portfolio, and $1,986 in the Natural Resources Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 1996, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $303; Global Strategy Portfolio $123; High Yield Portfolio $3,739; Intermediate Government Portfolio $1,250; Long-Term Corporate Bond Portfolio $2,381; and Multiple Strategy Portfolio $360 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLPF&S, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 1996 were as follows:

                                                                                                    INTERMEDIATE
                                                          GLOBAL                                     GOVERNMENT      LONG TERM
                         BALANCED     CAPITAL STOCK      STRATEGY      GROWTH STOCK    HIGH YIELD       BOND       CORPORATE BOND
                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Total Purchases.....  $  214,837,063  $  282,527,196  $  386,989,471  $  180,400,616  $ 54,096,546   $63,609,640   $  104,610,164
                      --------------  --------------  --------------  --------------  ------------  -------------  --------------
                      --------------  --------------  --------------  --------------  ------------  -------------  --------------
Total Sales.........  $  201,782,433  $  176,180,450  $  313,649,795  $  157,376,222  $ 50,230,717   $64,473,336   $  102,742,329
                      --------------  --------------  --------------  --------------  ------------  -------------  --------------
                      --------------  --------------  --------------  --------------  ------------  -------------  --------------


                         MULTIPLE        NATURAL
                         STRATEGY       RESOURCES
                         PORTFOLIO      PORTFOLIO
--------------------
Total Purchases.....  $ 1,941,739,661   $8,096,252
                      ---------------  ------------
                      ---------------  ------------
Total Sales.........  $ 1,407,181,483   $6,962,971
                      ---------------  ------------
                      ---------------  ------------

--------------------------------------------------------------------------------

Merrill Lynch Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of December 31, 1996, unrealized appreciation/depreciation for Federal income tax purposes were as follows:
                                                    CAPITAL          GLOBAL           GROWTH            HIGH
                                   BALANCED          STOCK          STRATEGY           STOCK            YIELD
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Appreciated securities........   $  6,452,163    $  40,356,226    $  28,243,695    $  38,843,203    $   5,679,695
Depreciated securities........       (735,801)      (6,218,877)      (5,817,899)      (3,001,166)      (4,656,912)
                                 ------------    -------------    -------------    -------------    -------------
Net unrealized appreciation
  (depreciation)..............   $  5,716,362    $  34,137,349    $  22,425,796    $  35,842,037    $   1,022,783
                                 ------------    -------------    -------------    -------------    -------------
                                 ------------    -------------    -------------    -------------    -------------
Cost for Federal income tax
  purposes....................   $ 92,392,620    $ 255,316,517    $ 209,061,902    $ 206,299,192    $ 121,773,798
                                 ------------    -------------    -------------    -------------    -------------
                                 ------------    -------------    -------------    -------------    -------------
Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:

                                     BALANCED PORTFOLIO           CAPITAL STOCK PORTFOLIO        GLOBAL STRATEGY PORTFOLIO
                                 ---------------------------    ----------------------------    ----------------------------
                                   REALIZED                       REALIZED       UNREALIZED       REALIZED       UNREALIZED
                                    GAINS        UNREALIZED        GAINS           GAINS           GAINS           GAINS
                                   (LOSSES)         GAINS         (LOSSES)        (LOSSES)        (LOSSES)        (LOSSES)
----------------------------------------------------------------------------------------------------------------------------
Long-term securities..........   $ 10,126,080    $5,748,592     $ 13,976,669    $ 34,331,367    $ 12,131,634    $ 22,443,821
Short-term securities.........         (2,113)           --              144              --            (790)             --
Forward foreign exchange
  contracts...................             --            --          744,534        (335,948)      5,915,293        (823,288)
Foreign currency
  transactions................             --            --          (68,007)            894        (197,349)        (11,758)
                                 ------------    -----------    ------------    ------------    ------------    ------------
Total.........................   $ 10,123,967    $5,748,592     $ 14,653,340    $ 33,996,313    $ 17,848,788    $ 21,608,775
                                 ------------    -----------    ------------    ------------    ------------    ------------
                                 ------------    -----------    ------------    ------------    ------------    ------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                ----------------------------    ---------------------------
                                                                  REALIZED
                                  REALIZED       UNREALIZED        GAINS        UNREALIZED
                                   GAINS           GAINS          (LOSSES)         GAINS
------------------------------
Long-term securities..........  $ 26,279,641    $ 35,857,979    $ (2,249,459)   $1,044,999
Short-term securities.........       138,902              --             427            --
Forward foreign exchange
  contracts...................            --              --              --            --
Foreign currency
  transactions................            --              --              --            --
                                ------------    ------------    ------------    -----------
Total.........................  $ 26,418,543    $ 35,857,979    $ (2,249,032)   $1,044,999
                                ------------    ------------    ------------    -----------
                                ------------    ------------    ------------    -----------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                      BALANCED PORTFOLIO           CAPITAL STOCK PORTFOLIO        GLOBAL STRATEGY PORTFOLIO
                                 ----------------------------    ----------------------------    ----------------------------
FOR THE YEAR ENDED                                 DOLLAR                          DOLLAR                          DOLLAR
DECEMBER 31, 1996                  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold...................       831,685    $  12,144,003      1,760,273    $  37,721,110      1,834,916    $  28,028,627
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........       402,709        5,734,235      2,087,885       42,399,185        457,483        6,770,744
                                 -----------    -------------    -----------    -------------    -----------    -------------
Total issued..................     1,234,394       17,878,238      3,848,158       80,120,295      2,292,399       34,799,371
Shares redeemed...............    (1,336,006)     (19,465,512)    (1,982,012)     (42,391,164)    (2,401,439)     (37,046,598)
                                 -----------    -------------    -----------    -------------    -----------    -------------
Net increase (decrease).......      (101,612)   $  (1,587,274)     1,866,146    $  37,729,131       (109,040)   $  (2,247,227)
                                 -----------    -------------    -----------    -------------    -----------    -------------
                                 -----------    -------------    -----------    -------------    -----------    -------------

                                ----------------------------
FOR THE YEAR ENDED                                DOLLAR
DECEMBER 31, 1996                 SHARES          AMOUNT
------------------------------
Shares sold...................    4,026,810    $ 102,339,591
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........      272,693        6,464,456
                                -----------    -------------
Total issued..................    4,299,503      108,804,047
Shares redeemed...............   (3,294,306)     (83,732,687)
                                -----------    -------------
Net increase (decrease).......    1,005,197    $  25,071,360
                                -----------    -------------
                                -----------    -------------

                                      BALANCED PORTFOLIO           CAPITAL STOCK PORTFOLIO        GLOBAL STRATEGY PORTFOLIO
                                 ----------------------------    ----------------------------    ----------------------------
FOR THE YEAR ENDED                                 DOLLAR                          DOLLAR                          DOLLAR
DECEMBER 31, 1995                  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold...................     1,291,948    $  18,030,554      2,407,839    $  51,660,671      1,806,490    $  26,674,612
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........       494,385        6,367,607        337,836        6,916,386        776,360       11,076,199
                                 -----------    -------------    -----------    -------------    -----------    -------------
Total issued..................     1,786,333       24,398,161      2,745,675       58,577,057      2,582,850       37,750,811
Shares redeemed...............      (965,851)     (13,401,316)    (1,704,354)     (37,008,466)    (4,006,374)     (58,105,801)
                                 -----------    -------------    -----------    -------------    -----------    -------------
Net increase (decrease).......       820,482    $  10,996,845      1,041,321    $  21,568,591     (1,423,524)   $ (20,354,990)
                                 -----------    -------------    -----------    -------------    -----------    -------------
                                 -----------    -------------    -----------    -------------    -----------    -------------


                                ----------------------------
FOR THE YEAR ENDED                                DOLLAR
DECEMBER 31, 1995                 SHARES          AMOUNT
------------------------------
Shares sold...................    5,020,010    $ 105,384,779
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........      426,119        7,590,489
                                -----------    -------------
Total issued..................    5,446,129      112,975,268
Shares redeemed...............   (3,086,712)     (64,028,469)
                                -----------    -------------
Net increase (decrease).......    2,359,417    $  48,946,799
                                -----------    -------------
                                -----------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                 INTERMEDIATE       LONG TERM
                                  GOVERNMENT        CORPORATE          MONEY           MULTIPLE          NATURAL
                                     BOND             BOND            RESERVE          STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Appreciated securities........   $   4,987,878    $   1,956,527    $      62,655    $   125,972,422    $  3,471,448
Depreciated securities........      (2,058,045)      (1,030,443)         (94,362)       (20,190,534)     (1,393,112)
                                 -------------    -------------    -------------    ---------------    ------------
Net unrealized appreciation
  (depreciation)..............   $   2,929,833    $     926,084    $     (31,707)   $   105,781,888    $  2,078,336
                                 -------------    -------------    -------------    ---------------    ------------
                                 -------------    -------------    -------------    ---------------    ------------
Cost for Federal income tax
  purposes....................   $ 215,610,625    $ 115,203,510    $ 560,184,538    $ 1,113,890,758    $ 22,960,029
                                 -------------    -------------    -------------    ---------------    ------------
                                 -------------    -------------    -------------    ---------------    ------------
Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:

                                                                                                                       MULTIPLE
                                   INTERMEDIATE GOVERNMENT       LONG TERM CORPORATE                                   STRATEGY
                                       BOND PORTFOLIO               BOND PORTFOLIO        MONEY RESERVE PORTFOLIO     PORTFOLIO
                                 ---------------------------    ----------------------    -----------------------    ------------
                                                                                                                       REALIZED
                                   REALIZED      UNREALIZED     REALIZED     UNREALIZED   REALIZED    UNREALIZED        GAINS
                                    LOSSES          GAINS         GAINS        GAINS       GAINS        LOSSES         (LOSSES)
---------------------------------------------------------------------------------------------------------------------------------
Long-term securities..........   $ (1,979,485)   $2,929,833     $ 920,219    $926,084          --             --     $ 63,953,817
Short-term securities.........             --            --            --          --     $32,716     $  (30,132)          (8,800)
Forward foreign exchange
  contracts...................             --            --            --          --          --             --        3,472,157
Foreign currency
  transactions................             --            --            --          --          --             --          157,742
                                 ------------    -----------    ---------    ---------    --------    -----------    ------------
Total.........................   $ (1,979,485)   $2,929,833     $ 920,219    $926,084     $32,716     $  (30,132)    $ 67,574,916
                                 ------------    -----------    ---------    ---------    --------    -----------    ------------
                                 ------------    -----------    ---------    ---------    --------    -----------    ------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                                 NATURAL RESOURCES PORTFOLIO
                                                 ---------------------------
                                 UNREALIZED       REALIZED
                                    GAINS           GAINS        UNREALIZED
                                  (LOSSES)        (LOSSES)         GAINS
------------------------------
Long-term securities..........  $ 106,426,053    $ 1,257,109    $  2,080,106
Short-term securities.........             --             --              --
Forward foreign exchange
  contracts...................     (1,667,215)            --              --
Foreign currency
  transactions................        (39,000)        (6,904)             77
                                -------------    -----------    ------------
Total.........................  $ 104,719,838    $ 1,250,205    $  2,080,183
                                -------------    -----------    ------------
                                -------------    -----------    ------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                                 INTERMEDIATE GOVERNMENT BOND      LONG TERM CORPORATE BOND
                                     HIGH YIELD PORTFOLIO                 PORTFOLIO                       PORTFOLIO
                                 ----------------------------    ----------------------------    ----------------------------
                                                   DOLLAR                          DOLLAR                          DOLLAR
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold...................     6,533,467    $  58,786,187      1,107,678    $  12,231,009        801,725    $   9,239,683
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     1,207,222       10,832,795      1,428,977       15,606,904        719,303        8,263,502
                                 -----------    -------------    -----------    -------------    -----------    -------------
Total issued..................     7,740,689       69,618,982      2,536,655       27,837,913      1,521,028       17,503,185
Shares redeemed...............    (6,167,098)     (55,669,091)    (3,214,088)     (35,028,398)    (1,689,020)     (19,354,948)
                                 -----------    -------------    -----------    -------------    -----------    -------------
Net increase (decrease).......     1,573,591    $  13,949,891       (677,433)   $  (7,190,485)      (167,992)   $  (1,851,763)
                                 -----------    -------------    -----------    -------------    -----------    -------------
                                 -----------    -------------    -----------    -------------    -----------    -------------

                                    MONEY RESERVE PORTFOLIO
                                -------------------------------    -----------------------------    ----------------------------
                                                     DOLLAR                           DOLLAR                          DOLLAR
                                   SHARES            AMOUNT          SHARES           AMOUNT          SHARES          AMOUNT
------------------------------
Shares sold...................    196,701,637    $  196,701,637        604,939    $    9,547,441      1,934,193    $  16,931,833
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     29,159,633        29,159,633     10,145,152       155,352,829         52,331          441,716
                                -------------    --------------    -----------    --------------    -----------    -------------
Total issued..................    225,861,270       225,861,270     10,750,091       164,900,270      1,986,524       17,373,549
Shares redeemed...............   (236,339,489)     (236,339,489)    (7,880,674)     (125,360,857)    (1,838,510)     (16,061,357)
                                -------------    --------------    -----------    --------------    -----------    -------------
Net increase (decrease).......    (10,478,219)   $  (10,478,219)     2,869,417    $   39,539,413        148,014    $   1,312,192
                                -------------    --------------    -----------    --------------    -----------    -------------
                                -------------    --------------    -----------    --------------    -----------    -------------

                                                                 INTERMEDIATE GOVERNMENT BOND      LONG TERM CORPORATE BOND
                                     HIGH YIELD PORTFOLIO                 PORTFOLIO                       PORTFOLIO
                                 ----------------------------    ----------------------------    ----------------------------
                                                   DOLLAR                          DOLLAR                          DOLLAR
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold...................     8,479,805    $  75,386,693      1,820,237    $  19,784,758      1,179,723    $  13,430,499
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     1,107,700        9,775,052      1,510,971       16,342,302        759,176        8,570,923
                                 -----------    -------------    -----------    -------------    -----------    -------------
Total issued..................     9,587,505       85,161,745      3,331,208       36,127,060      1,938,899       22,001,422
Shares redeemed...............    (7,315,179)     (65,316,284)    (3,546,978)     (38,243,753)    (1,968,331)     (22,274,213)
                                 -----------    -------------    -----------    -------------    -----------    -------------
Net increase (decrease).......     2,272,326    $  19,845,461       (215,770)   $  (2,116,693)       (29,432)   $    (272,791)
                                 -----------    -------------    -----------    -------------    -----------    -------------
                                 -----------    -------------    -----------    -------------    -----------    -------------


                                    MONEY RESERVE PORTFOLIO
                                -------------------------------    -----------------------------    ----------------------------

                                                     DOLLAR                           DOLLAR                          DOLLAR

                                   SHARES            AMOUNT          SHARES           AMOUNT          SHARES          AMOUNT

------------------------------
Shares sold...................    211,919,729    $  211,919,729        979,588    $   15,902,035      3,592,635    $  27,917,420

Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     32,032,115        32,032,115      7,012,948       105,818,311         61,559          474,128

                                -------------    --------------    -----------    --------------    -----------    -------------

Total issued..................    243,951,844       243,951,844      7,992,536       121,720,346      3,654,194       28,391,548

Shares redeemed...............   (260,422,324)     (260,422,324)    (6,852,014)     (110,284,559)    (3,966,476)     (31,139,897)

                                -------------    --------------    -----------    --------------    -----------    -------------

Net increase (decrease).......    (16,470,480)   $  (16,470,480)     1,140,522    $   11,435,787       (312,282)   $  (2,748,349)

                                -------------    --------------    -----------    --------------    -----------    -------------

                                -------------    --------------    -----------    --------------    -----------    -------------


--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1996, the Fund had capital loss carryforwards of approximately $3,368,000 in the High Yield Portfolio, of which $3,019,000 expires in 1998, and $349,000 expires in 1999; $10,426,000 in the Intermediate Government Bond Portfolio, of which $7,516,000 expires in 2002, $1,088,000 expires in 2003, and $1,822,000 expires in 2004; $1,921,000 in the Long Term Corporate Bond Portfolio, all of which expires in 2002; $3,702,000 in the Natural Resources Portfolio, of which $2,063,000 expires in 1997, $1,187,000 expires in 1998, $155,000 expires in 1999, and $297,000 expires in 2000. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $6,550,142 in the Natural Resources Portfolio has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At December 31, 1996, the Multiple Strategy Portfolio had entered into forward foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase various foreign currencies with values of approximately $17,790,000; the Natural Resources Portfolio had entered into forward foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to sell various foreign currencies with a value of approximately $17,000.

7. LOANED SECURITIES:

At December 31, 1996, the Intermediate Government Bond Portfolio held US Treasury Notes having an aggregate value of approximately $6,275,000 as collateral for portfolio securities loaned having a market value of approximately $6,033,000; the Long Term Corporate Bond Portfolio held US Treasury Notes having an aggregate value of approximately $1,046,000 as collateral for portfolio securities loaned having a market value of approximately $1,000,000; the Multiple Strategy Portfolio held US Treasury Notes having an aggregate value of approximately $10,665,000 as collateral for portfolio securities loaned having a market value of approximately $10,902,000.

8. SUBSEQUENT EVENTS:

On January 2, 1997, the Board of Directors declared dividends and distributions per share payable on January 2, 1997 and January 9, 1997 to shareholders of record as of December 31, 1996 and January 2, 1997 as follows:

                                                                                            ORDINARY     LONG-TERM
                                                                                             INCOME    CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO
Balanced.................................................................................  $  .581556   $  1.271029
Capital Stock............................................................................     .801789       .560750
Global Strategy..........................................................................     .718377       .462216
Growth Stock.............................................................................    1.143922      2.075848
High Yield...............................................................................     .078663            --
Intermediate Government Bond.............................................................     .065161            --
Long Term Corporate Bond.................................................................     .070928            --
Multiple Strategy........................................................................     .684557       .516597
Natural Resources........................................................................     .069097            --

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Merrill Lynch Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios of Merrill Lynch Series Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios of Merrill Lynch Series Fund, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 1997

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

NORMAN R. HARVEY-Senior Vice President

N. JOHN HEWITT-Senior Vice President

JOSEPH T. MONAGLE-Senior Vice President

DONALD C. BURKE-Vice President

LAWRENCE R. FULLER-Vice President

JAY C. HARBECK-Vice President

JOEL HEYMSFELD-Vice President

VINCENT T. LATHBURY III-Vice President

PETER A. LEHMAN-Vice President

THOMAS R. ROBINSON-Vice President

JACQUELINE ROGERS-Vice President

ALDONA SCHWARTZ-Vice President

WILLIAM WILDE-Vice President

GERALD M. RICHARD-Treasurer

IRA P. SHAPIRO-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

As of December 31, 1996, N. John Hewitt retired as Senior Vice President of the Fund. His colleagues at Merrill Lynch Asset Management join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.
--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Money Reserve Portfolio, the Portfolio seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. Statements and other information herein are as dated and are subject to change.

59828-12/96

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
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